File No. __________

As filed with the SEC on August 7, 2019

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __

Post-Effective Amendment No.  __

(Check appropriate box or boxes)

MONEY MARKET OBLIGATIONS TRUST

(Exact Name of Registrant as Specified in Charter)

1-800-341-7400

(Area Code and Telephone Number)

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

Copies to:

Thomas Early, Esquire

Goodwin Procter LLP

601 S. Figueroa St.

41st Floor

Los Angeles, CA 90017

Approximate Date of Proposed Public Offering: As soon as

practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered:

Service Shares, Select Shares and Capital Shares, without par value of Federated Government Obligations Fund;

Service Shares and Institutional Shares, without par value of Federated U.S. Treasury Cash Reserves,

Institutional Shares, Capital Shares and Service Shares without par value of Federated Treasury Obligations Fund,

Each a portfolio of the Registrant

It is proposed that this filing will become effective

On September 6, 2019 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Prospectus/Proxy Statement

PNC Government Money Market Fund

PNC Treasury Money Market Fund

PNC Treasury Plus Money Market Fund

PNC Total Return Advantage Fund

PNC Ultra Short Bond Fund

Voting only takes a few minutes and your participation is important! We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanation will help you decide on the vote. Thank you in advance for your vote.

Each of the above-referenced series of PNC Funds (each a “PNC Fund”) will hold a special meeting of shareholders on November 5, 2019. The meeting will be held at the offices of PNC Capital Advisors, LLC located at One East Pratt Street, 5th Floor, Baltimore, MD 21202 at 11:00 a.m. (Eastern time). Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposal.

Why am I being asked to vote?

Certain mutual funds are required to obtain shareholders’ votes for certain types of events, like the one described here and in the accompanying Prospectus/Proxy Statement. As a shareholder of record as of August 7, 2019, you have a right to vote on these events, and we urge you to do so at your earliest convenience. A prompt response will save the expense of additional follow-up mailings and solicitations.

What is the proposal?

It is proposed that each PNC Fund reorganize into a corresponding Federated fund (each a “Federated Fund,” and, together with each PNC Fund, the “Funds”) with generally substantially similar investment objectives and strategies (each a “Reorganization”). PNC Capital Advisors, LLC (the “PNC Funds Adviser”) also advises other mutual funds that are not part of this Prospectus/Proxy Statement. Shareholders of those other PNC funds are voting on a similar proposal that involves their PNC fund reorganizing into a corresponding fund in the Federated family of funds, as described in separate prospectuses/proxy statements. Accordingly, if you own shares of other PNC funds not included in this Prospectus/Proxy Statement, you may receive more than one prospectus/proxy statement. Each Reorganization is conditioned on the approval of all the other reorganizations, including those that are not part of this Prospectus/Proxy Statement, but the PNC Funds Adviser and the Federated Funds Adviser (as defined below) may seek to cause the Funds to waive this condition under the Agreements and Plans of Reorganization to allow for any reorganization to proceed independent of the approval of any other reorganization.

Why has the Board of Trustees recommended that I vote in favor of the Reorganizations?

•	The Board of Trustees of PNC Funds (the “Reorganizing Funds Trust”) recommends you vote in favor of the proposal because it believes that each Reorganization is in the best interests of each PNC Fund.
•	The PNC Funds Adviser has informed the Board of Trustees of the Reorganizing Funds Trust that the Reorganizations are proposed for strategic and financial reasons.
•	Federated Investors, Inc. and its various subsidiaries, the advisers to the Federated Funds (each a “Federated Funds Adviser”), believe that the investment objectives, policies, risks and limitations of each PNC Fund and its corresponding surviving Federated Fund are generally substantially similar when compared to the PNC Funds and that the Federated Funds have competitive expense ratios and historically better performance for most of the Funds.
•	The Federated Funds Adviser also believes the Reorganizations could result in larger, more viable Funds with the potential for greater efficiencies and investment opportunities over time, all of which may benefit the performance of each Federated Fund over time.
•	After the Reorganization, shareholders of each PNC Fund (as shareholders of its corresponding Federated Fund) will have the opportunity to: 1) continue to pursue a generally substantially similar investment strategy through a reorganization expected to be tax-free of the PNC Fund into a comparable Federated Fund; (2) remain part of a larger family of mutual funds managed by investment advisers that have extensive investment management resources and experience; and (3) invest in a Federated Fund that is larger than the applicable PNC Fund, which could provide benefits to shareholders.

Please see the section entitled “Summary—Reasons for the Proposed Reorganizations” in the Prospectus/Proxy Statement for more information.

Who is the investment adviser to the Federated Funds?

Federated Investors, Inc. is one of the largest investment management organizations in the United States. Through its advisory subsidiaries, Federated advises 130 funds and manages approximately $502.2 billion in assets under management as of June 30, 2019. Federated has provided asset management services for institutional and individual investors since 1955. (Please refer to “Summary – Fund Management” in the enclosed Prospectus/Proxy Statement for more information.)

How will the Reorganizations affect my investment?

•	Each Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.
•	If you are a shareholder of PNC Government Money Market Fund, PNC Treasury Money Market Fund or PNC Treasury Plus Money Market Fund, the cash value of your investment is not expected to change as a result of the Reorganization and shareholders of those Funds will not have to pay any sales charge in connection with the Reorganizations of those Funds. You are expected to receive shares of the corresponding surviving Federated Fund with a total dollar value equal to the total dollar value of the PNC Fund shares that you own at the time of the Reorganization.
•	If you are a shareholder of PNC Total Return Advantage Fund or PNC Ultra Short Bond Fund, the cash value of your investment is not expected to change materially as a result of the Reorganization and you will not have to pay any sales charge in connection with the transfer of your assets. You will receive a number of shares of the corresponding surviving Federated Fund based on the net asset value of the PNC Fund shares that you own at the time of the Reorganization. Because the values of the assets of each PNC Fund will be determined for these purposes in accordance with the corresponding Federated Fund’s valuation procedures (and not the PNC Funds’ valuation procedures), there can be no guarantee that there will not be differences in valuation between the value of your investment immediately before the Reorganization (calculated using the PNC Funds’ valuation procedures) and the value of your investment immediately after the Reorganization.
•	Each PNC Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable.
If you own shares of:	You will receive shares of:
PNC Government Money Market Fund Class A Advisor Class Class I	Federated Government Obligations Fund Service Shares Capital Shares Select Shares
PNC Treasury Money Market Fund Class A Class I	Federated U.S. Treasury Cash Reserves Service Shares Institutional Shares
PNC Treasury Plus Money Market Fund Institutional Shares Advisor Shares Service Shares	Federated Treasury Obligations Fund Institutional Shares Capital Shares Service Shares
PNC Total Return Advantage Fund Class A Class I	Federated Total Return Bond Fund Service Shares Institutional Shares
PNC Ultra Short Bond Fund Class A Class I	Federated Ultrashort Bond Fund Institutional Shares Institutional Shares

When will the Reorganizations occur?

Assuming shareholder approval is obtained with respect to each PNC Fund, each Reorganization is currently expected to occur after the close of business on or about November 15, 2019.

Who will pay for the Reorganizations?

The Agreements and Plans of Reorganization by and between the Reorganizing Funds Trust, a Delaware statutory trust, on behalf of each of the PNC Funds and, as applicable, Money Market Obligations Trust, a Massachusetts business trust, or Federated Total Return Series, Inc., a Maryland corporation, each on behalf of their Federated Funds series (the “Federated Fund Registrants”) provide that the PNC Funds and the Federated Funds will not bear any reorganization expenses associated with their participation in the Reorganizations, except (i) the Federated Funds shall bear expenses associated with the qualification of shares of the Federated Funds for sale in the various states; and (ii) to the extent that any transition of portfolio securities is required in connection with the Reorganizations, a Fund may incur transaction expenses associated with the transfer or sale and purchase of portfolio securities. (Please refer to “Information About the Reorganizations – Costs of Reorganizations” in the enclosed Prospectus/Proxy Statement for further information.)

What should I do in connection with the Reorganizations?

Please vote your shares today. If the Reorganization for your PNC Fund is approved and consummated, you will receive shares of the corresponding Federated Fund. Please do not attempt to make the exchange yourself.

How do I vote?

There are several ways in which you can cast your vote:

•	Online: Use the web address on the enclosed ballot;
•	Telephone: Use the toll-free telephone number on the enclosed ballot;
•	Mail: Complete and return the enclosed ballot in the enclosed postage paid envelope; or
•	In person: At the meeting to be held on November 5, 2019

If you:

1.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.
2.	Do not respond at all, we may contact you by telephone or other means to request that you cast your vote.

Whom do I call if I have questions about this Prospectus/Proxy Statement?

Please don’t hesitate to contact your Investment Professional or call PNC Funds toll-free at 1-800-622-3863 or the proxy solicitor toll-free at 855-486-7907.

Thank you in advance for your vote.

Recommendations of the Boards of Trustees:

After careful consideration, the Board of Trustees of the PNC Funds has unanimously approved this proposal with respect to each PNC Fund. The Boards of Trustees/Directors of the Federated Funds have also unanimously approved this proposal with respect to each Federated Fund. The Board of Trustees of the PNC Funds recommends that you read the enclosed materials carefully and vote FOR the proposal.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

PNC Funds

PNC Government Money Market Fund

PNC Treasury Money Market Fund

PNC Treasury Plus Money Market Fund

PNC Total Return Advantage Fund

PNC Ultra Short Bond Fund

To be held November 5, 2019

A Special Meeting of Shareholders (the “Special Meeting”) of each of the funds listed above (each a “PNC Fund” or a “Reorganizing Fund”) will be held at 11:00 a.m. (Eastern time) on November 5, 2019, at the offices of PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202. At the Special Meeting, shareholders will consider the following proposal with respect to each Reorganizing Fund:

1.	To approve an Agreement and Plan of Reorganization pursuant to which a Federated fund (each, a “Federated Fund” or a “Surviving Fund”) would acquire all or substantially all of the assets (except certain deferred or prepaid expenses, and certain amounts reserved for payment of a PNC Fund’s liabilities recorded on the PNC Fund’s books) of the corresponding PNC Fund as set forth in the chart below, in exchange for the shares of the applicable share class(es) of the Federated Fund to be distributed pro rata to shareholders of the corresponding class(es) by the corresponding PNC Fund, in complete liquidation, dissolution and termination of the PNC Fund.
If you own shares of:	You will receive shares of:
PNC Government Money Market Fund Class A Advisor Class Class I	Federated Government Obligations Fund Service Shares Capital Shares Select Shares
PNC Treasury Money Market Fund Class A Class I	Federated U.S. Treasury Cash Reserves Service Shares Institutional Shares
PNC Treasury Plus Money Market Fund Institutional Shares Advisor Shares Service Shares	Federated Treasury Obligations Fund Institutional Shares Capital Shares Service Shares
PNC Total Return Advantage Fund Class A Class I	Federated Total Return Bond Fund Service Shares Institutional Shares
PNC Ultra Short Bond Fund Class A Class I	Federated Ultrashort Bond Fund Institutional Shares Institutional Shares

PNC Capital Advisors, LLC (the “PNC Funds Adviser”) also advises other mutual funds that are not part of this Prospectus/Proxy Statement. Shareholders of those other PNC funds are voting on a similar proposal that involves their PNC fund reorganizing into a corresponding fund in the Federated family of funds, as described in separate prospectuses/proxy statements. Accordingly, if you own shares of other PNC funds not included in this Prospectus/Proxy Statement, you may receive more than one prospectus/proxy statement. Each Reorganization is conditioned on the approval of all the other reorganizations, including those that are not part of this Prospectus/Proxy Statement, but the PNC Funds Adviser and the Federated Funds Adviser may seek to cause the Funds to waive this condition under the Agreements and Plans of Reorganization to allow for any reorganization to proceed independent of the approval of any other reorganization.

Please take some time to read the enclosed combined Prospectus/Proxy Statement. It discusses the proposal in more detail. If you were a shareholder as of the close of business on August 7, 2019, you may vote at the Special Meeting or at any adjournment or postponement of the Special Meeting. You are welcome to attend the Special Meeting in person. If you cannot attend in person, please vote by mail, telephone or online via the internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call 855-486-7907. It is important that you vote. The Board of Trustees of each PNC Fund recommends that you vote FOR the Proposal(s).

By order of the Board of Trustees, /s/ Jennifer Spratley

Jennifer Spratley
President
August 7, 2019

PROSPECTUS/PROXY STATEMENT

SEPTEMBER 6, 2019

RELATING TO THE ACQUISITION OF THE ASSETS OF

PNC FUNDS

One East Pratt Street, 5th Floor

Baltimore, MD 21202

Telephone No.: 1-800-622-3863

BY AND IN EXCHANGE FOR SHARES OF

CERTAIN FEDERATED FUNDS

4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400

This Prospectus/Proxy Statement describes reorganizations (each a “Reorganization” and, collectively, the “Reorganizations”) each to be effected pursuant to separate Agreements and Plans of Reorganization (each a “Plan” and, collectively, as applicable, the “Plans”), upon which shareholders of the PNC Funds (as described below) will be asked to vote at a Special Meeting to be held at the offices of PNC Capital Advisors, LLC located at One East Pratt Street, 5th Floor, Baltimore, MD 21202, at 11:00 a.m. (Eastern time), on November 5, 2019. If approved by shareholders and all conditions are met or waived, the Reorganizations will be consummated on or about November 15, 2019 (the “Closing Date”). Under the Plans, the portfolios (each, a “PNC Fund” or “Reorganizing Fund” and collectively the “PNC Funds” or “Reorganizing Funds”) of PNC Funds (the “Reorganizing Funds Trust”) as described in the chart below, will transfer all or substantially all of their assets (except certain deferred or prepaid expenses, and certain amounts reserved for payment of the PNC Fund’s liabilities recorded on the PNC Fund’s books) to certain Federated funds (each a “Federated Fund” or “Surviving Fund,” and collectively, as applicable, the “Federated Funds” or “Surviving Funds”) in exchange for shares of the respective Federated Funds as set forth in the chart below:

Reorganizing Fund (each a series of the Reorganizing Funds Trust)	Surviving Fund (each a series of Money Market Obligations Trust)
PNC Government Money Market Fund Class A Advisor Class Class I	Federated Government Obligations Fund Service Shares Capital Shares Select Shares
PNC Treasury Money Market Fund Class A Class I	Federated U.S. Treasury Cash Reserves Service Shares Institutional Shares
PNC Treasury Plus Money Market Fund Institutional Shares Advisor Shares Service Shares	Federated Treasury Obligations Fund Institutional Shares Capital Shares Service Shares
Reorganizing Fund (each a series of the Reorganizing Funds Trust)	Surviving Fund (each a series of Federated Total Return Series, Inc.)
PNC Total Return Advantage Fund Class A Class I	Federated Total Return Bond Fund Service Shares Institutional Shares
PNC Ultra Short Bond Fund Class A Class I	Federated Ultrashort Bond Fund Institutional Shares Institutional Shares

The PNC Funds and the Federated Funds are sometimes referred to individually as a “Fund” and, collectively, as applicable, the “Funds.”

The Proposal is as follows:

1.	To approve an Agreement and Plan of Reorganization pursuant to which a Federated Fund would acquire all or substantially all of the assets (except certain deferred or prepaid expenses, and certain amounts reserved for payment of the PNC Fund’s liabilities recorded on the PNC Fund’s books) of the corresponding PNC Fund (as set forth in the chart above), in exchange for the shares of the applicable share class(es) of the Federated Fund to be distributed pro rata to shareholders of the corresponding class(es) by the corresponding PNC Fund, in complete liquidation, dissolution and termination of the PNC Fund.

The forms of the Plans are attached as Annex A. Under the Plans, each PNC Fund will transfer all or substantially all of its assets (except certain deferred or prepaid expenses shown as an asset on the books of the PNC Fund, which currently are not expected to be material in amount when each Reorganization is consummated on the Closing Date, and amounts reserved for payment of the PNC Fund’s liabilities recorded on the PNC Fund’s books on or before the Closing Date) to the corresponding Federated Fund in exchange for shares of the applicable share class(es) of the corresponding Federated Funds. The shares of the corresponding Federated Funds then will be distributed pro rata to shareholders of the corresponding class(es) by the PNC Fund in complete liquidation, dissolution and termination of the PNC Fund. The Federated Funds are expected to be the legal and accounting survivors in the Reorganizations. Each PNC Fund has generally substantially similar investment objectives and principal investment strategies as compared with its corresponding Federated Funds. Please refer to “Summary – Comparison of Investment Objectives and Policies” in the Prospectus/Proxy Statement for a detailed comparison of the PNC Funds’ and Federated Funds’ investment objectives and investment strategies. After a liquidating distribution is made by a PNC Fund, the PNC Fund will have no shares of beneficial interest outstanding. The PNC Funds may stop accepting new accounts on or about November 8, 2019 and investments from existing accounts on or about November 14, 2019 in order to facilitate the transfer of portfolio securities to the Federated Funds as part of the Reorganizations. After the liquidation of the PNC Funds described above, the PNC Funds’ affairs will be wound down and the PNC Funds’ existence dissolved and terminated in accordance with applicable law and other applicable requirements. The Reorganizations will result in a complete liquidation, dissolution and termination of the PNC Funds. If shareholders of any PNC Fund fail to approve its Reorganization, the Board of Trustees of PNC Funds will consider what other actions, if any, may be appropriate.

For a comparison of the investment objectives, policies and risks of the PNC Funds and the Federated Funds, see “Summary – Comparison of Investment Objectives and Policies” and “Summary – Comparison of Investment Risks.” Information concerning shares of the Federated Funds as compared to shares of the PNC Funds is included in this Prospectus/Proxy Statement in the sections entitled “Summary – Comparative Fee Tables,” and “Information About the Reorganizations – Description of the PNC Funds and the Federated Funds and Capitalization.”

The Board of Trustees of the PNC Funds determined that participation by each PNC Fund in its respective Reorganization is in the best interests of such PNC Fund. The Boards of Trustees/Directors of the Federated Funds also determined that participation by each Federated Fund in its respective Reorganization is in the best interests of such Federated Fund. With respect to the Reorganization of PNC Total Return Advantage Fund into Federated Total Return Bond Fund, the Board of Trustees of the PNC Total Return Advantage Fund and the Board of Directors of the Federated Total Return Bond Fund have determined that the interests of the existing PNC Total Return Advantage Fund and Federated Total Return Bond Fund shareholders, respectively, will not be diluted as a result of the Reorganization. Information on the rationale for the Reorganizations is included in this Prospectus/Proxy Statement in the section entitled “Summary – Reasons for the Proposed Reorganizations.” For purposes of this Prospectus/Proxy Statement, the Board of Trustees of the PNC Funds and the Board of Trustees/Directors of the Federated Funds are each referred to, as applicable, as the “Board.”

Federated Government Obligations Fund, Federated U.S. Treasury Cash Reserves, Federated Treasury Obligations Fund, Federated Total Return Bond Fund and Federated Ultrashort Bond Fund are managed by Federated Investment Management Company (the “Federated Funds Adviser”) and the Federated Funds Adviser is an indirect wholly-owned subsidiary of Federated Investors, Inc. (“Federated”). PNC Government Money Market Fund, PNC Treasury Money Market Fund, PNC Treasury Plus Money Market Fund, PNC Total Return Advantage Fund and PNC Ultra Short Bond Fund are managed by PNC Capital Advisors, LLC (the “PNC Funds Adviser”).

The PNC Funds Adviser also advises other mutual funds that are not part of this Prospectus/Proxy Statement. Shareholders of those other PNC funds are voting on a similar proposal that involves their PNC fund reorganizing into a corresponding fund in the Federated family of funds, as described in separate prospectuses/proxy statements. Accordingly, if you own shares of other PNC funds not included in this Prospectus/Proxy Statement, you may receive more than one prospectus/ proxy statement.

Each Reorganization is conditioned on the approval of all the other reorganizations, including those that are not part of this Prospectus/Proxy Statement, but the PNC Funds Adviser and the Federated Funds Adviser may seek to cause the Funds to waive this condition under the Plans to allow for any reorganization to proceed independent of the approval of any other reorganization.

The Reorganizations are expected to be tax-free reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the federal income tax consequences of the Reorganizations, see “Summary – Tax Consequences.”

This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing and it should be read and retained by investors for future reference.

Additional information about the Funds is available in the following documents:

•	Prospectuses for the PNC Funds and the Federated Funds;
•	Annual and Semi-Annual Reports to shareholders of the PNC Funds and the Federated Funds;
•	Statements of Additional Information (“SAIs”) for the PNC Funds and the Federated Funds; and
•	SAI dated September 6, 2019 relating to this Prospectus/Proxy Statement.

Annex B contains a list of the specific prospectuses, SAIs and shareholder reports incorporated by reference into this Prospectus/Proxy Statement.

Copies of these materials and other information about the PNC Funds and the Federated Funds may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. Reports and other information about the PNC Funds and the Federated Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information by electronic request, after paying a duplicating fee, to the following e-mail address: publicinfo@sec.gov.

Proxy materials, reports, and other information filed by PNC Funds can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C., and at certain regional offices. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

Shareholders of record of the PNC Funds as of August 7, 2019 (the “Record Date”) are entitled to receive this Prospectus/Proxy Statement and to vote at the Special Meeting.

An investment in the Funds is not a deposit of PNC Bank, N.A. (“PNC”), the parent company of the PNC Funds Adviser, or Federated and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, any other government agency, PNC or any other bank, or Federated. An investment in the Funds involves investment risks, including possible loss of the principal amount invested.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE FUNDS OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS

Page

SUMMARY	1
REASONS FOR THE PROPOSED REORGANIZATIONS	2
TAX CONSEQUENCES	7
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES	7
COMPARISON OF INVESTMENT RISKS	8
COMPARISON OF INVESTMENT LIMITATIONS	13
COMPARATIVE FEE TABLES	13
COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION	21
FINANCIAL HIGHLIGHTS	28
INVESTMENT ADVISER	29
INVESTMENT ADVISORY FEES AND OTHER FEES/EXPENSES	29
INVESTMENT ADVISORY FEES	Error! Bookmark not defined.
PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES	34
DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES	38
INFORMATION ABOUT THE REORGANIZATIONS	44
DESCRIPTION OF THE AGREEMENTS AND PLANS OF REORGANIZATION	44
AGREEMENT AMONG FEDERATED, PARENT AND THE PNC FUNDS ADVISER	46
COSTS OF THE REORGANIZATION	46
DESCRIPTION OF THE PNC FUNDS AND FEDERATED FUNDS CAPITALIZATION	46
FEDERAL INCOME TAX CONSEQUENCES	48
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS	49
INFORMATION ABOUT PNC FUNDS AND FEDERATED FUNDS	49
WHERE TO FIND ADDITIONAL INFORMATION	49
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING	50
PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING	51
SHARE OWNERSHIP OF THE FUNDS	52
INTERESTS OF CERTAIN PERSONS	55
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY	55
ANNEX A FORMS OF AGREEMENTS AND PLANS OF REORGANIZATION	A-1
ANNEX B DOCUMENTS INCORPORATED BY REFERENCE	B-1
ANNEX C COMPARISON OF INVESTMENT OBJECTIVE AND STRATEGIES	C-1
ANNEX D PRINCIPAL INVESTMENT RISKS	D-1
ANNEX E COMPARISON OF INVESTMENT LIMITATIONS	E-1
ANNEX F FINANCIAL HIGHLIGHTS	F-1
ANNEX G SUMMARY OF RIGHTS OF SHAREHOLDERS	G-1

SUMMARY

This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement.

If the proposed Reorganizations are approved, under the Plans, each PNC Fund will transfer all or substantially all of its assets (except certain deferred or prepaid expenses shown as an asset on the books of the PNC Fund, which currently are not expected to be material in amount when each Reorganization is consummated on the Closing Date (as defined below), and amounts reserved for payment of the PNC Fund’s liabilities recorded on the PNC Fund’s books on or before the Closing Date) to the corresponding Federated Funds in exchange for shares of the applicable share class(es) of the corresponding Federated Fund (as set for in the below table). The shares of the corresponding Federated Fund then will be distributed pro rata to shareholders of the corresponding class(es) by the PNC Fund in complete liquidation, dissolution and termination of the PNC Fund. The Federated Funds are expected to be the legal and accounting survivors in the Reorganizations. The forms of the Plans are attached to this Prospectus/Proxy Statement as Annex A.

Reorganizing Fund (each a series of the PNC Funds (the “Reorganizing Funds Trust”)	Surviving Fund (each a series of Money Market Obligations Trust)
PNC Government Money Market Fund Class A Advisor Class Class I	Federated Government Obligations Fund Service Shares Capital Shares Select Shares
PNC Treasury Money Market Fund Class A Class I	Federated U.S. Treasury Cash Reserves Service Shares Institutional Shares
PNC Treasury Plus Money Market Fund Institutional Shares Advisor Shares Service Shares	Federated Treasury Obligations Fund Institutional Shares Capital Shares Service Shares
Reorganizing Fund (each a series of the Reorganizing Funds Trust)	Surviving Fund (each a series of Federated Total Return Series, Inc.)
PNC Total Return Advantage Fund Class A Class I	Federated Total Return Bond Fund Service Shares Institutional Shares
PNC Ultra Short Bond Fund Class A Class I	Federated Ultrashort Bond Fund Institutional Shares Institutional Shares

If you are a shareholder of PNC Government Money Market Fund, PNC Treasury Money Market Fund or PNC Treasury Plus Money Market Fund, the cash value of your investment is not expected to change as a result of the Reorganization and shareholders of those Funds will not have to pay any sales charge in connection with the Reorganizations of those Funds. You are expected to receive shares of the corresponding surviving Federated Fund with a total dollar value equal to the total dollar value of the PNC Fund shares that you own at the time of the Reorganization.

If you are a shareholder of PNC Total Return Advantage Fund or PNC Ultra Short Bond Fund, the cash value of your investment is not expected to change materially as a result of the Reorganization and you will not have to pay any sales charge in connection with the transfer of your assets. You will receive a number of shares of the corresponding surviving Federated Fund based on the net asset value (“NAV”) of the PNC Fund shares that you own at the time of the Reorganization. Because the values of the assets of each PNC Fund will be determined for these purposes in accordance with the corresponding Federated Fund’s valuation procedures (and not the PNC Funds’ valuation procedures), there can be no guarantee that there will not be differences in valuation between the value of your investment immediately before the Reorganization (calculated using the PNC Funds’ valuation procedures) and the value of your investment immediately after the Reorganization.

As of the date of this Prospectus/Proxy Statement, the PNC Funds Adviser and the Federated Funds Adviser do not anticipate that the use of Federated’s valuation procedures will result in material differences in the valuation of PNC Total Return Advantage Fund or PNC Ultra Short Bond Fund’s assets; however, there can be no guarantee that there will not be material differences in valuation on the date the Reorganization is consummated. To the extent that there are any material differences between the prices of the portfolio assets of each PNC Fund using the corresponding Federated Funds valuation procedures as compared to the prices of the same portfolio assets using the PNC Funds’ valuation procedures, the Reorganizing Funds Trust, Money Market Obligations Trust, and Federated Total Return Series, Inc. (collectively with Money Market Obligations Trust, the “Federated Fund Registrants”) agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve those before the Closing Date.

The PNC Funds may stop accepting new accounts on or about November 8, 2019 and investments from existing accounts on or about November 14, 2019 in order to facilitate the transfer of portfolio securities to the Federated Funds as part of the Reorganizations. After the distribution and liquidation of the PNC Funds described above, the PNC Funds will have no shares of beneficial interest outstanding, the PNC Funds’ affairs will be wound down, and the PNC Funds’ existence dissolved and terminated in accordance with applicable law and other applicable requirements. The Reorganizations will result in a complete liquidation, dissolution and termination of the PNC Funds. If shareholders of any PNC Fund fail to approve its Reorganization, the Board of Trustees of PNC Funds will consider what other actions, if any, may be appropriate.

For a comparison of the investment objectives, policies and risks of the PNC Funds and the Federated Funds, see “Summary – Comparison of Investment Objectives and Policies” and “Summary – Comparison of Investment Risks.” Information concerning shares of the Federated Funds as compared to shares of the PNC Funds is included in this Prospectus/Proxy Statement in the sections entitled “Summary – Comparative Fee Tables” and “Information About the Reorganizations – Description of the PNC Funds and Federated Fund Capitalization.”

Financial Highlights for the Federated Funds and the PNC Funds are attached to this Prospectus/Proxy Statement as Annex F.

For more complete information, please read the prospectuses and SAIs as detailed on Annex B.

REASONS FOR THE PROPOSED REORGANIZATIONS

At a meeting held on May 23, 2019 (the “May Meeting”), the Board of Trustees of the PNC Funds (the “PNC Funds Board”), all of whom are trustees who are not “interested persons” (“Independent Trustees”) within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), met with representatives of the PNC Funds Adviser and with representatives of Federated and the Federated Funds Adviser to discuss the Reorganizations. On June 12, 2019 (the “June Meeting”), the PNC Funds Board again discussed and ultimately approved the Reorganizations on behalf of each PNC Fund.

The PNC Funds Adviser informed the PNC Funds Board that the Reorganizations were proposed for strategic and financial reasons. The PNC Funds Adviser undertook a strategic review process focused on the capabilities, strategic alignment and comparative value of certain products and strategies offered by the PNC Funds Adviser. A component of this strategic review focused on the offering of its proprietary mutual funds. After a thorough review, the PNC Funds Adviser determined that the manufacture, sponsorship and distribution of proprietary mutual funds is not aligned with PNC’s overall strategy and is not a competitive advantage for PNC. The PNC Funds Adviser believes that each proposed Reorganization also will potentially benefit each PNC Fund due to: (1) the substantially larger scale across equity, fixed-income and money market funds provided by Federated, which may lead to lower expenses; (2) better distribution opportunities to continue to grow the Funds through Federated’s more established relationships with key financial intermediaries (which may further benefit the potential economies of scale), (3) Federated’s focused commitment to the asset management industry and its ability to reinvest in its core business, and (4) Federated’s willingness to support PNC Funds Adviser’s holistic exit of the mutual fund advisory business that aligns with PNC’s strategic intent. Please see “Summary – Comparison of Investment Objectives and Policies,” “Summary – Comparison of Investment Risks,” and “Summary – Comparison of Investment Limitations” in this Prospectus/Proxy Statement for additional information.

As of June 30, 2019, the approximate net assets of the PNC Funds and Federated Funds, including net assets of other classes of the Federated Funds that are not participating in the Reorganizations, were as follows:

PNC Funds	Net Assets	Federated Funds	Net Assets
PNC Government Money Market Fund	$13.1 billion*	Federated Government Obligations Fund	$80.7 billion
PNC Treasury Money Market Fund	$2.0 billion	Federated U.S. Treasury Cash Reserves	$22.3 billion
PNC Treasury Plus Money Market Fund	$461.4 million	Federated Treasury Obligations Fund	$39.6 billion
PNC Total Return Advantage Fund	$185.5 million	Federated Total Return Bond Fund	$8.6 billion
PNC Ultra Short Bond Fund	$270.0 million	Federated Ultrashort Bond Fund	$3.6 billion

*It is anticipated that approximately $3.4 billion of the assets shown in the table will be redeemed from the PNC Government Money Market Fund on or about September 13, 2019.

The Reorganizations are intended to be tax-free reorganizations under the Code for the PNC Funds, their shareholders and the Federated Funds. As a non-waivable condition to the Reorganizations, the PNC Funds and Federated Funds will receive opinions of counsel that the Reorganizations will be considered tax-free “reorganizations” under applicable provisions of the Code such that no gain or loss will be recognized directly as a result of the Reorganizations and that the applicable Surviving Fund and the applicable Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code. Each tax opinion will satisfy the requirements for such a legal opinion set forth in each form of Agreement and Plan of Reorganization.

Each Agreement and Plan of Reorganization provides that the PNC Funds and the Federated Funds will not bear any reorganization expenses associated with their participation in the Reorganizations, except as contemplated below. The Federated Funds Adviser, or its affiliates, and/or the PNC Funds Adviser, or its affiliates, will bear certain expenses associated with Federated Funds’ and PNC Funds’ participation in the Reorganizations. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the prospectus/proxy statement on Form N-14; (b) postage; (c) printing; (d) legal and accounting fees incurred in connection with the preparation of the prospectus/proxy statement on Form N-14; (e) solicitation costs of the transaction; and (f) other related administrative or operational costs. Each of the foregoing expenses will be borne by the Surviving Fund Advisers, or their affiliates, and/or the Reorganizing Fund Adviser, or its affiliates, as agreed between them, and will not be borne by the Funds. The Surviving Funds shall bear expenses associated with the qualification of shares of the Surviving Funds for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganizations, a Fund may incur transaction expenses associated with the sale and purchase of portfolio securities.

The PNC Funds Adviser informed the PNC Funds Board that the PNC Funds may dispose of certain securities prior to the proposed Reorganizations being consummated to better align the portfolios of the PNC Funds and the Federated Funds. It is currently anticipated that the Federated Funds will acquire a significant amount (if not nearly all) of the portfolio securities of the PNC Funds at the time of the Reorganizations. As of the date of this Prospectus/Proxy Statement, it is difficult to determine which portfolio securities of the PNC Funds will be sold (if any) in connection with the proposed Reorganizations because the PNC Funds Adviser may determine to sell any security as part of its normal investment process and purchase replacement securities between now and the consummation date on or about November 15, 2019. It is currently anticipated that the PNC Funds may dispose of a limited portion of their respective portfolio securities prior to the proposed Reorganizations being consummated.

Considerations of the PNC Funds Board

In advance of its May Meeting, the PNC Funds Board submitted a comprehensive questionnaire to Federated. The PNC Funds Board received information relating to a number of important considerations favoring the Reorganizations, including, among others, the expected benefit to PNC Funds shareholders from the reputation, financial strength and resources of Federated; the fact that the investment objectives and principal investment strategies and risks of each PNC Fund would generally be similar to its corresponding Federated Fund; the representation of the PNC Funds Adviser and Federated Funds Advisers, based on each adviser’s understanding of information available concerning services provided by the other adviser, that there is not expected to be any diminution in the nature, quality and extent of services provided to the PNC Funds and their shareholders as a result of the Reorganizations; the access to Federated’s distribution capabilities, which may create the potential for asset growth; the potential for benefits from operational efficiencies within a larger fund complex; the anticipated tax-free nature of each Reorganization; and the representation that each Reorganization will occur at the NAV of each entity determined in accordance with the Plans and therefore was not expected to dilute the interests of PNC Fund shareholders.

As part of their evaluation of each proposed Reorganization, the PNC Funds Board reviewed and discussed at the May and June Meetings, as well as during two separate executive sessions, the significant amount of information received from PNC Funds Adviser and Federated. This included information about, among other things, the investment objectives, investment strategies, and investment policies of the corresponding Federated Funds into which each PNC Fund would reorganize; the proposed fee and expense structure of the Federated Funds; the potential for benefits from operational efficiencies as a result of or following the Reorganizations; and the investment personnel expected to be primarily responsible for the day-to-day management of the Federated Funds. At the May Meeting, the PNC Funds Board had an opportunity to discuss this information with representatives from Federated as they considered appropriate. Throughout this process, the PNC Funds Board consulted on numerous occasions with its independent legal counsel.

At the June Meeting, the PNC Funds Board, all of whom are Independent Trustees, discussed each proposed Reorganization and its impact on shareholders and considered and unanimously approved the Agreements and Plans of Reorganization for each PNC Fund. The PNC Funds Board determined that each Reorganization was in the best interests of the applicable PNC Fund and, with respect to the PNC Total Return Advantage Fund, that the interests of existing shareholders of the Fund would not be diluted as a result of the Reorganization.

The PNC Funds Board’s determinations were based on a comprehensive evaluation of the information provided to them. During their review, the PNC Funds Board did not identify any particular information or consideration that was all-important or controlling, and each Independent Trustee attributed different weights to various factors. Although the PNC Funds Board considered broader issues arising in the context of the proposed Reorganizations, its determinations with respect to each proposed Reorganization were made on a fund-by-fund basis. Set out below is a brief summary of the PNC Funds Board’s considerations of a number of the most important, but not necessarily all, of the factors considered by the PNC Funds Board, all of whom are Independent Trustees.

•	The terms and conditions of the Agreement and Plan of Reorganization with respect to each proposed Reorganization;
•	The generally substantially similar investment objectives, policies, and restrictions of each PNC Fund and its corresponding Federated Fund. See “Summary – Comparison of Investment Objectives and Policies,” “Summary – Comparison of Investment Risks,” and “Summary – Comparison of Investment Limitations”;
•	The PNC Adviser’s representations that the Federated Funds have generally competitive expense ratios and the comparison of each PNC Fund’s total expense ratio and the projected pro forma expense ratio of that Fund following the proposed Reorganization (including the relevant share class mapping for each Reorganization). See “Summary – Comparative Fee Tables”;
•	The fact that Federated is willing to extend each Federated Fund’s existing “fee limits” for one year from the Closing Date of the Reorganizations;
•	The Federated Funds’ investment returns as compared to those of the PNC Funds;
•	The fact that the PNC Funds Adviser or the Federated Funds Adviser, or their respective affiliates, will bear all of the costs and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures, and that no portion of these costs or expenses will be borne by the PNC Funds, the Federated Funds or their shareholders (other than costs relating to the qualification of their shares for sale in various states and/or the disposition of any portfolio securities as described below) (see “Costs of the Reorganizations”);
•	The anticipated transaction costs in connection with the Reorganizations are expected to be minimal;
•	The fact that each Reorganization is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code and will not take place unless an opinion of counsel is provided to that effect;
•	Alternatives available to the shareholders of the PNC Funds, in light of the fact that the PNC Funds Adviser has determined that the manufacture, sponsorship and distribution of proprietary mutual funds is not aligned with its overall strategy;
•	The nature and quality of services that the shareholders of the PNC Funds are expected to receive as shareholders of the Federated Funds will generally be comparable to the nature and quality of services that such shareholders currently receive;
•	The fact that shareholders of the PNC Funds will not pay a sales charge to acquire shares of the Federated Funds in connection with the Reorganizations;
•	The qualifications of the investment personnel for the Federated Funds and the management of the Federated Funds;
•	The level of resources and enterprise commitment of the Federated Funds Adviser to compliance and risk management functions;
•	Federated’s commitment to and ability to reinvest in the mutual fund business and its substantial distribution capabilities;
•	That the Reorganizations would allow PNC Funds shareholders who wish to continue to invest in a mutual fund managed in substantially the same manner as the applicable PNC Fund to do so;
•	The experience and background of the Federated Fund Registrants’ independent trustees/directors; and
•	That each proposed Reorganization will be submitted to the shareholders of the PNC Funds for their approval and that shareholders of a PNC Fund who do not wish to becomes shareholders of the corresponding Federated Fund may redeem their PNC Fund shares before the closing of the Reorganization.

Given the above factors, the PNC Funds Adviser advised the PNC Funds Board, and the PNC Funds Board concluded that, when considering the totality of the factors, each Reorganization is in the best interests of each PNC Fund.

Based on the foregoing, the PNC Funds Board approved the Plans and Reorganizations on behalf of the PNC Funds.

Considerations of the Federated Funds Board

The Boards of Trustees/Directors of the Federated Fund Registrants (the “Federated Funds Board”) likewise approved the Reorganizations on behalf of the Federated Funds. The Federated Funds Board, including a majority of Independent Trustees, determined that the Reorganizations are in the best interests of the Federated Funds and, with respect to the Reorganization of PNC Total Return Advantage Fund into Federated Total Return Bond Fund, the interests of existing Federated Total Return Bond Fund shareholders will not be diluted. The Federated Funds Board made its determination after reviewing the materials provided to the members of the Federated Funds Board and having the opportunity to request and evaluate such additional information as the Federated Funds Board reasonably deemed necessary to make their determinations. The determinations were made on the basis of each Federated Funds Board member’s judgment after consideration of all of the factors taken as a whole, though individual Board members may have attributed different weights to various factors. The Federated Funds Board considered all factors it deemed pertinent in its business judgement in reviewing the Plans on behalf of the Federated Funds and their shareholders including, but not limited to, the following:

•	That the investment objectives, policies and strategies, and fundamental investment limitations, of the Federated Funds would not change as a result of the Reorganizations;
•	The performance of each PNC Fund and the corresponding Federated Fund relative to each other and their respective benchmarks, including that for the Reorganizations between PNC Government Money Market Fund and Federated Government Obligations Fund and between PNC Treasury Money Market Fund and Federated U.S. Treasury Cash Reserves, the Federated Funds’ performance is competitive with that of the corresponding PNC Funds;
•	With respect to the Reorganization between PNC Treasury Plus Money Market Fund and Federated Treasury Obligations Fund, that Federated Treasury Obligations Fund had better performance than PNC Treasury Plus Money Market Fund for the 1-, 5- and 10-year periods ended March 31, 2019 and for each of the past five calendar years;
•	With respect to the Reorganization between PNC Ultra Short Bond Fund and Federated Ultrashort Bond Fund, that Federated Ultrashort Bond had better performance than PNC Ultra Short Bond Fund for each of the past five calendar years and for the 5- and 10-year periods ended March 31, 2019, with the applicable PNC Fund’s Class I shares slightly outperforming the corresponding Federated Fund’s Institutional (“IS”) Shares for the 1-year period ended March 31, 2019;
•	With respect to the Reorganization between PNC Total Return Advantage Fund and Federated Total Return Bond Fund, that Federated Total Return Bond generally had better performance than the PNC Total Return Advantage Fund for the 5- and 10-year periods ended March 31, 2019 and for each of the past five calendar years, with the exception of the calendar year ended December 31, 2014 and the 1-year period ended March 31, 2019, when the PNC Total Return Advantage Fund slightly outperformed the Federated Total Return Bond Fund;
•	The Federated Funds will be the accounting survivors of the Reorganizations for performance purposes;
•	That each Federated Fund has greater assets as of March 31, 2019 than the corresponding PNC Fund;
•	The additional assets that would be acquired by the Federated Funds through the Reorganizations, which could result in larger, more viable funds with the potential for greater efficiencies and investment opportunities over time, all of which may benefit the performance of the Federated Funds over time;
•	That the Federated Funds have competitive expense ratios, both on gross and net basis, compared to the corresponding PNC Funds;
•	That the Reorganizations are not expected to have a negative impact on the Federated Funds’ fees and expenses;
•	That the Reorganizations are not expected to result in diminution in the level or quality of services that the shareholders of the Federated Funds currently receive;
•	That the investment personnel for the Federated Funds and the management of the Federated Funds would not change as a result of the Reorganizations;
•	The terms and conditions of the Plans
•	Federated’s previous experience with transactions similar to the Reorganizations;
•	That the Reorganizations are part of the sale by the PNC Funds Adviser to Federated relating to the PNC Funds Adviser’s business of providing investment management services to the PNC Funds and certain separate accounts and separately managed accounts, the terms and conditions of the sale, Federated’s due diligence of the PNC Funds Adviser in connection with the sale, and the anticipated impact of the sale on Federated;
•	That the Federated Funds will not bear any expenses associated with their participation in the Reorganizations, except as contemplated in Article IX of the Plans, a form of which is attached as Annex A (See “Information About the Reorganizations – Costs of the Reorganizations”);
•	The estimated post-Reorganization costs and expenses related to the disposition of portfolio securities that the Federated Funds are anticipated to incur; and
•	The Reorganizations are expected to be conducted on a tax-free basis.

Based on the foregoing and other information received and considered by the Federated Funds Board (including other information in this Prospectus/Proxy Statement), the Federated Funds Board approved the Plans and Reorganizations on behalf of each Federated Fund.

TAX CONSEQUENCES

Tax-Free Reorganizations under Internal Revenue Code of 1986, as amended

As a non-waivable condition to each Reorganization, the PNC Fund and Federated Fund will receive an opinion of counsel to the effect that (among other things): (1) the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Code; (2) no gain or loss will be recognized directly as a result of the Reorganization by the Federated Fund, the PNC Fund, or the PNC Fund shareholders; and (3) the aggregate tax basis of the applicable Federated Fund shares received by each shareholder of the corresponding PNC Fund will be the same as the aggregate tax basis of that shareholder’s shares in the PNC Fund immediately prior to the Reorganizations.

Prior to the closing of the Reorganizations, each PNC Fund will declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to shareholders.

Prior to the consummation of each Reorganization, the PNC Funds Adviser will dispose of investments from the portfolio of the PNC Funds that may not be acquired by the Federated Fund, due to the Federated Fund’s prospectus restrictions, investment strategies or policies, or applicable law, either by the PNC Fund disposing of such investments or allowing certain investments to mature and not reacquiring similar investments that may not be acquired by the Federated Fund. As of the Closing Date, if such dispositions of portfolio securities, together with any other dispositions of portfolio securities from the portfolio of the PNC Fund, result in the PNC Fund having a net capital gain (after netting with any available capital loss carryforward), such capital gains will be distributed to shareholders as taxable distributions prior to the consummation of the Reorganization. Accordingly, such dispositions may result in increased taxable distributions to PNC Fund shareholders. To the extent that any disposition of portfolio securities is required in connection with a Reorganization, the Fund also may incur transaction expenses associated with the sale and purchase of portfolio securities. Both the PNC Funds Adviser and the Federated Funds Adviser expects that any such transaction expenses will be minimal.

Shareholders of a PNC Fund will be responsible for any taxes payable in connection with taxable distributions made, if any, by the PNC Fund immediately before the Closing Date. In addition, because the shareholders of the PNC Fund will receive shares of the Federated Fund, they will receive a proportionate share of any “built in” (unrealized) gains in the Federated Fund’s assets to the extent that such gains are eventually realized (if applicable) and distributed by the Federated Fund, as well as any taxable gains realized by the Federated Fund but not distributed to its shareholders prior to the Reorganization. Additionally, various loss limitation rules under the Code may limit the ability of a combined Fund to use pre-Reorganization losses, if any, of the reorganizing PNC Fund or Federated Fund. Therefore, the shareholders of the PNC Fund will in each case receive a proportionate share of any unrealized gains in the combined Federated Fund’s assets, as well as any taxable income or gains realized by the Federated Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Federated Fund. As a result, shareholders of the PNC Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. See “Information About the Reorganizations – Federal Income Tax Consequences” for additional information about the tax consequences of the Reorganizations.

Shareholders of the PNC Funds should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganizations in light of their individual circumstances.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

This section will help compare the investment objectives and policies of the PNC Funds with the corresponding Federated Funds. In general, although the Funds describe them somewhat differently, the investment objectives and policies of the Funds are generally substantially similar. The differences in the Funds’ investment objectives and policies are discussed below. Many of these differences reflect non-substantive differences in the approach to disclosure taken by the Federated Funds as part of the Federated “family” of funds and the PNC Funds as part of the PNC “family” of funds. While there is no assurance that any Fund will achieve its investment objectives, each Fund endeavors to achieve its investment objectives by following the policies and strategies discussed below. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. For more complete information, please see Annex C for a side-by-side comparison of the Funds’ investment objectives and policies. See “Summary – Comparison of Investment Limitations” for a comparison of the Funds’ investment limitations.

INVESTMENT OBJECTIVES

PNC Government Money Market Fund (Reorganizing Fund)	Federated Government Obligations Fund (Surviving Fund)
The Fund seeks to provide high current income consistent with stability of principal and liquidity.	The Fund’s investment objective is to provide current income consistent with stability of principal.
PNC Treasury Money Market Fund (Reorganizing Fund)	Federated U.S. Treasury Cash Reserves (Surviving Fund)
The Fund seeks to provide high current income consistent with stability of principal and liquidity.	The Fund’s investment objective is to provide current income consistent with stability of principal and liquidity.
PNC Treasury Plus Money Market Fund (Reorganizing Fund)	Federated Treasury Obligations Fund (Surviving Fund)
The Fund seeks to provide high current income consistent with stability of principal while maintaining liquidity.	The Fund’s investment objective is to provide current income consistent with stability of principal.
PNC Total Return Advantage Fund (Reorganizing Fund)	Federated Total Return Bond Fund (Surviving Fund)
The Fund seeks to provide current income as well as capital appreciation.	The Fund’s investment objective is to provide total return.
PNC Ultra Short Bond Fund (Reorganizing Fund)	Federated Ultrashort Bond Fund (Surviving Fund)
The Fund seeks to provide current income while preserving capital.	The Fund’s investment objective is to provide total return consistent with current income.

The investment objectives for the PNC Funds are non-fundamental, which means the investment objectives may be changed with Board approval but without shareholder approval. The investment objectives of the Federated Funds are fundamental, which means the investment objectives may be changed only with Board and shareholder approval.

INVESTMENT POLICIES

PNC Government Money Market Fund, PNC Treasury Money Market Fund, PNC Treasury Plus Money Market Fund, Federated Government Obligations Fund, Federated U.S. Treasury Cash Reserves and Federated Treasury Obligations Fund

Each of PNC Government Money Market Fund, PNC Treasury Money Market Fund, PNC Treasury Plus Money Market Fund, Federated Government Obligations Fund, Federated U.S. Treasury Cash Reserves and Federated Treasury Obligations Fund operates as a government money market fund, which means that each Fund must invest 99.5% or more of its total assets in in cash, government securities, and/or repurchase agreements that are collateralized fully.  Each of the Funds must also comply with all the portfolio maturity, portfolio quality, portfolio diversification, and portfolio liquidity requirements applicable to money market funds.   Accordingly, each of the Fund’s investment universes are generally substantially similar, though there are certain differences in their investment policies and investment restrictions as described below.

PNC Government Money Market Fund - Federated Government Obligations Fund

PNC Government Money Market Fund and Federated Government Obligations Fund have generally substantially similar principal investment strategies.

Under normal circumstances, PNC Government Money Market Fund invests 100% of its net assets plus any borrowings for investment purposes in short-term obligations issued or guaranteed by the U.S. government, securities issued or guaranteed by agencies, authorities, instrumentalities, or sponsored enterprises of the U.S. government, repurchase agreements collateralized by obligations issued or guaranteed by the U.S. government or securities issued or guaranteed by agencies, authorities, instrumentalities, or sponsored enterprises of the U.S. government, and in cash and cash equivalents, including demand deposits with a bank. In comparison, Federated Government Obligations Fund invests at least 99.5% of its total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully.

Federated Government Obligations Fund limits its investments to those that would enable it to qualify as a permissible investment for federally chartered credit unions as set forth in applicable federal banking regulations, whereas PNC Government Money Market Fund does not have a corresponding investment limitation.

PNC Treasury Money Market Fund - Federated U.S. Treasury Cash Reserves

PNC Treasury Money Market Fund and Federated U.S. Treasury Cash Reserves have generally substantially similar principal investment strategies. Under normal circumstances, PNC Treasury Money Market Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations, and in cash and cash equivalents, including demand deposits with a bank. Federated U.S. Treasury Cash Reserves invests at least 99.5% of its total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully.

PNC Treasury Plus Money Market Fund - Federated Treasury Obligations Fund

PNC Treasury Plus Money Market Fund and Federated Treasury Obligations Fund have generally substantially similar principal investment strategies. Under normal circumstances, PNC Treasury Plus Money Market Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, repurchase agreements collateralized by obligations of the U.S. Treasury, and in other money market funds that invest exclusively in such obligations. Notwithstanding the above, PNC Treasury Plus Money Market Fund may hold a portion of its assets in cash and cash equivalents, including demand deposits with a bank, pending investment, to satisfy redemption requests or to meet the Fund’s other liquidity management needs. Federated Treasury Obligations Fund invests at least 99.5% of its total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully.

PNC Total Return Advantage Fund - Federated Total Return Bond Fund

PNC Total Return Advantage Fund’s investment objective is to seek to provide current income as well as capital appreciation. Federated Total Return Bond Fund’s investment objective is to provide total return. Although the Funds describe them somewhat differently, the investment objectives of the Funds are functionally similar because total return is composed of current income and capital appreciation.

PNC Total Return Advantage Fund and Federated Total Return Bond Fund have generally substantially similar principal investment strategies. PNC Total Return Advantage Fund primarily invests in a diversified portfolio of investment-grade fixed-income securities, and the dollar-weighted average duration of the Fund’s portfolio is normally expected to range from three to twelve years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Federated Total Return Bond Fund has no set duration parameters. PNC Total Return Advantage Fund utilizes an active trading approach and a number of strategies, including duration/maturity management, sector allocation and individual security selection.

Federated Total Return Bond Fund invests primarily in U.S. dollar denominated, investment-grade, fixed- income securities, but may invest in high-yield, non-U.S. dollar denominated, and emerging market fixed-income securities when the Fund’s adviser considers the risk-return prospects of those sectors to be attractive, and PNC Total Return Advantage Fund may invest up to 20% of its assets in fixed-income securities that are rated below investment-grade or, if unrated, are determined by PNC Funds Adviser to be of comparable quality, sometimes known as “junk bonds.” When pursuing a strategy of investing in foreign securities, Federated Total Return Bond Fund may buy or sell foreign currencies in lieu of or in addition to non-U.S. dollar denominated, fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets. The maximum amount that Federated Total Return Bond Fund may invest in non-U.S. dollar denominated, fixed-income securities and foreign currencies is 20% of the Fund’s total assets. Additionally, the amount of any unhedged non-U.S. dollar denominated fixed-income securities and foreign currencies in the Federated Total Return Bond Fund’s portfolio will normally not exceed 10% of the Fund’s total assets.

Federated Total Return Bond Fund may invest up to 25% of the Fund’s total assets in securities that are rated below investment-grade (otherwise known as “junk bonds” or “leveraged loans”). Federated Total Return Bond Fund’s investment adviser utilizes a five-part decision making process focusing on: (1) duration; (2) yield curve; (3) sector allocation; (4) security selection; and (5) currency management.

Under normal circumstances, PNC Total Return Advantage Fund invests at least 80% of its net assets in investment-grade debt securities. Federated Total Return Bond Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income investments.

PNC Ultra Short Bond Fund - Federated Ultrashort Bond Fund

PNC Ultra Short Bond Fund’s investment objective is to provide current income while preserving capital. Federated Ultrashort Bond Fund’s investment objective is to provide total return consistent with current income. Each of these Funds is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit-quality constraints) designed to enable money market funds to maintain a stable share price.

PNC Ultra Short Bond Fund invests primarily in a diversified portfolio of fixed-income securities of all types, including investment-grade securities such as U.S. government securities, corporate bonds, asset-backed securities, and mortgage-backed securities. Normally, all securities purchased by PNC Ultra Short Bond Fund will be rated investment-grade at the time of purchase, or if unrated determined by the Fund’s adviser to be of comparable quality. Under normal circumstances, at least 80% of PNC Ultra Short Bond Fund’s net assets plus any borrowings for investment purposes will be invested in debt securities (bonds).

Each Fund seeks to limit the fluctuation in the value of its share price due to changes in market interest rates by limiting the duration of the portfolios of fixed-income securities in which they invest. PNC Ultra Short Bond Fund’s duration is normally expected to be less than 18 months, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Federated Ultrashort Bond Fund attempts to limit fluctuations in its share price by limiting the dollar-weighted average effective duration of its portfolio to one year or less. Although both Funds invest primarily in investment-grade, fixed-income securities, Federated Ultrashort Bond Fund has reserved the flexibility to invest up to 35% of its assets in securities rated below investment-grade (sometimes referred to as “junk bonds”). To the extent Federated Ultrashort Bond Fund utilizes its greater investment flexibility to invest in instruments with lower credit quality, an investment in that Fund will involve greater credit risk and below investment-grade risk. PNC Ultra Short Bond Fund investments primarily in a diversified portfolio of investment-grade securities.

Federated Ultrashort Bond Fund invests primarily (at least 50%) in investment-grade, fixed-income securities, but may invest up to 35% of its assets in noninvestment-grade, fixed-income securities. Federated Ultrashort Bond Fund’s investment adviser seeks to enhance the Fund’s performance by allocating relatively more of its portfolio to the sector expected to offer the best balance between total return and risk. Certain of the government securities in which Federated Ultrashort Bond Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System.

COMPARISON OF INVESTMENT RISKS

The PNC Funds and the Federated Funds have generally substantially similar investment objectives and principal investment policies, and accordingly, although they are worded differently, their principal risks are also generally substantially similar in many respects. Below is a table comparing the principal investment risks of each Fund, as well as a summary of the differences between the risks of each PNC Fund and corresponding Federated Fund. Many of these differences reflect non-substantive differences in the approach to disclosure taken by the Federated Funds as part of the Federated “family” of funds and the PNC Funds as part of the PNC “family” of funds. The actual risks of investing in each Fund depend on the securities held in the Fund’s portfolio and on market conditions, both of which change over time. Additionally, note that the Funds may describe or categorize the same risks differently. Where comparable risks are disclosed under different names, the name used by the Federated Funds is referenced below. To the extent a Fund does not have a principal risk included by the corresponding Fund, that Fund does not principally invest in that particular type of security in which the corresponding fund invests or otherwise is not exposed to the same principal risk as the corresponding Fund. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. Each principal risk of the Federated Funds and any principal risk of a PNC Fund for which no Federated Fund includes a comparable principal risk is described in more detail in Annex D. A discussion of the principal risks associated with an investment in a PNC Fund may be found in the PNC Funds’ prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund’s related principal risks, are also set forth for each PNC Fund in that the PNC Fund’s prospectus and SAI and, for the Federated Fund, summarized in this prospectus/proxy statement.

	PNC Government Money Market Fund	Federated Government Obligations Fund	PNC Treasury Money Market Fund	Federated U.S. Treasury Cash Reserves	PNC Treasury Plus Money Market Fund	Federated Treasury Obligations Fund	PNC Total Return Advantage Fund	Federated Total Return Bond Fund	PNC Ultra Short Bond Fund	Federated Ultrashort Bond Fund
Active Trading risk							X		X
Additional Factors Affecting Yield		X		X		X
Agent Insolvency Risk								X
Asset-Backed Securities (ABS) Risk							X		X	X
Call Risk		X								X
Counterparty Credit Risk	X	X	X		X	X	X		X	X
Credit Enhancement Risk										X
Credit Risk							X	X
Currency Risk								X
Eurozone Related Risk								X
Exchange-Traded Funds Risk								X
Interest Rate Risk	X	X	X	X	X	X	X	X	X	X
Issuer Credit Risk		X							X	X
Large Shareholder Risk	X		X		X
Leverage Risk								X		X
Liquidity Risk								X		X
Loan Liquidity Risk								X
Loan Prepayment Risk								X
Management and Operation Risk	X		X		X		X		X
Mortgage-Backed Securities (MBS) Risk	X		X		X		X	X	X	X
Prepayment and Extension Risk							X	X	X	X
Risk Associated with Complex CMOs										X
Risk Associated with Investing Share Purchase Proceeds		X		X		X
Risk Associated with Noninvestment-Grade Securities							X	X		X
Risk Associated with Use of Amortized Cost	X	X	X	X	X	X
Risk of Foreign Investing							X	X	X	X
Risk of Inflation-Protected Bonds								X
Risk of Investing in Derivative Contracts and Hybrid Instruments							X	X	X	X
Risk of Investing in Emerging Market Countries								X
Risk of Investing in Loans								X
Risk of Loss After Redemption								X
Risk Related to the Economy	X	X	X	X	X	X	X	X	X	X
Technology Risk	X	X	X	X	X	X	X	X	X	X
Underlying Fund Risk								X

PNC Government Money Market Fund - Federated Government Obligations Fund

PNC Government Money Market Fund has a principal risk factor regarding large shareholder risk as the Fund is used as a sweep vehicle for accounts that certain large financial intermediaries manage or offer. PNC Government Money Market Fund includes a principal risk of investing in mortgage-backed securities (“MBS”) not backed by the full faith and credit of the U.S. government. Federated Government Obligations Fund does not contain such a principal risk, although the Fund is also permitted to invest in MBS not backed by the full faith and credit of the U.S. government.

Federated Government Obligations Fund has principal risks from factors affecting yield, including call risk, issuer credit risk, and risk of investing share purchase proceeds whereas PNC Government Money Market Fund’s interest rate risk covers certain aspects of these risk factors.

PNC Treasury Money Market Fund - Federated U.S. Treasury Cash Reserves

PNC Treasury Money Market Fund has a principal risk factor regarding large shareholder risk as the Fund is used as a sweep vehicle for accounts certain large financial intermediaries manage or offer. PNC Treasury Money Market Fund also has a principal risk of investing in MBS not backed by the full faith and credit of the U.S. Government. Federated U.S. Treasury Cash Reserves does not contain such a principal risk, although the Fund is also permitted to invest in MBS not backed by the full faith and credit of the U.S. government.

Federated U.S. Treasury Cash Reserves has principal risk from factors affecting yield, including the risk of investing share purchase proceeds, whereas PNC Treasury Money Market Fund’s interest rate risk covers certain aspects of these risk factors.

PNC Treasury Plus Money Market Fund - Federated Treasury Obligations Fund

PNC Treasury Plus Money Market Fund has a large shareholder principal risk as it is used as a sweep vehicle for accounts certain large financial intermediaries manage or offer. PNC Plus Money Market Fund also has a principal risk of investing in MBS not backed by the full faith and credit of the U.S. Government. Federated Treasury Obligations Fund does not contain such a principal risk, although the Fund is also permitted to invest in MBS not backed by the full faith and credit of the U.S. government.

Federated Treasury Obligations Fund has risk from factors affecting yield, including the risk of investing share purchase proceeds, whereas PNC Treasury Plus Money Market Fund’s interest rate risk covers certain aspects of these risk factors.

PNC Total Return Advantage Fund - Federated Total Return Bond Fund

As a general matter, Federated Total Return Bond Fund has reserved greater flexibility to invest in foreign securities, including emerging market securities, and below investment-grade debt. To the extent that the Fund utilizes that investment flexibility it will be subject to greater levels of risks associated with, among others, the following principal risks: Risk of Foreign Investment, Risk Associated with Non-Investment-grade Securities and Risk of Investing in Emerging Market Countries. In addition, Federated Total Return Bond Fund has principal risks relating to investing in the Eurozone, ETFs, inflation-protected bonds, loans (including trade finance loan instruments), and underlying funds. Federated Total Return Bond Fund also has principal credit, leverage and liquidity risks. However, PNC Total Return Advantage Fund does contain risks relating to interest rates and prepayment/extension, which cover certain aspects of Federated Total Return Bond Fund’s credit, leverage and liquidity risks.

PNC Ultra Short Bond Fund - Federated Ultrashort Bond Fund

Although both Funds invest primarily in investment-grade, fixed-income securities, Federated Ultrashort Bond Fund has reserved the flexibility to invest up to 35% of its assets in securities rated below investment-grade (sometimes referred to as “junk bonds”). To the extent Federated Ultrashort Bond Fund utilizes its greater investment flexibility to invest in instruments with lower credit quality, an investment in that Fund will involve greater credit risk and below investment-grade risk. See “Risk Associated with Noninvestment-grade Securities” and “Issuer Credit Risk” in Annex D.

Federated Ultrashort Bond Fund has principal risks relating to investing in complex collateralized mortgage obligations (“CMOs”) and noninvestment-grade securities. Federated Ultrashort Bond Fund also has principal call, credit enhancement, issuer credit, leverage and liquidity risks. PNC Ultra Short Bond Fund does not contain such principal risks, in part because it does not principally invest in CMOs or noninvestment-grade securities. However, PNC Ultra Short Bond Fund does contain credit/counterparty interest rate risks that covers certain aspects of Federated Ultrashort Bond Fund’s call, credit enhancement, issuer credit, leverage and liquidity risks.

* * *

As with all mutual funds, there is no guarantee the Funds will achieve their investment objectives. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Funds. An investment in any Fund is not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation or any other government agency.

COMPARISON OF INVESTMENT LIMITATIONS

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval, and non-fundamental investment limitations which may be changed with Board approval but without shareholder approval. The summary below is qualified in its entirety by the description of the fundamental limitations of each Federated Fund and each PNC Fund set forth in Annex E to this Prospectus/Proxy Statement. The limitations for each Federated Fund and each corresponding PNC Fund are generally substantially similar; however, shareholders may want to note the following material differences:

PNC Government Money Market Fund - Federated Government Obligations Fund

Federated Government Obligations Fund has a non-fundamental policy to invest at least 99.5% of its total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. PNC Government Money Market Fund has a non-fundamental policy to invest, under normal circumstances 100% of its net assets plus any borrowings for investment purposes in short-term obligations issued or guaranteed by the U.S. government, securities issued or guaranteed by agencies, authorities, instrumentalities, or sponsored enterprises of the U.S. government, repurchase agreements collateralized by obligations issued or guaranteed by the U.S. government or securities issued or guaranteed by agencies, authorities, instrumentalities, or sponsored enterprises of the U.S. government, and in cash and cash equivalents, including demand deposits with a bank.

Federated Government Obligations Fund has a non-fundamental policy adopted pursuant to Rule 35d-1 of the 1940 Act (the “Names Rule”) that requires the Fund to invest its assets so that at least 80% of its net assets are invested in government securities and/or repurchase agreements. PNC Government Money Market Fund does not have a corresponding policy. The non-fundamental Names Rule policy is separate from and in addition to the Fund’s non-fundamental policy to invest in particular securities as a government money market fund pursuant to Rule 2a-7 under the 1940 Act. The Fund must notify shareholders at least 60 days in advance of any change to its non-fundamental Names Rule policy.

PNC Treasury Money Market Fund - Federated U.S. Treasury Cash Reserves

Federated U.S. Treasury Cash Reserves has a non-fundamental policy to invest at least 99.5% of its total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. PNC Treasury Money Market Fund has a non-fundamental policy to invest, under normal circumstances, exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations, and in cash and cash equivalents, including demand deposits with a bank.

Federated U.S. Treasury Cash Reserves has a non-fundamental policy adopted pursuant to the Names Rule that requires the Fund to invest its assets so that at least 80% of its net assets are invested in U.S. Treasury investments. PNC Treasury Money Market Fund does not have a corresponding policy. The non-fundamental Names Rule policy is separate from and in addition to the Fund’s non-fundamental policy to invest in particular securities as a government money market fund pursuant to Rule 2a-7 under the 1940 Act. The Fund must notify shareholders at least 60 days in advance of any change to its non-fundamental Names Rule policy.

PNC Treasury Plus Money Market Fund - Federated Treasury Obligations Fund

Federated Treasury Obligations Fund has a non-fundamental policy to invest at least 99.5% of its total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. PNC Treasury Plus Money Market Fund has a non-fundamental policy to invest, under normal circumstances, exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, repurchase agreements collateralized by obligations of the U.S. Treasury, and in other money market funds that invest exclusively in such obligations.

Federated Treasury Obligations Fund has a non-fundamental policy adopted pursuant to the Names Rule that requires the Fund to invest its assets so that at least 80% of its net assets are invested in Treasury investments. PNC Treasury Plus Money Market Fund does not have a corresponding policy. The non-fundamental Names Rule policy is separate from and in addition to the Fund’s non-fundamental policy to invest in particular securities as a government money market fund pursuant to Rule 2a-7 under the 1940 Act. The Fund must notify shareholders at least 60 days in advance of any change to its non-fundamental Names Rule policy.

PNC Total Return Advantage Fund - Federated Total Return Bond Fund

PNC Total Return Advantage Fund has a non-fundamental policy to invest at least 80% of its net assets in investment-grade debt securities. Federated Total Return Bond Fund has a non-fundamental policy adopted pursuant to the Names Rule that requires the Fund to invest its assets so that at least 80% of its net assets are invested in fixed-income investments. The non-fundamental Names Rule policy is separate from and in addition to the Fund’s fundamental investment restrictions. PNC Total Return Advantage Fund may invest up to 20% of its assets in fixed-income securities that are rated below investment-grade or, if unrated, are determined by the PNC Funds Adviser to be of comparable quality, sometimes known as “junk bonds.”

PNC Ultra Short Bond Fund - Federated Ultrashort Bond Fund

PNC Ultra Short Bond Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in debt securities (bonds). Federated Ultrashort Bond Fund has a non-fundamental policy adopted pursuant to the Names Rule that requires the Fund to invest its assets so that at least 80% of its net assets (plus the amount of any borrowings for investment purposes) are invested in fixed-income investments. The non-fundamental Names Rule policy is separate from and in addition to the Fund’s fundamental policy to invest in particular securities. Federated Ultrashort Bond Fund invests primarily (that is, more than 50%) in investment-grade, fixed-income securities, but may invest up to 35% of its assets in noninvestment-grade, fixed-income securities. Investment-grade securities are those rated BBB- or higher by a nationally recognized statistical rating organization (NRSRO) or, if the securities are unrated, if they are deemed to be of equal quality by the Federated Funds Adviser.

COMPARATIVE FEE TABLES

Like all mutual funds, the PNC Funds and Federated Funds incur certain expenses in their operations, and, investors pay fees and expenses to buy and hold shares of a Fund. Set forth in the tables below is information regarding the fees and expenses incurred by the PNC Funds and the Federated Funds, and the anticipated pro forma fees for the Federated Funds after giving effect to the Reorganization. The Federated Funds are expected to be the legal and accounting survivors after the Reorganizations.

These tables describe (1) the actual fees and expenses for the PNC Funds for the fiscal year ended May 31, 2019; (2) the actual fees and expenses for the Federated Funds for the fiscal years or periods noted below; and (3) where applicable, the pro forma fees and expenses of the Federated Funds on a combined basis after giving effect to the Reorganization.

Federated Fund	Tables As Of
Federated Government Obligations Fund	Fiscal Period Ended January 31, 2019
Federated U.S. Treasury Cash Reserves	Fiscal Year Ended April 30, 2019
Federated Treasury Obligations Fund	Fiscal Period Ended January 31, 2019
Federated Total Return Bond Fund	Fiscal Period Ended May 31, 2019
Federated Ultrashort Bond Fund	Fiscal Period Ended March 31, 2019

These tables do not include Federated share classes not involved in the Reorganization.

Shareholder Fees

PNC Government Money Market Fund - Federated Government Obligations Fund

PNC Treasury Money Market Fund - Federated U.S. Treasury Cash Reserves

PNC Treasury Plus Money Market Fund - Federated Treasury Obligations Fund

		Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	Maximum Sales Charge (Load ) Imposed on Reinvested Dividends (and other distributions)	Redemption Fee (as a percentage of amount redeemed, if applicable)	Exchange Fee
PNC Funds	All Classes	None	None	N/A	None	N/A
Federated Funds	All Classes	None	None	None	None	None

PNC Total Return Advantage Fund - Federated Total Return Bond Fund

		Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	Maximum Sales Charge (Load ) Imposed on Reinvested Dividends (and other distributions)	Redemption Fee (as a percentage of amount redeemed, if applicable)	Exchange Fee
PNC Funds	A	4.50%[1]	0.50%[2]	N/A	None	N/A
	I	None	None	N/A	None	N/A
Federated Funds	Service	None	None	None	None	None
	IS	None	None	None	None	None
[1]	A sales charge is not charged on purchases of Class A Shares in the amount of $1,000,000 or more.
[2]	This contingent deferred sales charge applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

PNC Ultra Short Bond Fund - Federated Ultrashort Bond Fund

		Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	Maximum Sales Charge (Load ) Imposed on Reinvested Dividends (and other distributions)	Redemption Fee (as a percentage of amount redeemed, if applicable)	Exchange Fee
PNC Funds	A	2.00%[1]	None	N/A	None	N/A
	I	None	None	N/A	None	N/A
Federated Funds	IS	None	None	None	None	None
[1]	A sales charge is not charged on purchases of Class A Shares in the amount of $25,000 or more.

Annual Fund Operating Expenses

The following charts compare the expense ratios of the Class A, Advisor Shares, Class I, Service Shares and Institutional Shares of the PNC Funds, against the corresponding expense ratios of the Capital Shares, IS Shares, Select Shares, and Service Shares of the Federated Funds, including on a pro forma basis after giving effect to each Reorganization. In accordance with Form N-14, any “fee limits” disclosed in a footnote to the charts below for the Federated Funds (which were taken from the prospectus fee tables) will be in effect for one year from the closing date of this Reorganization.

		Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Fee Waiver, Expense Reimbursement and Earnings Credits	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
PNC Government Money Market Fund	A	0.15%	0.00%[1]	0.22%	0.37%	N/A	(0.01%)	0.36%
	Advisor	0.15%	None	0.15%	0.30%	N/A	(0.01%)	0.29%
	I	0.15%	None	0.04%	0.19%[2]	N/A	(0.02%)	0.17%
Federated Government Obligations Fund (Current and Pro Forma)	Service	0.20%	None	0.35%	0.55%	(0.10%)[3]	N/A	0.45%
	Capital	0.20%	None	0.34%	0.54%	(0.24%)[3]	N/A	0.30%
	Select	0.20%	None	0.10%[4]	0.30%	(0.13%)[3]	N/A	0.17%
[1]	The PNC Fund may reimburse expenses incurred by PNC Funds Distributor, LLC (the “Underwriter”) up to a maximum of 0.10% under the PNC Fund’s distribution plan for Class A Shares. The PNC Funds Board has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the PNC Fund. This commitment continues through September 28, 2019, at which time the PNC Funds Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Funds Board at any time.
[2]	It is anticipated that Class I shares of PNC Government Money Market Fund will experience approximately $3.4 billion in redemptions on or about September 13, 2019. Accordingly, Total Annual Fund Operating Expenses may increase by 0.01% or more following this anticipated redemption.
[3]	The Federated Fund Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Federated Fund, if any) paid by the Federated Fund’s Capital, Select, and Service classes (after the voluntary waivers and/or reimbursements) will not exceed 0.30%, 0.17%, and 0.45%, respectively (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) October 1, 2019 (October 1, 2020 with respect to the Select Shares); or (b) the date of the Federated Fund’s next effective Prospectus. While the Federated Funds Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Federated Funds Board. If this Reorganization is approved, the Termination Date will be extended to up to, but not including, the later of (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the Closing Date.
[4]	The Federated Fund may incur or charge certain service fees (shareholder services/account administration fees) on its Select class of up to a maximum of 0.25%. The Federated Fund will incur or charge up to 0.02% of such Fees for the Select class of the Federated Fund. The Select class of the Federated Fund will not incur or charge such Fees to exceed 0.02% until such time as approved by the Federated Funds Board.
		Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
PNC Treasury Money Market Fund	A	0.15%	0.00%[1]	0.26%	0.41%	N/A	0.41%
	I	0.15%	None	0.07%	0.22%	N/A	0.22%
Federated U.S. Treasury Cash Reserves (Current and Pro Forma)	Service	0.20%	0.00%[2]	0.34%	0.54%	(0.09%)[2,3]	0.45%
	IS	0.20%	None	0.09%[4]	0.29%	(0.09%)[3,4]	0.20%
[1]	The PNC Fund may reimburse expenses incurred by PNC Funds Distributor, LLC (the “Underwriter”) up to a maximum of 0.10% under the Fund’s distribution plan for Class A Shares. The PNC Fund’s Board has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 28, 2019, at which time the PNC Funds Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Funds Board at any time.
[2]	The Federated Fund has adopted a Distribution (12b-1) Plan for its Service class pursuant to which the Service class of the Federated Fund may incur or charge a distribution (12b-1) fee of up to a maximum amount of 0.25%. No such fee is currently incurred or charged by the Service class of the Fund. The Service class of the Federated Fund will not incur or charge such a distribution (12b-1) fee until such time as approved by the Federated Funds Board.
[3]	The Federated Fund’s Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Federated Fund, if any) paid by the Federated Fund’s IS and Service classes (after the voluntary waivers and/or reimbursements) will not exceed 0.20% and 0.45%, respectively (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) July 1, 2020; or (b) the date of the Federated Fund’s next effective Prospectus. While the Federated Funds Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board. If this Reorganization is approved, the Termination Date will be extended to up to, but not including, the later of (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the Closing Date.
[4]	The IS class of the Federated Fund may incur or charge shareholder services/account administration fees of up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the IS class of the Federated Fund. The IS class of the Federated Fund will not incur or charge such a shareholder services/account administration fee until such time as approved by the Federated Fund’s Board.

		Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
PNC Treasury Plus Money Market Fund	Advisor	0.15%	None	0.23%	0.38%	N/A	0.38%
	Institutional	0.15%	None	0.12%	0.27%	N/A	0.27%
	Service[1]	0.15%	None	0.38%	0.53%	N/A	0.53%
Federated Treasury Obligations Fund (Current and Pro Forma)	Capital	0.20%	None	0.34%	0.54%	(0.24%)[3]	0.30%
	IS	0.20%	None	0.09%[2]	0.29%	(0.09%)[3]	0.20%
	Service	0.20%	None	0.34%	0.54%	(0.09%)[2]	0.45%
[1]	As of May 31, 2019, Service Shares represented seed capital of $10 and the Ratio of Expenses to Average Net Assets was 0.00%.
[2]	The IS class of the Federated Fund may incur or charge shareholder services/account administration fees of up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the IS class of the Federated Fund. The IS class of the Federated Fund will not incur or charge such a shareholder services/account administration fee until such time as approved by the Federated Fund’s Board.
[3]	The Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Federated Fund, if any) paid by the Federated Fund’s Capital, IS and Service classes (after the voluntary waivers and/or reimbursements) will not exceed 0.30%, 0.20% and 0.45%, respectively (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) October 1, 2019; or (b) the date of the Federated Fund’s next effective Prospectus. While the Federated Funds Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Federated Funds Board. If this Reorganization is approved, the Termination Date will be extended to up to, but not including, the later of (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the Closing Date.
		Management Fee	Distribution (12b-1) Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
PNC Total Return Advantage Fund	A	0.30%[1]	0.01% [2]	1.24%[1]	0.00%	1.55%	(0.94%)[1,3]	1.24%[1]
	I	0.30%[1]	None	0.29%[1]	0.00%	0.59%	(0.24%)[1,3]	0.29%[1]
Federated Total Return Bond Fund (Current and Pro Forma)	Service	0.30%	0.25%	0.39%	0.02%	0.96%	(0.27%)[4]	0.69%
	IS	0.30%	None	0.15%	0.02%	0.47%	(0.08%)[4]	0.39%
[1]	Expense information reflects fees for year ended May 31, 2019.
[2]	The PNC Fund may reimburse expenses incurred by PNC Funds Distributor, LLC (the “Underwriter”) up to a maximum of 0.10% under the Fund’s distribution plan for Class A Shares. The PNC Funds Board has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the PNC Fund. This commitment continues through December 7, 2019, at which time the PNC Funds Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Funds Board at any time.
[3]	The PNC Funds Adviser has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the PNC Fund to the extent the Fund’s Total Annual Fund Operating Expenses exceed 0.61% and 0.35% for Class A and Class I Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through December 7, 2019, at which time the PNC Funds Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Fund Board at any time. The PNC Funds Adviser can be reimbursed by the PNC Fund for any contractual fee reductions or expense reimbursements if reimbursement to the PNC Funds Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Fund Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the PNC Funds Adviser paid, waived or reimbursed the amount being repaid by the PNC Fund.
[4]	The Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2019, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Federated Fund, if any) paid by the Federated Fund’s Institutional and Service classes (after the voluntary waivers and/or reimbursements) will not exceed, 0.37% and 0.67% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2020; or (b) the date of the Federated Fund’s next effective Prospectus. While the Federated Funds Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Federated Funds Board. If this Reorganization is approved, the Termination Date will be extended to up to, but not including, the later of (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the Closing Date.
		Management Fee	Distribution (12b-1) Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
PNC Ultra Short Bond Fund	A	0.20%	0.01%[1,2]	3.82%	0.00%	4.03%	(3.54%)[3]	0.49%[3]
	I	0.20%	None	0.14%	0.00%	0.34%	(0.11%) [3]	0.23%[3]
Federated Ultrashort Bond Fund (Current and Pro Forma)	IS	0.30%	None	0.15%[4]	0.01%	0.46%	(0.08%)[5]	0.38%
[1]	Expense information has been restated to reflect current fees for the year ended May 31, 2019.
[2]	The PNC Fund may reimburse expenses incurred by PNC Funds Distributor, LLC (the “Underwriter”) up to a maximum of 0.10% under the Fund’s distribution plan for Class A Shares. The PNC Funds Board has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 28, 2019, at which time the PNC Funds Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the Board at any time.
[3]	The PNC Funds Adviser has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the PNC Fund to the extent the PNC Fund’s Total Annual Fund Operating Expenses exceed 0.49% and 0.23% for Class A and Class I Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through September 28, 2019, at which time the PNC Funds Adviser will determine whether to renew, revise, or discontinue it, except that it may be terminated by the at any time. The PNC Funds Adviser can be reimbursed by the PNC Fund for any contractual fee reductions or expense reimbursements if reimbursement to the PNC Funds Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived, or reimbursed by the Fund Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage expense limitation that was in effect (i) at the time the PNC Funds Adviser paid, waived or reimbursed the amount being repaid by the PNC Fund or (ii) at the time of the reimbursement by the PNC Fund. Any recoupment of fees waived or expenses reimbursed would be subject to the terms of any expense limitation agreement in place at the time of the recoupment.
[4]	The IS class of the Federated Fund may incur or charge shareholder services/account administration fees of up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the IS class of the Federated Fund. The IS class of the Federated Fund will not incur or charge such a shareholder services/account administration fee until such time as approved by the Federated Funds Board.
[5]	The Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, and proxy-related expenses paid by the Federated Fund, if any) paid by the Federated Fund’s IS classes (after the voluntary waivers and/or reimbursements) will not exceed 0.36% (the “Fee Limit”) up to but not including later of (the “Termination Date”): (a) June 1, 2020; or (b) the date of the Federated Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors. If this Reorganization is approved, the Termination Date will be extended to up to, but not including, the later of (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the Closing Date.

Expense Example

These Examples are intended to help compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Examples assume that an investor invests $10,000 for the time periods indicated and then redeems all shares at the end of those periods. The Examples also assume that an investment has a 5% return each year and that operating expenses are as shown in the corresponding table above and remain the same. Any applicable fee waiver and expense reimbursement or any applicable contractual limitation on Distribution (12b-1) Fees for Class A Shares of the PNC Funds are reflected only in the one-year period below. Although actual costs and returns may be higher or lower, based on these assumptions an investor’s costs would be:

		1 Year	3 Years	5 Years	10 Years
PNC Government Money Market Fund	A	$37	$155	$284	$660
	Advisor	$30	$95	$168	$380
	I	$17	$59	$105	$241
Federated Government Obligations Fund (Current and Pro Forma)	Service	$56	$176	$307	$689
	Capital	$55	$173	$302	$677
	Select	$31	$97	$169	$381

		1 Year	3 Years	5 Years	10 Years
PNC Treasury Money Market Fund	A	$41	$169	$307	$710
	I	$23	$71	$124	$280
Federated U.S. Treasury Cash Reserves (Current and Pro Forma)	Service	$55	$173	$302	$677
	IS	$30	$93	$163	$368

		1 Year	3 Years	5 Years	10 Years
PNC Treasury Plus Money Market Fund	Advisor	$39	$122	$213	$480
	Institutional	$28	$87	$152	$343
	Service	$54	$170	$296	$665
Federated Treasury Obligations Fund (Current and Pro Forma)	Capital	$55	$173	$302	$677
	IS	$30	$93	$163	$368
	Service	$55	$173	$302	$677

		1 Year	3 Years	5 Years	10 Years
PNC Total Return Advantage Fund	A	$510	$848	$1,209	$2,223
	I	$36	$165	$305	$715
Federated Total Return Bond Fund (Current and Pro Forma)	Service	$98	$306	$531	$1,178
	IS	$48	$151	$263	$591

		1 Year	3 Years	5 Years	10 Years
PNC Ultra Short Bond Fund	A	$249	$1,100	$1,967	$4,201
	I	$98	$94	$180	$420
Federated Ultrashort Bond Fund (Current and Pro Forma)	IS	$47	$148	$258	$579

PORTFOLIO TURNOVER

Each of PNC Total Return Advantage Fund, Federated Total Return Bond Fund, PNC Ultra Short Bond Fund and Federated Ultrashort Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect each Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of its portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
PNC Total Return Advantage Fund	92%
Federated Total Return Bond Fund	48%
PNC Ultra Short Bond Fund	110%
Federated Ultrashort Bond Fund	32%

COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION

The bar charts and tables below reflect historical performance data for each Fund and are intended to help analyze each Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the total returns of a specified class of each Fund on a calendar year-by-year basis. Each bar chart shows changes in the performance of only the specified class and does not reflect the payment of any sales charges or recurring shareholder account fees, if applicable. If these charges or fees are applicable to a class and had been included, the returns shown would have been lower.

The Average Annual Total Return tables show returns for each class involved in the Reorganizations averaged over the stated periods, and includes comparative performance information. The tables show each Fund’s average annual total returns for the one year, five year and ten year calendar periods (or since inception). These figures assume reinvestment of dividend distributions. In addition to Return Before Taxes, Return After Taxes is shown for the specified class of each Fund to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the specified class, and after-tax returns for other classes of a Fund will differ from those shown. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-taxes returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.

The Funds’ performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Updated information on the PNC Funds’ performance, including the 7-day yield of any money market fund, can be obtained by visiting www.pncfunds.com or by calling 1-800-622-3863.

Updated performance information for the Federated Funds, including the 7-day yield of any money market fund, is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

PNC Government Money Market Fund - Federated Government Obligations Fund

Risk/Return Bar Chart and Table for PNC Government Money Market Fund

Best Quarter 0.52% (12/31/18)

Worst Quarter 0.00% (9/30/14)

The Fund’s year-to-date total return for Class I Shares through June 30, 2019 was 1.13%.

Risk/Return Bar Chart and Table for Federated Government Obligations Fund

The Fund’s Capital class total return for the six-month period from January 1, 2019 to June 30, 2019, was 1.08%. Within the periods shown in the bar chart, the Fund’s Capital class highest quarterly return was 0.50% (quarter ended December 31, 2018). Its lowest quarterly return was 0.00% (quarter ended September 30, 2015).

Average Annual Total Returns for PNC Government Money Market Fund and for Federated Government Obligations Fund for Period Ended December 31, 2018.

		1 Year	5 Years	10 Years
PNC Government Money Market Fund	A	1.54%	0.49%	0.27%
	Advisor	1.59%	N/A1	N/A1
	I	1.68%	0.52%	0.29%
Federated Government Obligations Fund	Service	1.47%	0.40%	0.22%
	Capital	1.59%	0.47%	0.26%
	Select (Formerly R)	0.76%	N/A2	N/A2

1 Performance is 0.76%, which represents performance since inception 9/14/2015.

2 Performance is 0.79%, which represents performance since inception 2/1/2016. Prior to August 1, 2019, Select Shares were known as R Shares and included 12b-1 fees and certain other expenses. As of August 1, 2019, the Select Shares do not include 12b-1 fees and certain other expenses, and the performance shown above for the Select Shares prior to August 1, 2019, reflects the higher R class expenses.

PNC Treasury Money Market Fund - Federated U.S. Treasury Cash Reserves

Risk/Return Bar Chart and Table for PNC Treasury Money Market Fund

Best Quarter 0.51% (12/31/18)

Worst Quarter 0.00% (9/30/15)

The Fund’s year-to-date total return for Class I Shares through June 30, 2019 was 1.09%.

Risk/Return Bar Chart and Table for Federated U.S. Treasury Cash Reserves

The Fund’s IS class total return for the six-month period from January 1, 2019 to June 30, 2019, was 1.12%. Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 0.52% (quarter ended December 31, 2018). Its lowest quarterly return was 0.00% (quarter ended December 31, 2015).

Average Annual Total Returns for PNC Treasury Money Market Fund for and for Federated U.S. Treasury Cash Reserves for Period Ended December 31, 2018.

		1 Year	5 Years	10 Years
PNC Treasury Money Market Fund	A	1.49%	0.45%	0.23%
	I	1.64%	0.48%	0.25%
Federated U.S. Treasury Cash Reserves	Service	1.44%	0.38%	0.19%
	IS	1.69%	0.51%	0.26%

PNC Treasury Plus Money Market Fund - Federated Treasury Obligations Fund

Risk/Return Bar Chart and Table for PNC Treasury Plus Money Market Fund

The PNC Treasury Plus Money Market Fund is the successor to PNC Advantage Institutional Treasury Money Market Fund (the “PNC Predecessor Fund”), a mutual fund with identical investment objectives, policies, and restrictions, as a result of the reorganization of the PNC Predecessor Fund into the Fund on March 1, 2018. The performance provided in the bar chart and table is that of the PNC Predecessor Fund.

Best Quarter 0.50% (12/31/18)

Worst Quarter 0.00% (9/30/15)

The Fund’s year-to-date total return for Class I Shares through June 30, 2019 was 1.08%.

Risk/Return Bar Chart and Table for Federated Treasury Obligations Fund

The Fund’s IS class total return for the six-month period from January 1, 2019 to June 30, 2019, was 1.14%. Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 0.53% (quarter ended December 31, 2018). Its lowest quarterly return was 0.00% (quarter ended September 30, 2015).

Average Annual Total Returns for PNC Treasury Plus Money Market Fund and for Federated Treasury Obligations Fund for Period Ended December 31, 2018.

		1 Year	5 Years	10 Years
PNC Treasury Plus Money Market Fund	Advisor	1.30%	0.27%	N/A1
	Institutional	1.59%	0.46%	N/A2
	Service	0.00%	0.01%	N/A3
Federated Treasury Obligations Fund	Capital	1.62%	0.47%	0.24%
	IS	1.72%	0.53%	0.28%
	Service	1.46%	0.39%	0.20%

1Performance is 0.18%, which represents performance since inception 3/16/11.

2Performance is 0.26%, which represents performance since inception 10/01/09.

3Performance is 0.01%, which represents performance since inception 10/29/10.

PNC Total Return Advantage Fund - Federated Total Return Bond Fund

Risk/Return Bar Chart and Table for PNC Total Return Advantage Fund

The performance set forth below for the periods prior to February 1, 2010 includes the performance of PNC Total Return Bond Fund (the “Acquired Bond Fund”), which was reorganized into the Fund on that date. Returns through February 1, 2010 reflect the effect of the expenses of the Acquired Bond Fund.

Best Quarter 4.78% (9/30/2009)

Worst Quarter (2.68)% (12/31/16)

The Fund’s year-to-date total return for Class I Shares through June 30, 2019 was 7.03%.

Risk/Return Bar Chart and Table for Federated Total Return Bond Fund

The Fund’s IS class total return for the six-month period from January 1, 2019 to June 30, 2019, was 6.86%. Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 5.07% (quarter ended September 30, 2009). Its lowest quarterly return was (2.64)% (quarter ended June 30, 2013).

Average Annual Total Returns for PNC Total Return Advantage Fund and for Federated Total Return Bond Fund for Period Ended December 31, 2018.

		1 Year	5 Years	10 Years
PNC Total Return Advantage Fund	I (returns before taxes)	(1.15)%	1.97%	3.76%
	I (returns after taxes on distributions)	(2.28)%	0.89%	2.56%
	I (returns after taxes on distributions and sale of fund shares)	(0.69)%	1.03%	2.43%
	A (returns before taxes)	(5.77)%	0.81%	3.00%
	Bloomberg Barclays U.S. Aggregate Bond Index[1]	0.01%	2.52%	3.48%
Federated Total Return Bond Fund	IS (returns before taxes)	(0.86)%	2.69%	4.44%
	IS (returns after taxes on distributions)	(2.24)%	1.17%	2.83%
	IS (returns after taxes on distributions and sale of fund shares)	(0.51)%	1.38%	2.81%
	Service (returns before taxes)	(1.16)%	2.39%	4.13%
	Bloomberg Barclays U.S. Aggregate Bond Index[1]	0.01%	2.52%	3.48%
	Lipper Core Bond Funds Average [2]	(0.69)%	2.20%	4.19%
1	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities.
2	Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges.

PNC Ultra Short Bond Fund - Federated Ultrashort Bond Fund

Risk/Return Bar Chart and Table for PNC Ultra Short Bond Fund

Best Quarter 1.18% (6/30/2009)

Worst Quarter (0.10)% (6/30/13)

The Fund’s year-to-date total return for Class I Shares through June 30, 2019 was 1.93%.

Risk/Return Bar Chart and Table for Federated Ultrashort Bond Fund

The Fund’s IS class total return for the six-month period from January 1, 2019 to June 30, 2019, was 2.36%. Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 4.27% (quarter ended June 30, 2009). Its lowest quarterly return was (0.42)% (quarter ended June 30, 2013).

Average Annual Total Returns for PNC Ultra Short Bond Fund and for Federated Ultrashort Bond Fund for Period Ended December 31, 2018.

		1 Year	5 Years	10 Years
PNC Ultra Short Bond Fund	I (returns before taxes)	1.72%	0.71%	0.83%
	I (returns after taxes on distributions)	0.97%	0.34%	0.46%
	I (returns after taxes on distributions and sale of fund shares)	1.01%	0.38%	0.49%
	A (returns before taxes)	0.43%	0.23%	0.45%
	ICE BofA Merrill Lynch 1-Year Treasury Note Index[1]	1.87%	0.70%	0.62%
Federated Ultrashort Bond Fund	IS (returns before taxes)	1.69%	1.29%	2.38%
	IS (returns after taxes on distributions)	0.73%	0.64%	1.68%
	IS (returns after taxes on distributions and sale of fund shares)	1.00%	0.70%	1.56%
	Bloomberg Barclays U.S. Short-Term Government /Corporate Index[2]	1.99%	0.84%	0.73%
	ICE BofA Merrill Lynch 1-Year Treasury Note Index[1]	1.87%	0.70%	0.62%
	Lipper Ultra-Short Obligations Funds Average[3]	1.35%	0.92%	1.34%
1	The Bank of America Merrill Lynch 1-Year Treasury Note Index is an unmanaged index tracking U.S. government securities.
2	The Bloomberg Barclays U.S. Short-Term Government/Corporate Index represents securities that have fallen out of the U.S. Government/Corporate Index because of the standard minimum one year maturity constraint. Sectors include treasuries, agencies, industrials, utilities and financial institutions.
3	Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. They do not reflect sales charges.

PORTFOLIO MANAGERS

Information about the portfolio managers who are primarily responsible for overseeing each of PNC Total Return Advantage Fund, Federated Total Return Bond Fund, PNC Ultra Short Bond Fund and Federated Ultrashort Bond Fund’s investments is shown below. Each Fund’s SAI provides additional information about the portfolio managers, including information relating to each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Fund.

Fund	Name	Years as member of Fund’s Portfolio Management Team	Title
PNC Total Return Advantage Fund	Sean T. Rhoderick, CFA	15	Managing Director and Chief Investment Officer of Taxable Fixed-income
	John Graziani, CFA	2	Portfolio Manager
	Jason Weber, CFA	1	Assistant Portfolio Manager
Federated Total Return Bond Fund	Donald T. Ellenberger	6	Senior Portfolio Manager
	Jerome D. Conner, CFA	1	Portfolio Manager
	R. J. Gallo, CFA	1	Senior Portfolio Manager
PNC Ultra Short Bond Fund	Sean T. Rhoderick, CFA	10	Managing Director and Chief Investment Officer of Taxable Fixed-income
	Mark A. Lozina, CFA	17	Senior Portfolio Manager
	Richard Mears, CFA	2	Portfolio Manager
Federated Ultrashort Bond Fund	Randall S. Bauer, CFA	21	Senior Portfolio Manager
	Nicholas S. Tripodes, CFA	2	Portfolio Manager

Federated Total Return Bond Fund

Donald T. Ellenberger. Donald Ellenberger, Senior Portfolio Manager, has been the Fund’s portfolio manager since March of 2013. Mr. Ellenberger is a Senior Portfolio Manager, Head of Multi-Sector Strategies Group and Chairman of the Yield Curve Committee. He is responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with Federated since 1996; has worked in investment management since 1987; has managed investment portfolios since 1987. Education: B.A., the Pennsylvania State University; M.B.A., Stanford University.

Jerome D. Conner. Jerome D. Conner, CFA, Portfolio Manager, has been the Fund’s portfolio manager since January of 2018. Mr. Conner is responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with Federated since 2002; has worked in investment management since 1995; has managed investment portfolios since 2010. Education: B.S., U.S. Naval Academy; M.S., Boston University.

R. J. Gallo. R. J. Gallo, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since January of 2018. Mr. Gallo is a Senior Portfolio Manager, Head of the Municipal Bond Investment Group and Chairman of Duration Management Committee. He is responsible for providing research and advice on the interest rate risk elements and security selection in the portfolio. He has been with Federated since 2000; has worked in investment management since 1996; has managed investment portfolios since 2002. Education: B.A., University of Michigan; M.P.A., Princeton University.

Federated Ultrashort Bond Fund

Randall S. Bauer. Randall S. Bauer, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since October of 1998. Mr. Bauer is a Senior Portfolio Manager and Head of the Low Duration/Structured Products Group. He is responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with Federated since 1989; has worked in investment management since 1989; has managed investment portfolios since 1991. Education: B.A., University of Pennsylvania; M.B.A., The Pennsylvania State University.

Nicholas S. Tripodes. Nicholas S. Tripodes, CFA, has been the Fund’s portfolio manager since November of 2017. Mr. Tripodes is responsible for providing research and advice on sector allocation and security selection. He has been with Federated since 1993; has worked in investment management since 2002; has managed investment portfolios since 2013. Education: B.S., Carnegie Mellon University; M.B.A., University of Pittsburgh.

FINANCIAL HIGHLIGHTS

The Financial Highlights for the PNC Funds and the Federated Funds are included as Annex F to this Prospectus/Proxy Statement. The Financial Highlights will help understand each Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

The fiscal year end of the PNC Funds is May 31. The financial highlights for the fiscal years ended May 31, 2019 for the PNC Funds have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the PNC Fund’s audited financial statements, is included in each PNC Fund’s Annual Report.

The fiscal year ends and independent registered public accounting firms for each of the Federated Funds are set forth below. Each independent registered public accounting firm’s reports, along with each Federated Fund’s audited financial statements, are included in each Federated Fund’s Annual Report. The financial highlights for any semi-annual period of the Federated Funds, if applicable, are unaudited.

Federated Fund	Fiscal Year End	Auditor
Federated Government Obligations Fund	July 31	KPMG LLP
Federated U.S. Treasury Cash Reserves	April 30	Ernst & Young LLP
Federated Treasury Obligations Fund	July 31	KPMG LLP
Federated Total Return Bond Fund	November 30	Ernst & Young LLP
Federated Ultrashort Bond Fund	September 30	KPMG LLP

INVESTMENT ADVISER

PNC Funds

PNC Capital Advisors, LLC (the “PNC Funds Adviser”) is the investment adviser to the PNC Funds and is located at One East Pratt Street, 5th Floor, Baltimore, MD 21202. As of June 30, 2019, the Adviser had approximately $54.3 billion in assets under management. The PNC Funds Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. The PNC Funds Board supervises the PNC Funds Adviser and establishes policies that the PNC Funds Adviser must follow in its management activities. The PNC Funds Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for managing the Funds or making investment recommendations to the team.

Federated Funds

Federated Investment Management Company (the “Federated Funds Adviser”) is the investment adviser for the Federated Funds, which manages each respective Federated Fund’s assets, including buying and selling portfolio securities. In addition, Federated Advisory Services Company (FASC), an affiliate of Federated Investment Management Company, provides certain support services to the Federated Funds. The fee for FASC’s services is paid by Federated Investment Management Company and not by the Federated Funds. The address of Federated Investment Management Company and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Federated Funds Adviser and other subsidiaries of Federated collectively advise approximately 130 equity, fixed-income and money market mutual funds (including sub-advised funds) as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $502.2 billion in assets as of June 30, 2019.

Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,900 employees. Federated provides investment products to approximately 10,000 investment professionals and institutions.

INVESTMENT ADVISORY FEES AND OTHER FEES/EXPENSES

The PNC Funds and the Federated Funds pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment adviser or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary – Comparative Fee Tables” in this Prospectus/Proxy Statement.

Investment Advisory Fees

PNC Funds - Federated Funds

The PNC Funds and the Federated Funds pay PNC Capital Advisors, LLC and Federated Investment Management Company, respectively, management fees as follows:

PNC Fund	Advisory Fee	Federated Fund	Advisory Fee
PNC Government Money Market Fund	0.15%	Federated Government Obligations Fund	0.20%
PNC Treasury Money Market Fund	0.15%	Federated U.S. Treasury Cash Reserves	0.20%
PNC Treasury Plus Money Market Fund	0.15%	Federated Treasury Obligations Fund	0.20%
PNC Total Return Advantage Fund	0.30%	Federated Total Return Bond Fund	0.30%
PNC Ultra Short Bond Fund	0.20%	Federated Ultrashort Bond Fund	0.30%

With respect to the PNC Total Return Advantage Fund and the PNC Ultrashort Bond Fund, the PNC Funds Adviser has contractually agreed to certain expense limitations as described in the corresponding footnotes to the “Annual Fund Operating Expenses” table found in the “Fund Fees and Expenses” section of each applicable PNC Fund’s Prospectus.

The Federated Funds Adviser and certain of their affiliates have also agreed to certain “Fee Limits” as described in the corresponding footnotes to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of each Federated Fund’s Prospectus.

A discussion regarding the basis for each Fund’s Board of Trustees approving any investment advisory contract of the Fund is available in the Fund’s annual or semi-annual report to shareholders, as applicable.

Rule 12b-1 Plan

PNC Funds

PNC Fund	A*	Advisor	I	Institutional	Service
PNC Government Money Market Fund	0.00%	None	None	N/A	N/A
PNC Treasury Money Market Fund	0.00%	N/A	None	N/A	N/A
PNC Treasury Plus Money Market Fund	N/A	None	N/A	None	None
PNC Total Return Advantage Fund	0.01%	N/A	None	N/A	N/A
PNC Ultra Short Bond Fund	0.01%	N/A	None	N/A	N/A

Each PNC Fund has adopted separate distribution plans with respect to Class A, pursuant to Rule 12b-1 under the 1940 Act, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund’s assets continuously, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.

*Each PNC Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. The PNC Fund Board has approved a contractual commitment whereby actual distribution fees for Class A Shares are limited to no more than (i) 0.00% with respect to PNC Government Money Market Fund, PNC Treasury Money Market Fund and PNC Treasury Plus Money Market Fund; and (ii) 0.01% with respect to PNC Total Return Advantage Fund and PNC Ultra Short Bond Fund. This commitment continues through September 28, 2019, at which time the PNC Fund Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Fund Board at any time.

Federated Funds

Federated Fund	Capital	IS	Select	Service
Federated Government Obligations Fund	None	N/A	None	None
Federated U.S. Treasury Cash Reserves	N/A	None	N/A	0.00%
Federated Treasury Obligations Fund	None	None	N/A	None
Federated Total Return Bond Fund	N/A	None	N/A	0.25%
Federated Ultrashort Bond Fund	N/A	None	N/A	N/A

Federated U.S. Treasury Cash Reserves has adopted a Rule 12b-1 Plan for its Service class pursuant to which the Service class of the Fund may incur or charge a distribution (12b-1) fee of up to a maximum amount of 0.25%. No such fee is currently incurred or charged by the Service class of the Fund. The Service class of the Fund will not incur or charge such a distribution (12b-1) fee until such time as approved by the Federated Funds Board.

The Board of Directors of Federated Total Return Bond Fund has adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.25% for Service class of average net assets to Federated Securities Corp. (the “Distributor”) for the sale, distribution, administration and customer servicing of the Fund’s shares. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. Federated and its subsidiaries may benefit or sustain losses from such arrangements. Because these shares pay marketing fees on an ongoing basis, an investor’s costs may be higher over time than other shares with different sales charges and marketing fees.

Administrative Fees

PNC Funds

The Reorganizing Funds Trust has entered into a Co-Administration and Accounting Services Agreement dated June 30, 2010, as amended from time to time (the “Co-Administration Agreement”) with the Co-Administrators, pursuant to which BNY Mellon and the PNC Funds Adviser have agreed to serve as Co-Administrators to the Reorganizing Funds Trust. The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Reorganizing Funds Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Reorganizing Funds Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from intentional misconduct, bad faith or negligence on the part of the Co-Administrators in the performance of their duties.

The Co-Administration Agreement also provides that it creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator. BNY Mellon is a wholly owned subsidiary of The Bank of New York Mellon Corporation. The PNC Funds Adviser is an indirect wholly owned subsidiary of PNC. Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to each PNC Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of each PNC Fund. BNY Mellon also receives other transaction-based charges and is reimbursed for out of pocket expenses.

PNC Fund	Co-Administrative Fee During Fiscal Year 2019[1]
PNC Government Money Market Fund	$3,367,345
PNC Treasury Money Market Fund	$670,118
PNC Treasury Plus Money Market Fund	$245,531
PNC Total Return Advantage Fund	$89,987
PNC Ultra Short Bond Fund	$182,607
[1]	The fees in this chart are net of the PNC Funds Adviser’s administrative fee waivers.

Federated Funds

Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services (“Administrative Services”), necessary for the operation of the Federated Funds. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Federated Funds. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Federated Funds.

Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion

Federated Fund	Administrative Fee During Fiscal Year 2018, Unless Otherwise Noted Below
Federated Government Obligations Fund	$56,305,018
Federated U.S. Treasury Cash Reserves	$15,163,200*
Federated Treasury Obligations Fund	$28,225,564
Federated Total Return Bond Fund	$6,226,813
Federated Ultrashort Bond Fund	$2,566,708
*Reflects information as of Fiscal Year End 2019.

Service Fees

PNC Funds

PNC Fund	A	Advisor	I	Institutional	Service
PNC Government Money Market Fund	0.25%	0.10%	None	N/A	N/A
PNC Treasury Money Market Fund	0.25%	N/A	None	N/A	N/A
PNC Treasury Plus Money Market Fund	N/A	0.10%	N/A	None	0.25%
PNC Total Return Advantage Fund	0.25%	N/A	None	N/A	N/A
PNC Ultra Short Bond Fund	0.25%	N/A	None	N/A	N/A

Each PNC Fund also has adopted a shareholder services plan that permits the PNC Fund to use its assets to pay for services provided by financial intermediaries or institutions to their customers who hold Class A, Advisor Class, Institutional Class or Service Class Shares of a PNC Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each PNC Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A Shares, up to 0.10% of the average daily net assets attributable to Advisor Class, Institutional Class and Service Class Shares for these shareholder services. When an investor buys Class A Shares, financial intermediaries providing such services begin to receive the shareholder services fee immediately and are paid the shareholder services fees for as long as an investor holds shares.

PNC Government Money Market Fund, PNC Treasury Money Market Fund and PNC Treasury Plus Money Market Fund suspended payment of shareholder service fees from January 1, 2010 to December 2017. On December 15, 2017, those suspensions were lifted, and Class A, Service Class, and Advisor Class Shares became subject to shareholder servicing fees of up to 0.10%. On June 20, 2018, Class A and Service Class Shares became subject to shareholder servicing fees of up to 0.15%. As of September 28, 2018, Class A and Service Shares became subject to shareholder servicing fees of up to 0.20%This suspension is voluntary and may be lifted at any time without prior notice. Fees applicable to a class of shares under a distribution plan or shareholder services plan are borne by all shareholders of the class, including shareholders who purchased their shares directly from the PNC Fund’s Underwriter and without the assistance of a financial intermediary.

Federated Funds

Federated Fund	Capital	IS	Select	Service
Federated Government Obligations Fund	0.15%	0.25%[1]	0.25%[2]	0.25%
Federated U.S. Treasury Cash Reserves	N/A	0.25%[3]	N/A	0.25%
Federated Treasury Obligations Fund	0.10%	0.25%[3]	N/A	0.25%
Federated Total Return Bond Fund	N/A	None	N/A	0.25%
Federated Ultrashort Bond Fund	N/A	0.25%[3]	N/A	N/A

1 Federated Government Obligations Fund may incur or charge certain service fees (shareholder services/account administration fees) on its Institutional class of up to a maximum of 0.25%. The IS class of Federated Government Obligations Fund has no present intention of paying, accruing or incurring more than 0.05% of any such Service Fees until such time as approved by the Fund’s Board of Trustees.

2 Federated Government Obligations Fund may incur or charge certain service fees (shareholder services/account administration fees) on its Select class of up to a maximum of 0.25%. The Fund will incur or charge up to 0.02% of such Fees for the Select class of the Fund. The Select class of the Fund will not incur or charge such Fees to exceed 0.02% until such time as approved by the Federated Funds Board. The Federated Funds may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (“FSSC”), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

3 The IS class of Federated U.S. Treasury Cash Reserves, Federated Treasury Obligations Fund and Federated Ultrashort Bond Fund have no present intention of paying, accruing or incurring any such Service Fees until such time as approved by the Fund’s Board of Trustees.

Account Administration Fees (Federated Funds only)

The Federated Funds may pay Account Administration Fees of up to 0.25% of average net assets to financial intermediaries or to FSSC for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

The IS class of Federated Government Obligations Fund and Federated Ultrashort Bond Fund have no present intention of paying, accruing or incurring more than 0.05% of any such Account Administration Fees until such time as approved by the Fund’s Board of Trustees. The IS class of Federated U.S. Treasury Cash Reserves and Federated Treasury Obligations Fund have no present intention of paying, accruing or incurring any such Service Fees until such time as approved by the Fund’s Board of Trustees.

The Select class of Federated Government Obligations Fund has no present intention of paying, accruing or incurring more than 0.02% of any such Account Administration Fees until such time as approved by the Fund’s Board of Trustees.

Federated Total Return Bond Fund is not subject to the Account Administration Fees.

Recordkeeping Fees (Federated Funds only)

The Federated Funds may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees (Federated Funds only)

The Federated Funds may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Additional Payments to Financial Intermediaries

PNC Funds

The PNC Funds Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The PNC Funds Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries (including financial intermediaries that are affiliates of the PNC Funds Adviser) for shareholder or administrative services in connection with investments in the PNC Funds. These fees are in addition to any fees that may be paid by the PNC Funds for these types of services or other services, including 12b-1 fees. The PNC Funds Adviser and its affiliates also participate in certain arrangements whereby the PNC Funds Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the PNC Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of PNC Fund shares. In addition, the PNC Funds Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the PNC Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the PNC Funds nor the amount that a PNC Fund receives to invest on behalf of the investor. The PNC Funds Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a PNC Fund. Please see the Statement of Additional Information of the PNC Funds for more information on these payments and the programs described above.

The PNC Funds Adviser will monitor each PNC Fund’s asset size and, subject to approval by the PNC Funds Board, may decide to close a PNC Fund at any time to new investments or new accounts if the PNC Funds Adviser believes that an increase in the asset size of a PNC Fund may adversely affect the implementation of the PNC Fund’s strategies. If a PNC Fund is closed, the PNC Fund may continue to accept additional investments from existing shareholders.

Federated Funds

The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to the Federated Funds shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Federated Funds to an investor. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Federated Funds Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Federated Funds’ Prospectuses and described above because they are not paid by the Federated Funds.

These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Federated Fund’s and/or other Federated Funds’ relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Federated Funds to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Federated Funds and/or other Federated Funds, within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. An investor can ask their financial intermediary for information about any payments it receives from the Distributor or the Federated Funds and any services provided, as well as about fees and/or commissions it charges.

PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

The transfer agent and dividend disbursing agent for the Federated Funds is State Street Bank and Trust Company (“State Street Bank”). Services provided by State Street Bank include the issuance, cancellation and transfer of the Federated Funds’ shares, and the maintenance of records regarding the ownership of such shares.

The Bank of New York Mellon (“BNY Mellon”) provides transfer agency and dividend disbursing agent services for the PNC Funds pursuant to a Transfer Agency and Service Agreement dated June 30, 2010, as amended from time to time. As part of these services, BNY Mellon maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes each PNC Fund’s cash distributions to shareholders.

In connection with the Reorganizations, any minimum investment amounts applicable to initial investments in the Federated Funds shall be waived with respect to the PNC Funds shareholders initial receipt of Federated Funds shares as part of the Reorganization.

Purchases

Shares of the PNC Total Return Advantage Fund, PNC Ultra Short Bond Fund and the Federated Funds may be purchased any day that the New York Stock Exchange (“NYSE”) is open. Shares of PNC Government Money Market Fund, PNC Treasury Money Market Fund and PNC Treasury Plus Money Market Fund may be purchased on any day when the U.S. bond markets and the Federal Reserve are open. SIFMA publishes a recommended holiday schedule each year for the U.S. bond markets. The U.S. bond markets and PNC Government Money Market Fund, PNC Treasury Money Market Fund and PNC Treasury Plus Money Market Fund are generally closed on those scheduled holidays. Accordingly, you cannot generally purchase or redeem shares of PNC Government Money Market Fund, PNC Treasury Money Market Fund and PNC Treasury Plus Money Market Fund on those days. Shares cannot be purchased by wire transactions on days when the Federal Reserve banks are closed.

When a Fund receives a transaction request in proper form (as described in each Fund’s Prospectus), it is processed at the next calculated NAV of a share. Each of the Federated Total Return Bond Fund’s and Federated Ultrashort Bond Fund’s and the PNC Total Return Advantage Fund’s and the PNC Ultra Short Bond Fund’s NAVs is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. Each Fund calculates the NAV by valuing the assets allocated to the share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of shares of the class outstanding.

An investor can purchase, redeem or exchange shares of the Federated money market funds any day the NYSE is open (a “Regular Business Day”). An investor may also be able to purchase and redeem (but not exchange) Federated money market fund shares on certain days that the NYSE is closed on an unscheduled basis due to unforeseen or emergency circumstances, if the Federated Funds Board determines to allow applicable Fund Share transactions on such days (a “Special Trading Day”). If the applicable Federated Fund declares a Special Trading Day, information regarding shareholder trading activities for the Special Trading Day (such as when NAV, and entitlement to that day’s dividend, will be determined) will be available by calling the applicable Federated Fund at 1-800-341-7400 and will be posted on Federated’s website at FederatedInvestors.com. The information set forth in this Prospectus/Proxy Statement regarding times relevant to NAV determination and dividend entitlement for the Federated money market funds applies only to Regular Business Days.

When a PNC money market fund receives a transaction request in proper form, it is processed at the next determined NAV. For the PNC money market funds, NAV is generally determined in accordance with the following table:

PNC Money Market Fund	Time of NAV Calculation/Deadline for processing at the NAV calculated that day	Deadline for Submission of Orders for Dividends to Begin Accruing on the Same Business Day
PNC Government Money Market Fund	Normally 5:00 p.m. Eastern time[1]	Normally 5:00 p.m. Eastern time[1,2]
PNC Treasury Money Market Fund	Normally 4:00 p.m. Eastern time[1]	Normally 1:30 p.m. Eastern time[1,2]
PNC Treasury Plus Money Market Fund	Normally 4:00 p.m. Eastern time[1]	Normally 1:30 p.m. Eastern time[1,2]

1 On days when SIFMA recommends a scheduled early close for the U.S. bond markets, the PNC Money Market Funds typically calculate their NAVs as of that earlier time (the “early closing time”) and set their deadline for the submission of orders for processing at the NAV calculated that day to the early closing time. The deadline for submission of orders for dividends to begin accruing on the same Business Day on such days is the time in the following list that next precedes the early closing time by at least 45 minutes: 9:45 a.m.; 11:45 a.m.; 1:30 p.m.; or 4:00 p.m. (all times Eastern time).

2 Your order must be communicated by you or your financial intermediary to the PNC Money Market Fund’s transfer agent by this time, and the payment for your order must be received by the Fund’s transfer agent before the deadline shown above or, in the Fund’s discretion, by the close of the Federal Reserve wire transfer system on the day your order is placed, for you to begin accruing dividends the same Business Day. These times are subject to change without notice.

When a Federated money market fund receives a transaction request in proper form, it is processed at the next determined NAV. For the Federated money market funds, NAV is generally determined in accordance with the following table:

Federated Money Market Fund	NAV Determination Times
Federated Government Obligations Fund and Federated Treasury Obligations Fund

8:00 a.m., 9:00 a.m., 10:00 a.m., 11:00 a.m., 12:00 p.m., 1:00 p.m., 2:00 p.m., 3:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time each the NYSE is open.

On the day after Thanksgiving and Christmas Eve (when Christmas Eve falls on a weekday), the last NAV will be determined at 3:00 p.m. Eastern time.

Federated U.S. Treasury Cash Reserves	8:00 a.m., 9:00 a.m., 10:00 a.m., 11:00 a.m., 12:00 p.m., 1:00 p.m., 2:00 p.m., 3:00 p.m. and as of the end of regular trading on the NYSE (normally 4:00 p.m.) Eastern time each the NYSE is open.

Purchases of a Federated Funds’ shares may be made through a financial intermediary, directly from the Federated Funds by wire and by check or through an exchange from the same share class of another Federated Fund (for exchanges, an investor must meet the minimum initial investment requirements for purchasing shares and both accounts must have identical registrations). An institution may establish an account and place an order by calling a Federated Fund and the shares will be priced at the next calculated NAV after the Federated Fund receives the order. Similarly, shareholders may purchase shares of the PNC Funds through an investment professional, financial institutions or financial intermediaries.

The PNC Funds offer a Planned Investment Program (“PIP”) and the Federated Funds offer a Systematic Investment Program (“SIP”).

For the Federated Funds to use the SIP, an investor needs to complete the SIP section of the new account form or contact the Federated Fund or the investor’s financial intermediary. Once an investor has opened an account, purchases of additional shares may be made automatically on a regular basis using the SIP. The minimum investment amount for SIPs is $50. Once an investor has opened an account, purchases of additional shares also may be made through a financial institution that is an ACH member (the purchase option can be established by completing the appropriate section of the new account form).

Likewise, for the PNC Funds, with a $100 minimum initial investment, an investor may purchase Class A Shares automatically through regular deductions from your regular checking or savings bank account in amounts of at least $100 per month per account. Prior to September 28, 2017, PIPs were subject to initial and subsequent investment minimums of $50. PIP accounts established prior to that date will continue to be subject to the lower investment minimums. An investor may arrange for participation in this program when a new account is established.

For existing accounts, with current bank account information on your account, participation in the program can be arranged via the Internet or by calling 1-800-622-FUND (3863). For existing accounts, without bank account information, participation can be arranged by completing an Account Maintenance Form with banking information. This form must include a signature guarantee by a bank or other financial institution.

Each of the Funds reserves the right to reject any request to purchase or exchange shares.

Minimum initial and subsequent investment amounts for the Federated Funds:

Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
Capital	$500,000	N/A
IS	$500,000: Federated Government Obligations Fund; Federated U.S. Treasury Cash Reserves; Federated Treasury Obligations Fund $1,000,000: Federated Total Return Bond Fund; Federated Ultrashort Bond Fund	N/A
Select	$1,000,000	N/A
Service

$500,000: Federated Government Obligations Fund, Federated U.S. Treasury Cash Reserves; Federated Treasury Obligations Fund

$1,000,000: Federated Total Return Bond Fund, Federated Ultrashort Bond Fund)

		N/A

With respect to Federated U.S. Treasury Cash Reserves, Federated Total Return Bond Fund and Federated Ultrashort Bond Fund, there is no minimum initial or subsequent amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Federated Fund’s policy on “Accounts with Low Balances” as discussed in each Federated Fund’s Prospectus. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Federated Fund. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Federated Fund. Keep in mind that financial intermediaries may charge fees for their services in connection with share transactions.

Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below:

Fund	Class	Account Amount
Federated Government Obligations Fund; Federated U.S. Treasury Cash Reserves; Federated Treasury Obligations Fund	Capital	$500,000
	IS	$500,000
	Service	$500,000
	Select	$1,000,000
Federated Total Return Bond Fund; Federated Ultrashort Bond Fund	Class	Account Amount
	Service	$25,000
	IS	$25,000

Before an account is closed, an investor will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

Minimum initial and subsequent investment amounts for the PNC Funds:

Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
A	$1,000	$100
Advisor	N/A	N/A
I	N/A	N/A
Institutional	N/A1	N/A
Service	$1,000	$100

1 Institutional Shares may be purchased through the trust departments of financial institutions, or broker-dealers, or other financial institutions which have entered into a selling agreement with PNC Funds Distributor, LLC (the “Underwriter”) to place trades for institutional accounts, broker products or similar products. In order to purchase Institutional Shares through one of these entities, you must have an account with the entity. The account will be governed by its own rules and regulations that may be more stringent than the rules and regulations governing a direct investment in the PNC Fund. The entity also may charge transaction fees. You should consult your account documents for full details. Your shares in the PNC Fund may be held in an omnibus account in the name of that institution.

Institutional Shares may be purchased directly by institutional investors including corporate investors, pension, retirement and profit sharing plans and foundations, and any organization authorized to act in a fiduciary, advisory, custodial, or agency capacity. Employees, directors, officers and retirees of the Reorganizing Funds Trust, investment companies sponsored or advised by PNC Funds Adviser or its affiliates, The PNC Financial Services Group, Inc. or any of its affiliates, the PNC Fund’s co-administrators, Underwriter, or any investment sub-adviser to the PNC Fund and their immediate families (spouse, parents, siblings, children, and grandchildren) may purchase Institutional Shares subject to a $1,000 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program (“PIP”). In addition to the $1,000 minimum initial investment, PIPs are subject to a $100 monthly minimum investment. Prior to September 28, 2017, PIPs were subject to initial and subsequent investment minimums of $50. PIP accounts established prior to that date will continue to be subject to the lower investment minimums.

There is no minimum initial or subsequent amount required for employer-sponsored retirement plans; however, such accounts remain subject to the PNC Fund’s policy on “Accounts with Low Balances” as discussed in each PNC Fund’s Prospectus. If an account balance drops below $1,000, an investor may be required to redeem shares. But, the PNC Funds will give an investor or the investor’s financial intermediary at least 60 days’ written notice to give the investor time to add to the account and avoid the sale of shares. The PNC Funds reserve the right to redeem a shareholder’s investment in a Fund without notice and send the proceeds to the shareholder’s last address or account on record or the shareholder’s financial intermediary. The Fund may do so if the shareholder’s account no longer satisfies eligibility or minimum investment requirements established by the Fund or for other reasons the Fund determines are appropriate.

Redemptions, Exchanges, and Conversions

The PNC Funds’ shareholders may redeem shares of the PNC Funds at its NAV next determined after the PNC Funds receive a redemption request in good order, less any applicable deferred sales charge. For applicable strike times, see the discussion of the calculation of NAV above in Procedures for Purchasing, Redeeming and Exchange Shares - Purchases. The PNC Funds also offer redemptions by systematic withdrawal program with an account balance of at least $1,000. Under the plan an investor may arrange periodic automatic withdrawals of at least $100 from any PNC Fund. The proceeds of each withdrawal will be mailed by check or, if an investor has a checking or savings account with a bank, electronically transferred to that account.

Shares of the Federated Funds may be redeemed or exchanged any day the NYSE is open. For applicable strike times, see the discussion of the calculation of NAV above in Procedures for Purchasing, Redeeming and Exchange Shares - Purchases. Redemptions and exchanges of the Federated Fund may be made through a financial intermediary or directly from the Federated Fund by telephone or by mailing a written request. Shares also may be redeemed or exchanged in a minimum amount of $50 on a regular basis using a systematic withdrawal/exchange program (to use the systematic withdrawal/ exchange program, an investor must complete the appropriate section of the new account form or an account service options form or contact the investor’s financial intermediary or the Federated Fund). An investor’s account value must meet the minimum initial investment amount at the time the systematic withdrawal/exchange program is established. Shares of the Federated Fund may be redeemed for cash or exchanged for shares of the same class of other Federated Funds on days on which the Federated Fund computes its NAV.

Shares of the Federated Funds have an exchange privilege that allows shareholders to exchange their shares for any Federated Fund or share class that does not have a stated sales charge or contingent deferred sales charge. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Federated Funds may modify or terminate the exchange privilege at any time. Likewise, the PNC Funds have an exchange privilege that allows shareholders to exchange their shares for a PNC Fund for the same class of Shares of any other PNC Fund offering such Shares. Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of the Funds may be obtained by calling, the Federated Funds at 1-800-341-7400 or the PNC Funds at 1-800-622-3863.

A shareholder in the Federated Fund’s Shares may convert their Shares at net asset value to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable. Such conversion of classes should not result in a realization event for tax purposes.

The PNC Funds have established relationships with certain financial intermediaries or investment programs, clients, or participants of which may be eligible to purchase Class I Shares of the Funds. PNC Funds may permit existing PNC Funds Class A shareholders who have transferred their shares to an account with such an intermediary or to such an investment program to convert those transferred Class A Shares to Class I Shares of the same Fund. The Funds have arrangements with certain intermediaries that permit certain Class A shareholder clients of those intermediaries to have their shares converted to Class I Shares if the intermediary, shareholder or relevant investment plan or program meets certain eligibility criteria. In such situations, any applicable contingent deferred sales charge that would typically be incurred on a conversion may be waived. Contact a financial consultant, financial intermediary, or institution for more information. In the event that an investor no longer meets the eligibility requirements as an investor in a particular share class of a Fund, PNC Funds reserves the right to convert the shares in the investor’s account to another share class of the same Fund, as appropriate. PNC Funds will notify the investor in writing before any conversion occurs.

DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES

Dividends and Distributions

	Declaration Frequency	Payment Frequency
PNC Government Money Market Fund (Reorganizing Fund)	Daily	Monthly
Federated Government Obligations Fund (Surviving Fund)	Daily	Monthly
PNC Treasury Money Market Fund (Reorganizing Fund)	Daily	Monthly
Federated U.S. Treasury Cash Reserves (Surviving Fund)	Daily	Monthly
PNC Treasury Plus Money Market Fund (Reorganizing Fund)	Daily	Monthly
Federated Treasury Obligations Fund (Surviving Fund)	Daily	Monthly
PNC Total Return Advantage Fund (Reorganizing Fund)	Monthly	Monthly
Federated Total Return Bond Fund (Surviving Fund)	Monthly	Monthly
PNC Ultra Short Bond Fund (Reorganizing Fund)	Daily	Monthly
Federated Ultrashort Bond Fund (Surviving Fund)	Daily	Monthly

Federated Fund shareholders who purchase shares by wire begin earning dividends on the day the wire is received. If an investor purchases shares by check, the investor begins earning dividends on the business day after the Federated Fund receives the check. In either case, an investor earns dividends through the day the redemption request is received.

Dividends are paid to all shareholders invested in a Federated Fund on the record date. The record date is the date on which a shareholder must officially own shares to earn a dividend.

In addition, the Federated Funds pay any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements.

Each PNC Fund makes distributions of its net realized capital gains, if any, at least annually. If an investor owns a PNC Fund’s shares on a Fund’s record date, the investor will be entitled to receive the distribution.

The Federated Funds’ dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless an investor elects cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated Fund of which the investor is already a shareholder.

If an investor has elected to receive Federated Fund dividends and/or capital gain distributions in cash, and the investor’s check is returned by the postal or other delivery service as “undeliverable,” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

With respect to the PNC Funds, an investor will receive dividends and distributions in the form of additional Fund shares unless the investor elects to receive payment in cash. To elect cash payment, the investor must notify the PNC Funds transfer agent in writing prior to the date of the distribution. The election will be effective for dividends and distributions paid after the PNC Funds receive written notice. To cancel an election, send the PNC Funds transfer agent written notice prior to the date of the distribution.

Under the federal securities laws, each of the Federated Funds and the PNC Funds is required to provide a notice to shareholders regarding the source of distributions made by the applicable Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the applicable Fund’s distributions, if applicable, is available via the link to the applicable Fund and share class name at www.Federatedinvestors.com/FundInformation or at www.pncfunds.com.

Tax Information

Each Fund’s distributions of dividends and capital gains are taxable to an investor whether paid in cash or reinvested in the Funds. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to an investor as ordinary income. Distributions of net long-term capital gains are taxable to an investor as long-term capital gains regardless of how long the investor has owned shares.

Frequent Trading Policies

PNC Funds

The Board has adopted policies and procedures that impose limits on purchases, exchanges, and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund’s market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. Funds that operate as money market funds generally do not seek to detect short-term trading, but reserve the right to do so when the Board deems appropriate.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple investors, are a common form of holding shares among retirement and college saving plans and financial intermediaries such as brokers, advisers, and third-party administrators. Omnibus accounts aggregate purchase or redemption and exchange requests on a daily basis and the identity of individual investors may not be known to the Fund. With respect to suspected market timing by investors who acquire shares through omnibus accounts, different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund’s portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds’ portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated (“time-zone arbitrage”). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

General Trading Limits: Fund shareholders are limited to no more than one “round trip” transaction during a 60-day period. A round trip occurs when a shareholder purchases or exchanges-in shares and then subsequently sells or exchanges-out shares within a short period of time of the original purchase or exchange-in date. A Fund may restrict or refuse purchase and exchange orders into the Fund if a shareholder has made two or more round trips during a 60-day period. PNC Funds reserves the right to notify shareholders who violate PNC Funds’ general trading limits as such violations may constitute market timing activities. If a shareholder continues such deemed market timing activities after being notified, the account may be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

•	Reject a purchase or exchange order
•	Delay payment of immediate cash redemption proceeds for up to seven calendar days
•	Revoke a shareholder’s privilege to purchase Fund shares (including exchanges or “round trips”)
•	Limit the amount of any exchange
•	Close an account

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. An investor will be provided 60 days’ written notice before any material change to the exchange privilege is made.

Federated Government Obligations Fund, Federated U.S. Treasury Cash Reserves, Federated Treasury Obligations Fund

Given the short-term nature of the Fund’s investments and its use of the amortized cost method for calculating the NAV of Fund Shares, the Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because the Fund is intended to be used as a liquid short-term investment, the Fund’s Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund’s Shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund Shares can have adverse effects on the management of the Fund’s portfolio and its performance.

Federated Total Return Bond Fund

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily prohibit the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods, the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund monitors frequent trading activity in an effort to identify disruptive trading activity using different criteria than the criteria used by other Federated funds. This alternative monitoring policy is not expected to have materially adverse consequences for the Fund or its Shareholders. However, because the Fund employs alternative monitoring criteria, it is possible that at any time the Fund or its Shareholders may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund holds in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. The Fund periodically reviews the monitoring criteria and may seek to adjust the criteria if it believes doing so will assist in its goal to identify disruptive trading activity.

The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows and other activity that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

Other funds in the Federated family of funds may impose different monitoring policies or in some cases, may not monitor for frequent or short-term trading. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated funds or their shareholders. If an investor plans to exchange fund shares for shares of another Federated fund, the investor should read the prospectus of that other Federated fund for more information.

The Fund may invest in affiliated investment companies whose boards have determined not to adopt frequent trading policies. The Fund therefore may be exposed to any adverse consequences of any frequent or short-term trading in such funds, to the extent of the Fund’s investment therein.

Federated Ultrashort Bond Fund

The Fund is intended as a liquid, short-term investment and generally permits frequent or short-term trading into and out of the Fund. Given the short-term nature of a majority of the Fund’s investments, under normal market conditions the Fund does not expect that such trading will have material adverse consequences for the Fund or its shareholders. For these reasons, the Fund’s Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund’s Shares. It is possible, however, that under certain market conditions, such frequent or short-term trading or certain sized trades or other trading practices could have material adverse consequences for the Fund or its shareholders, particularly long-term shareholders. The Fund at all times reserves the right to refuse any purchase or exchange request for any reason.

Portfolio Holdings Disclosure Policies

PNC Government Money Market Fund, PNC Treasury Money Market Fund, PNC Treasury Plus Month Market Fund:

Each Money Market Fund publishes on the Funds’ website (pncfunds.com) and files with the SEC its complete portfolio holdings monthly. The publication and filing is subject to a five-business day lag and will provide portfolio holdings as of the last business day of the previous month. Additionally, the Funds are required to file a monthly portfolio holdings report with the SEC on Form N-MFP and a semi-annual report on Form N-CSR. For more information on the Funds’ policies and procedures with respect to the disclosure of portfolio securities, see the Statement of Additional Information, which is available, free of charge, on the Funds’ website (pncfunds.com).

PNC Total Return Advantage Fund, PNC Ultra Short Bond Fund

Each Fund publishes on the Funds’ website (pncfunds.com) its complete portfolio holdings as of the end of each calendar quarter. In addition, each Fund publishes on the Funds’ website portfolio holdings information as of each calendar month-end. Portfolio holdings information is typically posted within 15 days after the end of each calendar quarter or month, as applicable. Certain Funds disclose monthly portfolio holdings as of one month prior to the most recent month end. This information will be available on the Funds’ website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. After April 30, 2019, the information will be available on the Funds’ website until the date on which a Fund files its next monthly portfolio holdings report with the SEC on Form N-PORT. For more information on the Funds’ policies and procedures with respect to the disclosure of portfolio securities, see the Funds’ Statement of Additional Information, which is available, free of charge, on the Funds’ website (http://pncfunds.com/resources/prospectus_reports/default.fs).

Federated Government Obligations Fund, Federated U.S. Treasury Cash Reserves, Federated Treasury Obligations Fund

Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at

www.FederatedInvestors.com. Such information is posted on the website five business days after both mid-month and month-end then remains posted on the website for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top 10 credit/obligor exposures, weighted average maturity and weighted average life of the Fund’s portfolio and percentage breakdowns of the portfolio by credit quality tier, effective maturity range and type of security. The Fund’s WAM and WAL, Shadow NAV (market-based value of the Fund’s portfolio),Weekly Liquid Assets and Daily Flows are posted every business day and remain posted on the website for six months thereafter.

An investor may also access portfolio information via the link to the Fund and share class name at www.FederatedInvestors.com. The Fund’s Annual and Semi-Annual Shareholder Reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings as of the close of each month on

“Form N-MFP.” Form N-MFP is available on the SEC’s website at www.sec.gov. An investor may access Form N-MFP via the link to the Fund and share class name at www.FederatedInvestors.com.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

Federated Total Return Bond Fund, Federated Ultrashort Bond Fund

Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top 10 holdings and percentage breakdowns of the portfolio by sector and credit quality.

An investor may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at www.FederatedInvestors.com. The Fund’s Annual and Semi-Annual Shareholder Reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. An investor may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

INFORMATION ABOUT THE REORGANIZATIONS

DESCRIPTION OF THE AGREEMENTS AND PLANS OF REORGANIZATION

The Plans provide for the respective Reorganizations to occur on the Closing Date, which is expected to be on or about November 15, 2019. On the Closing Date, all or substantially all of the assets of each PNC Fund (other than certain deferred or prepaid expenses shown as an asset on the books of the PNC Fund on the Closing Date, to the extent that they do not have continuing value to the Federated Fund, which deferred or prepaid expenses (if any) will not be acquired, and amounts reserved for payment of the PNC Fund’s liabilities recorded on the PNC Fund’s books on or before the Closing Date) will be transferred to the corresponding Federated Fund. In exchange for the transfer of these assets, the Federated Funds will simultaneously issue to the PNC Funds a number of full and fractional shares of each class of the Federated Funds determined by multiplying (a) the outstanding shares of each class of the PNC Fund by (b) the ratio computed by dividing (x) the NAV per share of such class of the PNC Funds computed as of 4:00 p.m. on the Closing Date (or, for PNC Government Money Market Fund, PNC Treasury Money Market Fund and PNC Treasury Plus Money Market Fund, the time of the closing) by (y) the NAV per share of the corresponding class of Federated Funds shares computed as of 4:00 p.m. (or, for Federated Government Obligations Fund, Federated U.S. Treasury Cash Reserves, Federated Treasury Obligations Fund, the time of the closing) on the Closing Date.

In the Reorganizations, the value of the PNC Funds’ assets to be acquired by the Federated Funds shall be the value of such assets as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using (i) for PNC Total Return Advantage Fund and PNC Ultra Short Bond Fund, the valuation procedures set forth in the respective Federated Fund’s Declaration of Trust or Articles of Incorporation, each as amended and/or restated to date, and its current Prospectus and SAI or (ii) for PNC Government Money Market Fund, PNC Treasury Money Market Fund and PNC Treasury Plus Money Market Fund, the Amortized Cost Method as defined in Rule 2a-7 under the 1940 Act in accordance with the valuation procedures established under such rule by the Federated Funds Board, and in accordance with the Federated Funds’ valuation procedures or such valuation procedures as shall be mutually agreed upon by the Federated Fund Registrants and the Reorganizing Funds Trust and approved by the respective Federated Funds Board and the PNC Funds Board. At the time of the Reorganizations, the NAV per share of the Federated Funds’ shares shall be computed as of the Closing Date, in accordance with valuation procedures established by the Federated Funds Board or such other valuation procedures as shall be mutually agreed upon by the Federated Fund Registrants and the Reorganizing Funds Trust and approved by the respective Federated Funds Board and the PNC Funds Board. Pursuant to the Plans, the Reorganizing Funds Trust and the Federated Fund Registrants agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuation of the portfolio assets of each PNC Fund determined using the Federated Fund’s valuation procedures as compared to the prices of the same portfolio assets using the PNC Fund’s valuation procedures. There can be no assurance that any such difference will be resolved.

Prior to or as of the Closing Date, the PNC Funds will discharge all of their known and quantifiable liabilities and other known obligations (including, without limitation, any trustee deferred compensation liability or liabilities arising due to the termination of any PNC Fund contract) as provided in the Plans, and no Federated Fund will assume any liabilities or obligations of the PNC Fund as a result of the Reorganizations. Following the transfer of assets in exchange for shares of the Federated Funds (as applicable), the PNC Funds will distribute in complete liquidation of the PNC Fund, pro rata to its shareholders of record of each class of the PNC Fund, determined as of the close of business on the Closing Date, all of the shares of the corresponding class of Federated Funds received by the PNC Fund. This distribution will be accomplished by the establishment of accounts in the names of the PNC Funds’ shareholders on the share records of the Federated Funds’ transfer agent. The Federated Funds do not issue share certificates to shareholders. The transfer of shareholder accounts from the PNC Funds to the Federated Funds will occur automatically. It is not necessary for PNC Funds shareholders to take any action to actually effect the transfer.

The Plans contain customary representations, warranties and conditions. The Plans provide that the consummation of the Reorganizations is conditioned upon, among other things, the receipt by the Reorganizing Funds Trust and the Federated Fund Registrants of opinions to the effect that the Reorganizations will be tax-free to the PNC Funds, their shareholders and the Federated Funds and that any material differences between the prices of the portfolio assets of a PNC Fund determined using the corresponding Federated Fund’s valuation procedures shall have been eliminated or otherwise resolved to the reasonable satisfaction of the Funds, PNC Funds Adviser and Federated Funds Advisers. A Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true in all material respects or the Federated Funds Board or PNC Funds Board determines that the relevant Reorganization is not in the best interests of the applicable Federated Fund or PNC Fund, respectively.

The PNC Funds and the Federated Funds will not bear any reorganization expenses associated with their participation in the Reorganizations, except: (i) the Federated Funds shall bear expenses associated with the qualification of shares of the Federated Funds for sale in the various states; and (ii) to the extent that any transition of portfolio securities is required in connection with the Reorganizations, a Fund may incur transaction expenses associated with the sale and purchase of portfolio securities. See “Information About the Reorganizations – Costs of the Reorganizations” in this Prospectus/Proxy Statement for additional information.

The foregoing brief summary of the Plans is qualified in its entirety by the terms and provisions of the respective Plans. Forms of the Plans for the Reorganizations are attached hereto as Annex A and incorporated herein by reference.

AGREEMENT AMONG FEDERATED, PNC AND THE PNC FUNDS ADVISER

Federated entered into a transaction agreement with the PNC Funds Adviser dated as of May 6, 2019 (“Transaction Agreement”) regarding the sale by the PNC Funds Adviser to Federated (or one or more designated advisory subsidiaries of Federated) of certain assets relating to the PNC Funds Adviser’s business of providing investment management services to the PNC Funds and certain separate accounts and separately managed accounts and the assumption by Federated (or one or more designated advisory subsidiaries of Federated) of certain liabilities arising after the closing of the transactions (the “Transactions”) contemplated in the Transaction Agreement in respect of the assets to be assigned or sold to Federated and certain PNC Funds Adviser employees to commence employment with Federated or one of its subsidiaries on the date of the closing of the Transactions. PNC Bank, N.A. (“PNC”), the parent company of the PNC Funds Adviser, also joined the Transaction Agreement for certain restrictive covenants, indemnification and certain other provisions. Pursuant to the Transaction Agreement, the PNC Funds Adviser has agreed to use commercially reasonable efforts to cause each PNC Fund involved in a Reorganization to discharge or transfer to the PNC Funds Adviser all liabilities of such PNC Fund to the extent not discharged at or prior to the closing of the Transactions. To the extent any of these liabilities are not discharged at or prior to the closing of the Transactions, the PNC Funds Adviser will assume such liabilities.

Assuming conditions in the Transaction Agreement and the Plans are met, shareholders of the PNC Funds will become shareholders of the Federated Funds. As consideration for the consummation of the Transactions, the PNC Funds Adviser shall be entitled to receive compensation under the Transaction Agreement in the form of a fixed upfront payment, which is significant in amount and payable upon confirmation of a successful closing of the Transaction, and an additional amount (which can also be significant in amount), payable approximately 30 days after the closing of the Transaction, calculated based on the amount of the assets of the PNC Funds in the PNC Funds’ cash solutions business.

Under the Transaction Agreement, Federated and the PNC Funds Adviser have each acknowledged and agreed that the Transactions are intended to qualify for the treatment described in, and satisfy the applicable requirements of, Section 15(f) of the 1940 Act. In this regard, Federated and the PNC Funds Adviser subject to their respective fiduciary duties and applicable law, shall use commercially reasonable efforts to comply with the conditions of Section 15(f) of the 1940 Act in respect of the Transactions that are the subject of Section 15(f) of the 1940 Act, including: (i) by taking such action (or refraining from taking such action) as necessary so that for a period of three (3) years after the closing of the Transactions, at least 75% of the Federated Funds Board or any successor thereto (including by reorganization or otherwise) are not “interested persons” (as that term is defined in the 1940 Act) of (a) any investment adviser of such Federated Fund after the closing, or (B) the investment adviser of such Federated Fund (or the applicable PNC Fund) prior to the closing; and (ii) by not imposing or seeking to impose for a period of two (2) years after the closing, an “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) on such Federated Fund.

Pre-closing, the PNC Funds Adviser has agreed to contribute to the applicable PNC Funds that are money market funds an amount to make up any realized losses or other permanent impairments to the applicable PNC Funds’ NAVs. Federated may, subject to various considerations, reduce the purchase price to be paid by it to PNC if the Reorganization of a PNC money market fund into a Federated money market fund would reduce the NAV per share of the such Federated money market fund calculated using available market quotations (or an appropriate substitute that reflects current market conditions) immediately after the Reorganization has been consummated (the “Post-Reorganization Closing Market NAV”) by more than $0.0001 per share (the “Change in NAV Threshold”) as compared to the NAV per share of such Federated money market fund calculated using available market quotations (or an appropriate substitute that reflects current market conditions) immediately prior to the Reorganization (the “Closing Market NAV”). The reduction in the purchase price would equal (i) the excess of the Closing Market NAV over the Post-Reorganization Closing Market NAV minus the Change in NAV Threshold, (ii) multiplied by the number of shares of the applicable Federated Fund. Federated will contribute this amount (up to the full amount of the purchase price) to the capital of the applicable Federated Funds without receiving any shares or other consideration for its contribution.

The PNC Funds Adviser, PNC, Federated and/or their affiliates have agreed upon which entities as among them will be responsible for all (or certain portions of) the transaction costs of the Transactions, including any costs associated with preparing, filing, printing, and mailing this Prospectus/Proxy Statement.

In addition to deal consideration payable under the Transaction Agreement, it also is anticipated that PNC or the PNC Funds Adviser, or their affiliates, will, under agreements with one or more subsidiaries of Federated, be entitled to receive distribution or servicing fees from such subsidiaries on shareholder accounts for which it serves as the broker/dealer or intermediary of record and performs services. However, PNC or the PNC Funds Adviser would no longer receive fees from the PNC Funds or their affiliates with respect to those accounts.

COSTS OF THE REORGANIZATION

Under each of the Plans, the PNC Funds and the Federated Funds will not bear any expenses associated with their participation in the Reorganizations, except as contemplated below and under Article IX of the Plans, forms of which are attached as Annex A and incorporated herein by reference. The Federated Funds Adviser and/or the PNC Funds Adviser, or their affiliates, will bear certain expenses associated with the PNC Funds’ and the Federated Funds’ participation in the Reorganizations as agreed between them. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage, printing and legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (c) solicitation and tabulation costs of the transaction; and (d) other related administrative or operational costs. The Federated Funds shall bear expenses associated with the qualification of Federated Fund Shares for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. Both the PNC Funds Adviser and the Federated Funds Adviser expect that any such transaction expenses with be minimal. Both the PNC Funds Adviser and the Federated Funds Adviser expects that any such transaction expenses will be minimal. All expenses paid by the Federated Fund will be solely and directly related to the Reorganization in accordance with the principles set forth in Revenue Ruling 73-54, 1973-1 C.B. 187. All expenses will be paid directly by the party bearing such expenses to the relevant providers of service or other payees. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in the PNC Fund or the Federated Fund failing to qualify and be eligible for treatment as a RIC under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.

DESCRIPTION OF THE PNC FUNDS AND FEDERATED FUNDS CAPITALIZATION

The shares of the Federated Funds to be issued to shareholders of the PNC Funds under the Plans will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive rights. Please see the prospectuses of the Federated Funds for additional information about the shares of the Federated Funds.

The following tables set forth the unaudited capitalization of the PNC Funds into the Federated Funds on a pro forma combined basis after giving effect to the Reorganizations as of May 31, 2019. This section is for informational purposes only. If the Reorganizations are consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activities in the Funds and changes in NAV.

	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
PNC Government Money Market Fund (Class A)	$2,635,987,110	2,635,978,061	$1.00
Adjustment	-	-
Federated Government Obligations Fund (Service Shares)	$10,448,473,398	10,448,567,482	$1.00
Federated Government Obligations Fund, Pro Forma Combined (Service Shares)	$13,084,460,508	13,084,545,543	$1.00
PNC Government Money Market Fund (Advisor Shares)	$4,471	4,474	$1.00
Adjustment[2]	$3	-
Federated Government Obligations Fund (Capital Shares)	$3,242,335,660	3,242,364,856	$1.00
Federated Government Obligations Fund, Pro Forma Combined (Capital Shares)	$3,242,340,134	3,242,369,330	$1.00
PNC Government Money Market Fund (Class I)	$10,500,474,190	10,500,651,272	$1.00
Adjustment[2]	$168,034	-
Federated Government Obligations Fund (Select Shares)	$4,312,448	4,312,486	$1.00
Federated Government Obligations Fund, Pro Forma Combined (Select Shares)	$10,504,954,672	10,504,963,758	$1.00

1 Total net assets of Federated Government Obligations Fund include an additional $64,320,107,194 of Cash II, Premier, IS, Administrative, Cash Series, Trust and Advisor Shares which are not involved in the Reorganization and are not reflected in the tables above.

2 Adjustment to reflect an anticipated capital contribution necessary to make up any realized losses or other permanent impairments to the PNC Government Money Market Fund NAV. This adjustment does not reflect an anticipated redemption from the PNC Government Money Market Fund of approximately $3.4 billion of the assets shown in the table that is expected to occur on or about September 13, 2019.

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
PNC Treasury Money Market Fund (Class A)	$550,309,716	550,329,524	$1.00
Adjustment[1]	$19,808	-
Federated U.S. Treasury Cash Reserves (Service Shares)	$2,525,664,215	2,525,674,013	$1.00
Federated U.S. Treasury Cash Reserves, Pro Forma Combined (Service Shares)	$3,075,993,739	3,076,003,537	$1.00
PNC Treasury Money Market Fund (Class I)	$1,377,904,062	1,377,956,493	$1.00
Adjustment[1]	$52,431	-
Federated U.S. Treasury Cash Reserves (IS Shares)	$19,837,849,505	19,837,923,980	$1.00
Federated U.S. Treasury Cash Reserves, Pro Forma Combined (IS Shares)	$21,215,805,998	21,215,880,473	$1.00

1 Adjustment to reflect an anticipated capital contribution necessary to make up any realized losses or other permanent impairments to the PNC Treasury Money Market Fund NAV.

	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
PNC Treasury Plus Money Market Fund (Advisor Shares)	$163,471	163,471	$1.00
Adjustment	-	-
Federated Treasury Obligations Fund (Capital Shares)	$1,261,784,765	1,261,779,750	$1.00
Federated Treasury Obligations Fund, Pro Forma Combined (Capital Shares)	$1,261,948,236	1,261,943,221	$1.00
PNC Treasury Plus Money Market Fund (Institutional Shares)	$473,755,889	473,761,868	$1.00
Adjustment[2]	$5,979	-
Federated Treasury Obligations Fund (IS Shares)	$31,831,955,135	31,831,828,614	$1.00
Federated Treasury Obligations Fund, Pro Forma Combined (IS Shares)	$32,305,717,003	32,305,590,482	$1.00
PNC Treasury Plus Money Market Fund (Service Shares)	$10	10	$1.00
Adjustment	-	-
Federated Treasury Obligations Fund (Service Shares)	$4,488,294,241	4,488,276,402	$1.00
Federated Treasury Obligations Fund, Pro Forma Combined (Service Shares)	$4,488,294,251	4,488,276,412	$1.00

1 Total net assets of Federated Treasury Obligations Fund include an additional $2,898,632,472 of Trust and Automated Shares which are not involved in the Reorganization and are not reflected in the tables above.

2 Adjustment to reflect an anticipated capital contribution necessary to make up any realized losses or other permanent impairments to the PNC Treasury Plus Money Market Fund NAV.

	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
PNC Total Return Advantage Fund (Class A)	$5,799,465	536,226	$10.82
Share Adjustment[2]		(231)
Federated Total Return Bond Fund (Service Shares)	$413,432,211	38,205,536	$10.82
Federated Total Return Bond Fund, Pro Forma Combined (Service Shares)	$419,231,676	38,741,531	$10.82
PNC Total Return Advantage Fund (Class I)	$190,302,140	17,634,878	$10.79
Share Adjustment[2]		(46,880)
Federated Total Return Bond Fund (IS Shares)	$6,683,659,756	617,634,162	$10.82
Federated Total Return Bond Fund, Pro Forma Combined (IS Shares)	$6,873,961,896	635,222,160	$10.82

1 Total net assets of Federated Total Return Bond Fund include an additional $1,479,136,257 of Class A Share, Class B Share, Class C Share, Class R Share and Class R6 Share net assets which are not involved in the Reorganization and are not reflected in the tables above.

2 Share adjustment necessary to reflect shares to be issued based on net assets of PNC Total Return Advantage Fund and Federated Total Return Bond Fund net asset value per share.

	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
PNC Ultra Short Bond Fund (Class A)	$830,080	83,301	$9.96
PNC Ultra Short Bond Fund (Class I)	$306,250,928	30,784,036	$9.95
Share Adjustment[2]		2,766,946
Federated Ultrashort Bond Fund (IS Shares)	$3,305,673,187	362,194,914	$9.13
Federated Ultrashort Bond Fund, Pro Forma Combined (IS Shares)	$3,612,754,195	395,829,197	$9.13

1 Total net assets of Federated Ultrashort Bond Fund include an additional $319,461,741 of Class A Share and Service Share net assets which are not involved in the Reorganization and are not reflected in the tables above.

2 Share adjustment necessary to reflect shares to be issued based on net assets of PNC Ultrashort Bond Fund and Federated Ultrashort Bond Fund net asset value per share.

FEDERAL INCOME TAX CONSEQUENCES

As a non-waivable condition to each of the Reorganizations, the Federated Funds and the corresponding PNC Funds will receive opinions of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•	The transfer of all or substantially all of the PNC Fund’s assets to the Federated Fund solely in exchange for Federated Fund Shares (followed by the distribution of Federated Fund shares to the PNC Fund shareholders in dissolution, liquidation and termination of the PNC Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Federated Fund and the PNC Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
•	No gain or loss will be recognized by the Federated Fund upon the receipt of the assets of the PNC Fund solely in exchange for Federated Fund shares.
•	No gain or loss will be recognized by the PNC Fund upon the transfer of the PNC Fund’s assets to the Federated Fund solely in exchange for Federated Fund shares or upon the distribution (whether actual or constructive) of Federated Fund shares to PNC Fund shareholders in exchange for their PNC Fund shares.
•	No gain or loss will be recognized by any PNC Fund shareholder upon the exchange of its PNC Fund shares for Federated Fund shares.
•	The aggregate tax basis of the Federated Fund shares received by each PNC Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the PNC Fund shares held by such PNC Fund shareholder immediately prior to the Reorganization. The holding period of Federated Fund shares received by each PNC Fund shareholder will include the period during which the PNC Fund shares exchanged therefor were held by such shareholder, provided the PNC Fund shares are held as capital assets at the time of the Reorganization.
•	The tax basis of the PNC Fund’s assets acquired by the Federated Fund will be the same as the tax basis of such assets to the PNC Fund immediately prior to the Reorganization. The holding period of the assets of the PNC Fund in the hands of the Federated Fund will include the period during which those assets were held by the PNC Fund.
•	The Federated Fund will succeed to and take into account the items of PNC Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Such opinion shall be based on customary assumptions and shall be conditioned on (1) such representations as K&L Gates LLP, counsel providing the opinion, may reasonably request (and the PNC Fund and Federated Fund will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with the applicable Plan (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments hereof that K&L Gates LLP has not approved). The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Federated Fund, the PNC Fund or any PNC Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Federated Fund nor the PNC Fund may waive the above conditions.

See the discussion under the section entitled “Summary – Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganizations, including (without limitation) information on the Funds’ unrealized gains/losses and capital loss carry forwards, and the possibility that the PNC Funds may make distributions (which may be taxable) of ordinary income and/or realized capital gains to their respective shareholders prior to the Reorganizations being consummated.

Shareholders of the PNC Funds should consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganizations, those shareholders also should consult their tax advisors about the state and local tax consequences, if any, of the Reorganizations.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Each PNC Fund and Federated Fund is an open-end management investment company registered under the 1940 Act. The Reorganizing Funds Trust was established under the laws of the State of Delaware. Federated Total Return Series, Inc. was established under the laws of the State of Maryland. Money Market Obligations Trust was established under the laws of the Commonwealth of Massachusetts.

The rights of shareholders of the Federated Fund Registrants and the Reorganizing Funds Trust are defined by their respective organizational documents and state law. The chart in Annex G attached hereto compares the rights of shareholders of the Reorganizing Funds Trust and the rights of shareholders of the Federated Fund Registrants.

INFORMATION ABOUT PNC FUNDS AND FEDERATED FUNDS

WHERE TO FIND ADDITIONAL INFORMATION

Information about the PNC Funds and the Federated Funds are included in the Prospectuses, SAIs, and shareholder reports as set forth in Annex B. All such reports have been filed with the SEC and may be obtained without charge by contacting the Federated Funds at 1-800-341-7400 or the PNC Funds at 1-800-622-3863 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or writing the PNC Funds at One East Pratt Street, 5th Floor, Baltimore, MD 21202. The Prospectuses and SAIs of the PNC Funds can be found electronically at www.pncfunds.com. The Prospectuses and SAIs of the Federated Funds are also available electronically on Federated’s website at FederatedInvestors.com.

The Reorganizing Funds Trust, and the Federated Fund Registrants, on behalf of their Funds, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, information/proxy statements and other information filed by Reorganizing Funds Trust and by the Federated Fund Registrants, on behalf of their Funds, can be obtained by calling or writing the Funds, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Proxies are being solicited by the PNC Funds Board. The proxies will be voted at the special meeting of shareholders of the PNC Funds to be held at the offices of PNC Capital Advisors, LLC located at One East Pratt Street, 5th Floor, Baltimore, MD 21202, at 11:00 a.m. (Eastern time), on November 5, 2019 (such special meeting and any adjournment or postponement hereof are referred to as the “Special Meeting”). Proxy materials including this Prospectus/Proxy Statement, the Notice of Special Meeting of Shareholders and the form of proxy are available online at the website listed on the proxy card(s).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the PNC Funds Adviser or its affiliates and/or the Federated Funds Adviser or its affiliates. In addition to solicitations through the mail, proxies may be solicited by officers, employees and agents of the PNC Funds Adviser or its affiliates, or, if necessary, by the communications firm Broadridge Financial Solutions, Inc., retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The PNC Funds Adviser may reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The Board of PNC Funds knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about September 25, 2019, to shareholders of record at the close of business on August 7, 2019 (the “Record Date”).

Each PNC Fund’s Annual Report, which includes audited financial statements for the fiscal year ended May 31, 2019, was previously mailed to shareholders of the PNC Funds. Each Federated Fund’s Annual Report, which includes audited financial statements was previously mailed to shareholders of the Federated Funds for the applicable fiscal years as follows: July 31, 2018 for Federated Government Obligations Fund and Federated Treasury Obligations Fund; April 30, 2019 for Federated U.S. Treasury Cash Reserves; September 30, 2018 for Federated Ultrashort Bond Fund; and November 30, 2018 for Federated Total Return Bond Fund. Certain Federated Funds’ Semi-Annual Reports were previously mailed to shareholders of the respective Federated Funds for the applicable fiscal periods as follows: January 31, 2019 for Federated Government Obligations Fund and Federated Treasury Obligations Fund; October 31, 2018 for Federated U.S. Treasury Cash Reserves; March 31, 2019 for Federated Ultrashort Bond Fund; and May 31, 2019 for Federated Total Return Bond Fund.

The PNC Funds and the Federated Funds will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of their Annual Report, which may be requested by writing to the Funds' principal executive officers or by calling the Fund. The principal executive office of the Federated Funds is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561. The principal executive office of the PNC Funds is located at One East Pratt Street, 5th Floor, Baltimore, MD 21202. These documents, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund. The website for the Federated Funds is www.FederatedInvestors.com. The toll-free telephone number for the Federated Funds is 1-800-341-7400. An investor may obtain directions on how to attend the special meeting of shareholders by calling 1-800-341-7400. The website for the PNC Funds is www.pncfunds.com. The toll-free telephone number for the PNC Funds is 1-800-622-3863.

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of each PNC Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of the Federated Funds are not being solicited since their approval is not required in order to effect the Reorganization.

Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than eleven months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder's name on a proxy or authorizing another to act as the shareholder's agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Reorganizing Funds Trust. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan.

In order to hold and take action at the Special Meeting, other than adjourning the Special Meeting, a “quorum” of shareholders of the applicable PNC Fund must be present. Forty percent (40%) of the outstanding shares entitled to vote at the Special Meeting, which are present in person or represented by proxy, shall constitute a quorum for the purpose of voting on the proposal to approve the Plan and for the purpose of transacting any other business which may come before the meeting. Approval of the Plan requires the affirmative vote of the holders of not less than a majority of the shares of the PNC Fund cast, in person or by proxy, at the Special Meeting. With respect to the Reorganization of PNC Total Return Advantage Fund into Federated Total Return Bond Fund, due to PNC’s existing ownership of shares of Federated Total Return Bond Fund, approval of this Plan requires the affirmative vote of a “a majority of the outstanding securities” as defined in the 1940 Act. This vote requires the lesser of: (a) more than 50% of the outstanding voting securities of PNC Total Return Advantage Fund; or (b) 67% or more of the voting securities of PNC Total Return Advantage Fund present at the Special Meeting if the shareholders of more than 50% of the outstanding voting securities are present or represented by proxy.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. Abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Special Meeting but will not be treated as votes cast at such Special Meeting. Abstentions and broker “non-votes”, therefore: (i) will be included for purposes of determining whether a quorum is present; (ii) will have no effect on proposals that require an affirmative vote of a majority of votes cast for approval; and (iii) will count as votes against proposals that require an affirmative vote of a majority of the outstanding voting securities.

The Special Meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by a vote of the holders of shares entitled to vote holding not less than a majority of the shares present in person or by proxy at the meeting, or by the chairperson of the PNC Funds Board, the president of the Reorganizing Funds Trust, in the absence of the chairperson of the PNC Funds Board, or any vice president or other authorized officer of the Reorganizing Funds Trust, in the absence of the President of the Reorganizing Funds Trust. A shareholder vote may be taken on any proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUNDS

[TO BE FILED BY AMENDMENT]

A shareholder who owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. A control person’s vote could have more significant effect on matters presented to shareholders for approval then the vote of other Fund shareholders. If the Reorganizations are consummated, the share ownership figures are likely to be different on the Closing Date as a result of daily share purchase and redemption activities in the Funds and changes in NAV.

As of August 7, 2019, the Federated Funds Boards and Officers as a group owned [ %] of each class of the Federated Funds’ outstanding shares.

As of August 7, 2019, the PNC Funds Board and Officers as a group owned [ %] of each class of the PNC Funds’ outstanding shares.

The following shareholders owned, as of record or beneficially, 5% or more of a share class of the indicated Fund’s shares as of August 7, 2019.

[TO BE FILED BY AMENDMENT]

The following persons owned of record or beneficially, as of August 7, 2019, 25% or greater of the indicated Fund’s outstanding equity securities:

[TO BE FILED BY AMENDMENT]

INTERESTS OF CERTAIN PERSONS

The Federated Funds Adviser is a subsidiary of Federated. All of the voting securities of Federated are owned by a trust, the trustees of which are J. Christopher Donahue, Thomas R. Donahue, and Rhodora J. Donahue, their mother, for the benefit of certain members of the Donahue family.

The PNC Funds Adviser is a wholly-owned direct subsidiary of PNC. PNC is a wholly-owned subsidiary of The PNC Financial Services Group, Inc., a financial holding company.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The Reorganizing Funds Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees of the Reorganizing Funds Trust may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Reorganizing Funds Trust. Shareholders of the PNC Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the Reorganizing Funds Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the PNC Funds' proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

No business other than the matter described above is expected to come before the Special Meeting, but should any other business properly come before the Special Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN
THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE,
WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of the PNC Funds,

/s/ Jennifer Spratley

Jennifer Spratley
President

August 7, 2019

ANNEX A

FORMS OF AGREEMENTS AND PLANS OF REORGANIZATION

PNC Government Money Market Fund - Federated Government Obligations Fund

PNC Treasury Money Market Fund - Federated U.S. Treasury Cash Reserves

PNC Treasury Plus Money Market Fund - Federated Treasury Obligations Fund

[SELLER FUND]

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of August, 2019, by and between Money Market Obligations Trust, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Surviving Fund Registrant”), on behalf of its series, [BUYER FUND NAME] (the “Surviving Fund”), and PNC Funds, a Delaware statutory trust, with its principal place of business at [ ] (the “Reorganizing Fund Registrant”), on behalf of [SELLER FUND NAME] (“Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”). Federated Investment Management Company, a Delaware statutory trust (the “Surviving Fund Adviser”), joins this Agreement solely for purposes of Article IX, and PNC Capital Advisors, LLC (the “Reorganizing Fund Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of Article IX.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers [REORGANIZING FUND SHARE CLASSES]) (the “Reorganizing Fund Shares”) in exchange solely for shares ([SURVIVING FUND SHARE CLASSES], respectively), no par value per share, of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares ([SURVIVING FUND SHARE CLASSES]) to the holders of the outstanding shares of the Reorganizing Fund ([REORGANIZING FUND SHARE CLASSES], respectively), and (iii) the liquidation, dissolution and termination of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Surviving Fund and the Reorganizing Fund are separate series of the Surviving Fund Registrant and the Reorganizing Fund Registrant, respectively, the Surviving Fund Registrant and Reorganizing Fund Registrant are open-end, registered management investment companies, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;

WHEREAS, the Funds are authorized to issue their shares of beneficial interests;

WHEREAS, the Trustees of the Reorganizing Fund Registrant have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund;

WHEREAS, the Trustees of the Surviving Fund Registrant have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND

1.1       THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional shares of each class of Surviving Fund Shares determined by multiplying (a) the outstanding shares of each class of the Reorganizing Fund Shares by (b) the ratio computed by dividing (x) the net asset value (“NAV”) per share of such class of the Reorganizing Fund Shares computed in the manner as of the time and date set forth in paragraph 2.2 by (y) the NAV per share of the corresponding class of Surviving Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their Reorganizing Fund Shares, as detailed on the below table. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

[REORGANIZATION-SPECIFIC SHARE CLASS MAPPING TABLE TO BE INCLUDED]

1.2       ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, all cash (except as provided below), securities, commodities, interests in futures, dividends or interest receivable, and other assets (except as provided in the next sentence), owned by the Reorganizing Fund as of the Closing Date. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund.

The Reorganization is to occur on the Closing Date, which is expected to be on or after [ ], 2019. On the Closing Date, substantially all of the assets of the Reorganizing Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Reorganizing Fund liabilities recorded on the Reorganizing Fund’s books on or before the Closing Date) will be transferred to the Surviving Fund. In exchange for the transfer of these assets, the Surviving Fund will simultaneously issue to the Reorganizing Fund a number of full and fractional [SURVIVING FUND SHARE CLASSES], (as applicable) of the Surviving Fund equal in value to the aggregate NAV of the [REORGANIZING FUND SHARE CLASSES], respectively, of the Reorganizing Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.

The Reorganizing Fund may set aside cash up to an amount sufficient to satisfy its liabilities, which (along with deferred or prepaid expenses) would not be transferred to the Surviving Fund.

1.3       LIABILITIES TO BE DISCHARGED. The Reorganizing Fund shall discharge all of its known and quantifiable liabilities and other known obligations (including, without limitation, any trustee deferred compensation liability or any liabilities arising due to the termination of any Reorganizing Fund contract) prior to or as of the Closing Date. For the avoidance of doubt, the Surviving Fund shall not assume any liabilities or obligations of the Reorganizing Fund in connection with the Reorganization. Any liabilities or obligations not discharged by the Reorganizing Fund as of the Closing Date shall be assumed by the Reorganizing Fund Adviser as of the Closing Date.

1.4       LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record of each class of the Reorganizing Fund, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the shares of the corresponding class of Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with the settlement of any securities transactions effected before, but not settled by, the Closing Date, with such settlements to be delivered to the Surviving Fund, or in connection with the Reorganizing Fund’s liquidation, dissolution and termination.

1.5       OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate NAV of the Reorganizing Fund Shares computed in the manner set forth in paragraph 2.2, to be distributed to Reorganizing Fund Shareholders.

1.6       TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time, as a condition of such issuance and transfer, shall be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.

1.7       REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund.

1.8       TERMINATION. The Reorganizing Fund shall be liquidated, dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4 and the completion of all of its regulatory obligations and filings.

1.9       BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date. Copies of the applicable books and records may be retained as required by applicable law or as necessary for the Reorganizing Fund or the Reorganizing Fund Adviser on behalf of the Reorganizing Fund to prepare and file tax returns pursuant to paragraph 5.10 of this Agreement, provided that the Reorganizing Fund maintains them in a secure and confidential manner and does not disclose them unless required by law (which, for the avoidance of doubt, shall include the Reorganizing Fund’s obligation to file tax returns).

1.10       OTHER REORGANIZATION-SPECIFIC ITEMS

In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Surviving Fund Shares shall be waived with respect to the Reorganizing Fund Shareholder’s initial receipt of Surviving Fund Shares as part of the Reorganization.

Any privileges granted to any Reorganizing Fund Shareholder in connection with the Reorganization shall apply only with respect to the account of such Reorganizing Fund Shareholder opened on the books and records of the Surviving Fund as part of the Reorganization, and not to any existing account with the Surviving Fund or any other fund within the Federated Family of Funds or, unless otherwise specifically indicated herein, any other account opened by or on behalf of any Reorganizing Fund Shareholder with the Surviving Fund or any other fund within the Federated Family of Funds (except that Reorganizing Fund Shareholders whose accounts are designated “net asset value” shall retain the “net asset value” designation if the Reorganizing Fund Shareholder exchanges into another fund within the Federated Family of Funds).

ARTICLE II

VALUATION

2.1       Reserved.

2.2       VALUATION OF SHARES. The NAV per share of each class of Surviving Fund Shares and of each class of Reorganizing Fund Shares shall be the NAV per share of such class of Shares computed as of the closing on the Closing Date, using the Amortized Cost Method as defined in Rule 2a-7(a)(2) in accordance with the valuation procedures established under such rule by the Board of the Surviving Fund Registrant or such other valuation procedures as shall be determined necessary prior to closing and mutually agreed upon by the parties (and approved by the respective Boards of Trustees (“Board”) of the Surviving Fund Registrant and the Reorganizing Fund Registrant).

2.3       SHARES TO BE ISSUED. The number of shares of each class of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund’s assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.

2.4       DETERMINATION OF VALUE. All computations of value shall be made by [State Street Bank and Trust Company][Bank of New York Mellon], on behalf of the Surviving Fund and the Reorganizing Fund. The Reorganizing Fund Registrant and the Surviving Fund Registrant agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuations of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing shall occur on or about [ ], 2019, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Investors, Inc. (“Federated”), 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree. The closing may be held in person, by facsimile, email or other communication means as the parties may agree.

3.2       CUSTODIAN’S CERTIFICATE. The Bank of New York Mellon, as custodian for the Reorganizing Fund (the “Custodian”), shall deliver to the Surviving Fund and the Reorganizing Fund at the closing a certificate of an authorized officer of the Custodian stating that: (a) the Reorganizing Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund as of the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.

3.3       EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the New York Stock Exchange (“NYSE”) or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored that is mutually acceptable to the parties.

3.4       TRANSFER AGENT’S CERTIFICATE. The Bank of New York Mellon, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of each class of outstanding Reorganizing Fund Shares owned by each such shareholder immediately prior to the closing. The Surviving Fund shall issue and deliver, or cause, State Street Bank and Trust Company (and/or its service agent, DST Systems, Inc.), its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund’s account on the books of the Surviving Fund. At the closing, each party shall deliver to the other such bills of sale, checks, assignments, treasurer, chief financial officer, president/vice president, secretary or other officer certificates, custodian and transfer agent instructions and certificates, tax opinions, receipts and other instruments or documents, if any, as such other party or its counsel, may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1       REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Surviving Fund Registrant, on behalf of the Surviving Fund, as follows:

a)	The Reorganizing Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.
b)	The Reorganizing Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund Registrant’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund Shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Reorganizing Fund is not in violation of, and assuming shareholder approval of the Reorganization is obtained, the execution, delivery, and performance of this Agreement will not result in the violation of, any provision of the Reorganizing Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.
e)	The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts relating to the Reorganizing Fund, other than agreements necessary to fulfill the Reorganizing Fund’s responsibilities under paragraph 1.7, will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund). All such other agreements shall be terminated with respect to the Reorganizing Fund promptly after its responsibilities under paragraph 1.7 are discharged.
f)	Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or assets. Any such litigation, administrative proceeding or investigation of or before any court or governmental body, if adversely determined, would not materially and adversely affect the Reorganizing Fund’s financial condition, the conduct of its business, or the ability of the Reorganizing Fund to carry out the transactions contemplated by this Agreement. The Reorganizing Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g)	The audited financial statements of the Reorganizing Fund as of May 31, 2019, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Reorganizing Fund’s assets as of the date of such statements, (copies of which have been furnished to the Surviving Fund) fairly reflect in all material respects the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
h)	Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Reorganizing Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Surviving Fund. For the purposes of this sub-paragraph (h), a decline in the NAV of the Reorganizing Fund shall not constitute a material adverse change.
i)	As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund’s knowledge, there have been no material miscalculations of the NAV of the Reorganizing Fund or the NAV per share of any class or classes of Reorganizing Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
j)	The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund, the Reorganizing Fund Registrant’s Board and committees of the Reorganizing Fund Registrant’s Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.
k)	The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.
l)	All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.
m)	All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable (except as described in the registration statement on Form N-1A of the Reorganizing Fund Registrant) by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the closing, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund’s transfer agent as provided in paragraph 3.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.
n)	At the closing, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund’s assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Delaware, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to the Surviving Fund.
o)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund other than shareholder approval as required by paragraph 5.2. Subject to approval by the Reorganizing Fund Shareholders and due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
p)	The information furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents necessary in connection with the transactions contemplated herein is accurate and complete in all material respects.
q)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided to the Surviving Fund Registrant or its service providers and/or agents in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
r)	The Reorganizing Fund has qualified, elected and been eligible to be treated as a “regulated investment company” under Sections 851 and 852 of the Code (a “RIC”), in respect of each taxable year since its commencement of operations; and qualifies and is treated and will continue to qualify and be treated as a RIC under Sections 851 and 852 of the Code for its taxable year ending upon the Closing Date.
s)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement (as defined in paragraph 5.7), and the filing of any articles, certificates or other documents that may be required under Delaware law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Reorganizing Fund as described in paragraph 5.2.
t)	The Reorganizing Fund, and the Reorganizing Fund Registrant with respect to the Reorganizing Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund, or the Reorganizing Fund Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund Registrant’s ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund’s ability to consummate the transactions contemplated by this Agreement.

4.2       REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund Registrant, on behalf of the Surviving Fund, represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, as follows:

a)	The Surviving Fund is a legally designated, separate series of a business trust duly organized, and validly existing under the laws of the Commonwealth of Massachusetts.
b)	The Surviving Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Surviving Fund Registrant’s registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund Shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
c)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. Subject to approval by the Reorganizing Fund Shareholders and due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
d)	The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
e)	The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, any provision of the Surviving Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.
f)	Except as otherwise disclosed in writing to and accepted by the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets. Any such litigation, administrative proceeding or investigation of or before any court or governmental body, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
g)	The audited financial statements of the Surviving Fund as of [MOST RECENT FYE] and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Surviving Fund’s assets as of the date of such statements, (copies of which have been furnished to the Reorganizing Fund) fairly reflect in all material respects the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
h)	[The unaudited financial statements of the Surviving Fund as of [MOST RECENT SEMI-ANNUAL REPORTING PERIOD END], and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Surviving Fund’s assets as of the date of such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect in all material respects the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.]
i)	Since the date of the financial statements referred to in sub-paragraph [(h)] above, there have been no material adverse changes in the Surviving Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Reorganizing Fund. For the purposes of this sub-paragraph [(i)], a decline in the NAV of the Surviving Fund shall not constitute a material adverse change.
j)	All federal and other tax returns and reports of the Surviving Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Surviving Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
k)	All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund (except as described in the registration statement on Form N-1A of the Surviving Fund Registrant). The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.
l)	Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, as of the closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.
m)	The information furnished by the Surviving Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents necessary in connection with the transactions contemplated herein is accurate and complete in all material respects.
n)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Surviving Fund Registrant with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided to the Reorganizing Fund Registrant or its service providers and/or agents in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
o)	The Surviving Fund has qualified, elected and been eligible to be treated as a RIC under Sections 851 and 852 of the Code in respect of each taxable year since its commencement of operations; and qualifies and is treated and will continue to qualify and be treated as a RIC under Sections 851 and 852 of the Code for its current taxable year.
p)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement (as defined in paragraph 5.7), and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
q)	The Surviving Fund, and the Surviving Fund Registrant with respect to the Surviving Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Surviving Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Surviving Fund, threatened against the Surviving Fund, or the Surviving Fund Registrant with respect to the Surviving Fund, that would question the right, power or capacity of (a) the Surviving Fund to conduct its business as conducted now or at any time in the past, or (b) the Surviving Fund Registrant’s ability to enter into this Agreement on behalf of the Surviving Fund or the Surviving Fund’s ability to consummate the transactions contemplated by this Agreement.
r)	As of the date hereof, except as previously disclosed to the Reorganizing Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Surviving Fund’s knowledge, there have been no material miscalculations of the NAV of the Surviving Fund or the NAV per share of any class or classes of Surviving Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
s)	The minute books and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement contain a true and complete record of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Surviving Fund, the Surviving Fund Registrant’s Board and committees of the Surviving Fund Registrant’s Board. The stock transfer ledgers and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Surviving Fund Shares.
t)	The Surviving Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.

ARTICLE V

COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND

5.1       OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include portfolio turnover, changes to the portfolio necessary to transition the portfolio to the Surviving Fund, customary dividends, other dividends and distributions to shareholders contemplated herein and shareholder purchases and redemptions.

5.2       APPROVAL OF SHAREHOLDERS. The Reorganizing Fund Registrant will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3       INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4       ADDITIONAL INFORMATION. The Reorganizing Fund will provide reasonable assistance to the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund Shares provided that the Reorganizing Fund will have no obligation to provide any information other than that contained on the books and records of the Reorganizing Fund’s transfer agent.

5.5       FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Surviving Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6       STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably mutually acceptable to the Surviving Fund and the Reorganizing Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Reorganizing Fund Registrant’s Treasurer.

5.7       PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Surviving Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus and statement of additional information of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement and any additional proxy and/or solicitation materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8       PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Reorganizing Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, if any, for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

5.9       VALUATION MATTERS. Each of the Reorganizing Fund Registrant and the Surviving Fund Registrant covenants that it will provide prompt notice of any material changes to its respective valuation procedures, as approved by the Reorganizing Fund Registrant’s or the Surviving Fund Registrant’s Board, as applicable, prior to the Closing Date.

5.10       TAX FILINGS. The Reorganizing Fund (or the Reorganizing Fund Adviser on behalf of the Reorganizing Fund) shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Reorganizing Fund with respect to taxable years ending on or prior to the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

5.11        TREATMENT AS REORGANIZATION. The Reorganizing Fund and the Surviving Fund agree to treat the Reorganization as a “reorganization” under Section 368(a) of the Code and will file all tax returns consistent with such treatment. Neither the Reorganizing Fund nor the Surviving Fund will take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” under Section 368(a)(1) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND

The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

The Surviving Fund Registrant, on behalf of the Surviving Fund, shall have performed in all materials respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Surviving Fund Registrant, on behalf of the Surviving Fund, on or before the Closing Date. All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund’s name by the Surviving Fund Registrant’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.

Any condition precedent contained in that certain Transaction Agreement, dated May 6, 2019, 2019, by and between the Reorganizing Fund Adviser and Federated (the “Transaction Agreement”), with respect to the consummation of the Reorganization in connection with the consummation of the transactions contemplated by such Transaction Agreement, shall have been and remain satisfied, and any right of a party thereto not to consummate this Reorganization shall not have been exercised, by the closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, on or before the Closing Date. All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund’s name by the Reorganizing Fund Registrant’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.

The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund’s assets and liabilities, together with a list of the Reorganizing Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund Registrant.

The conditions to closing in Section 9.02(i) of the Transaction Agreement, relating to certain contribution, reimbursement and other payment obligations in the Reorganizing Fund, shall have been satisfied by the Reorganizing Fund Adviser and/or PNC Bank, N.A. (“Parent”), or waived by Federated (and such contribution, reimbursement and other payment obligations satisfied by the Reorganizing Fund Adviser and/or Parent or Federated.)

Any other condition precedent contained in the Transaction Agreement, with respect to the consummation of the Reorganization in connection with the consummation of the transactions contemplated by such Transaction Agreement, shall have been and remain satisfied, and any right of a party thereto not to consummate this Reorganization shall not have been exercised, by the closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
SURVIVING FUND AND REORGANIZING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1       This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Reorganizing Fund Registrant’s Declaration of Trust and By-Laws. Reasonable evidence of such approval in the form of a secretary’s certificate shall have been delivered to the Surviving Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.

8.2       On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be pending or, to the knowledge of the Reorganizing Fund or the Surviving Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3       All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.

8.4       The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. The Registration Statement and Proxy Materials shall have been mailed to the shareholders of the Reorganizing Fund consistent with applicable law. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       Any material differences between the prices of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures identified pursuant to paragraph 2.4 of this Agreement shall have been eliminated or otherwise resolved to the reasonable satisfaction of the parties.

8.6       The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:

a)	The transfer of all or substantially all of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution, liquidation and termination of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b)	No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.
c)	No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.
d)	No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares.
e)	The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.
f)	The tax basis of the Reorganizing Fund’s assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.
g)	The Surviving Fund will succeed to and take into account the items of Reorganizing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Such opinion shall be based on customary assumptions and shall be conditioned on (1) such representations as K&L Gates LLP may reasonably request (and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments hereof that K&L Gates LLP has not approved).. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. The Surviving Fund Adviser or its affiliates and/or the Reorganizing Fund Adviser or its affiliates will bear certain expenses associated with Reorganizing Fund’s and Surviving Fund’s participation in the Reorganization as agreed to between them. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage, printing and legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (c) solicitation and tabulation costs of the transaction; and (d) other related administrative or operational costs. The Surviving Fund shall bear expenses associated with the qualification of Surviving Fund Shares for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. All expenses paid by Surviving Fund will be solely and directly related to the Reorganization in accordance with the principles set forth in Revenue Ruling 73-54, 1973-1 C.B. 187. All expenses will be paid directly by the party bearing such expenses to the relevant providers of service or other payees. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in Reorganizing Fund or Surviving Fund failing to qualify and be eligible for treatment as a RIC under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1       The Surviving Fund Registrant, on behalf of the Surviving Fund, and the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, agree that neither party has made to the other party (and each party hereby disclaims the existence and veracity of) any representation, warranty, covenant, statement and/or understanding (including, without limitation, regarding assets, economics, compliance or other matters) not set forth herein, and that this Agreement constitutes the entire agreement between the parties, and supersedes any prior representation, warranty, covenant, statement and/or understanding between the parties with respect to the Reorganization.

10.2       Except as specified in the next sentence set forth in this paragraph 10.2, as between the parties to this Agreement, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the mutual agreement of the Surviving Fund Registrant and the Reorganizing Fund Registrant. In addition, either the Surviving Fund Registrant or the Reorganizing Fund Registrant may at its option terminate this Agreement at or before the Closing Date due to:

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days or, if earlier, by the Closing Date;
b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or
c)	a determination by a party’s Board, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Reorganizing Fund Registrant or the Surviving Fund Registrant, respectively, and notice given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Surviving Fund Registrant, the Reorganizing Fund, the Reorganizing Fund Registrant, or their respective Trustees or their respective officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the Surviving Fund Registrant, on behalf of the Surviving Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Reorganizing Fund, [__________________________] or the Surviving Fund, 4000 Ericsson Drive, Warrendale, PA 15086-7561, Attn: Chief Legal Officer.

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Notwithstanding the foregoing, following the Closing Date, no consent shall be required in respect of (a) the assignment and delegation of this Agreement by the Surviving Fund Adviser or the Reorganizing Fund Adviser to an acquirer of all or substantially all of the assets of such adviser who agrees in writing to be bound by all of the obligations of such adviser hereunder, (b) the merger of the Surviving Fund Adviser or the Reorganizing Fund Adviser with another person, provided the other person agrees in writing to be bound by all of the obligations of such adviser hereunder, or (c) the assignment and delegation of this Agreement by the Surviving Fund Adviser or Reorganizing Fund Adviser as a result of any sale to another person of securities issued by such adviser, provided the other person agrees in writing to be bound by all of the obligations of such party hereunder.

If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

It is expressly agreed that the obligations of the Reorganizing Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Reorganizing Fund Registrant personally, but shall bind only the property of the Reorganizing Fund, as provided in the Declaration of Trust of the Reorganizing Fund Registrant. Moreover, no series of the Reorganizing Fund Registrant other than the Reorganizing Fund shall be responsible for the obligations of the Reorganizing Fund hereunder, and all persons shall look only to the assets of the Reorganizing Fund to satisfy the obligations of the Reorganizing Fund or Reorganizing Fund Registrant hereunder. The execution and delivery of this Agreement have been authorized by the Trustees of the Reorganizing Fund Registrant on behalf of the Reorganizing Fund and signed by authorized officers of the Reorganizing Fund Registrant, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Reorganizing Fund as provided in the Declaration of Trust of the Reorganizing Fund Registrant.

It is expressly agreed that the obligations of the Surviving Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Surviving Fund Registrant personally, but shall bind only the property of the Surviving Fund, as provided in the Declaration of Trust of the Surviving Fund Registrant. Moreover, no series of the Surviving Fund Registrant other than the Surviving Fund shall be responsible for the obligations of the Surviving Fund hereunder, and all persons shall look only to the assets of the Surviving Fund to satisfy the obligations of the Surviving Fund or Surviving Fund Registrant hereunder. The execution and delivery of this Agreement have been authorized by the Trustees of the Surviving Fund Registrant on behalf of the Surviving Fund and signed by authorized officers of the Surviving Fund Registrant, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Surviving Fund as provided in the Declaration of Trust of the Surviving Fund Registrant.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

MONEY MARKET OBLIGATIONS TRUST

on behalf of its portfolio,
[Buyer Fund]

By:

Name:

Title:

PNC FUNDS

on behalf of its portfolio,
[Seller Fund]

By:

Name:

Title:

Solely for purposes of Article IX

Federated Investment Management Company

By:

Name:

Title:

Solely for purposes of Article IX

PNC Capital Advisors, LLC

By:

Name:

Title:

PNC Total Return Advantage Fund - Federated Total Return Bond Fund

PNC Ultra Short Bond Fund - Federated Ultrashort Bond Fund

[SELLER FUND]

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of August, 2019, by and between [BUYER REGISTRANT], a [Maryland corporation][Massachusetts business trust], with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Surviving Fund Registrant”), on behalf of its series, [BUYER FUND NAME] (the “Surviving Fund”), and PNC Funds, a Delaware statutory trust, with its principal place of business at [ ] (the “Reorganizing Fund Registrant”), on behalf of [SELLER FUND NAME] (“Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”). [Federated Investment Management Company][Federated MDTA LLC], a Delaware [statutory trust][limited liability company] (the “Surviving Fund Adviser”), joins this Agreement solely for purposes of Article IX, and PNC Capital Advisors, LLC (the “Reorganizing Fund Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of Article IX.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers [REORGANIZING FUND SHARE CLASSES]) (the “Reorganizing Fund Shares”) in exchange solely for shares ([SURVIVING FUND SHARE CLASSES], respectively), no par value per share, of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares ([SURVIVING FUND SHARE CLASSES]) to the holders of the outstanding shares of the Reorganizing Fund ([REORGANIZING FUND SHARE CLASSES], respectively), and (iii) the liquidation, dissolution and termination of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Surviving Fund and the Reorganizing Fund are separate series of the Surviving Fund Registrant and the Reorganizing Fund Registrant, respectively, the Surviving Fund Registrant and Reorganizing Fund Registrant are open-end, registered management investment companies, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;

WHEREAS, the [Surviving Fund and Reorganizing Fund][Funds] are authorized to issue their shares of [stock and beneficial interests, respectively][beneficial interests];

WHEREAS, the Trustees of the Reorganizing Fund Registrant have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund [and that the interests of the existing shareholders of the Reorganizing Fund will not be diluted as a result of the Reorganization] [INCLUDE BRACKETED LANGUAGE FOR 17A-8 REORGANIZATION];

WHEREAS, the [Trustees][Directors] of the Surviving Fund Registrant have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund [and that the interests of the existing shareholders of the Surviving Fund will not be diluted as a result of the Reorganization] [INCLUDE BRACKETED LANGUAGE FOR 17A-8 REORGANIZATION];

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND

1.1       THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional shares of each class of Surviving Fund Shares determined by multiplying (a) the outstanding shares of each class of the Reorganizing Fund Shares by (b) the ratio computed by dividing (x) the net asset value (“NAV”) per share of such class of the Reorganizing Fund Shares computed in the manner as of the time and date set forth in paragraph 2.2 by (y) the NAV per share of the corresponding class of Surviving Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2 . Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their Reorganizing Fund Shares, as detailed on the below table. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

[REORGANIZATION-SPECIFIC SHARE CLASS MAPPING TABLE TO BE INCLUDED]

1.2       ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, all cash (except as provided below), securities, commodities, interests in futures, dividends or interest receivable, and other assets (except as provided in the next sentence), owned by the Reorganizing Fund as of the Closing Date. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund.

The Reorganization is to occur on the Closing Date, which is expected to be on or after [ ], 2019. On the Closing Date, substantially all of the assets of the Reorganizing Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Reorganizing Fund liabilities recorded on the Reorganizing Fund’s books on or before the Closing Date) will be transferred to the Surviving Fund. In exchange for the transfer of these assets, the Surviving Fund will simultaneously issue to the Reorganizing Fund a number of full and fractional [SURVIVING FUND SHARE CLASSES], (as applicable) of the Surviving Fund equal in value to the aggregate NAV of the [REORGANIZING FUND SHARE CLASSES], respectively, of the Reorganizing Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.

The Reorganizing Fund may set aside cash up to an amount sufficient to satisfy its liabilities, which (along with deferred or prepaid expenses) would not be transferred to the Surviving Fund.

1.3       LIABILITIES TO BE DISCHARGED. The Reorganizing Fund shall discharge all of its known and quantifiable liabilities and other known obligations (including, without limitation, any trustee deferred compensation liability or any liabilities arising due to the termination of any Reorganizing Fund contract) prior to or as of the Closing Date. For the avoidance of doubt, the Surviving Fund shall not assume any liabilities or obligations of the Reorganizing Fund in connection with the Reorganization. Any liabilities or obligations not discharged by the Reorganizing Fund as of the Closing Date shall be assumed by the Reorganizing Fund Adviser as of the Closing Date.

1.4       LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record of each class of the Reorganizing Fund, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the shares of the corresponding class of Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with the settlement of any securities transactions effected before, but not settled by, the Closing Date, with such settlements to be delivered to the Surviving Fund, or in connection with the Reorganizing Fund’s liquidation, dissolution and termination.

1.5       OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate NAV of the Reorganizing Fund Shares computed in the manner set forth in paragraph 2.2, to be distributed to Reorganizing Fund Shareholders.

1.6       TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time, as a condition of such issuance and transfer, shall be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.

1.7       REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund.

1.8       TERMINATION. The Reorganizing Fund shall be liquidated, dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4 and the completion of all of its regulatory obligations and filings.

1.9       BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date. Copies of the applicable books and records may be retained as required by applicable law or as necessary for the Reorganizing Fund or the Reorganizing Fund Adviser on behalf of the Reorganizing Fund to prepare and file tax returns pursuant to paragraph 5.10 of this Agreement, provided that the Reorganizing Fund maintains them in a secure and confidential manner and does not disclose them unless required by law (which, for the avoidance of doubt, shall include the Reorganizing Fund’s obligation to file tax returns).

1.10       OTHER REORGANIZATION-SPECIFIC ITEMS.

In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Surviving Fund Shares shall be waived with respect to the Reorganizing Fund Shareholder’s initial receipt of Surviving Fund Shares as part of the Reorganization.

With respect to the Class A Shares of the Surviving Fund (“Relevant Surviving Fund Shares”) to be acquired by shareholders of the Reorganizing Fund’s [RELEVANT REORGANIZING FUND SHARE CLASS], in connection with the Reorganization, such a Reorganizing Fund Shareholder will be issued Relevant Surviving Fund Shares pursuant to the terms of this Agreement at NAV (without reduction for a sales charge). With respect to subsequent purchases of Relevant Surviving Fund Shares in the future, such future purchases of Relevant Surviving Fund Shares would be at NAV so long as such future purchase otherwise qualifies for a sales load exception pursuant to the terms of the Surviving Fund’s prospectus (such as, for example, that the shares are purchased through a program offered by a financial intermediary that provides for the purchase of shares without imposition of a sales charge and where the financial intermediary has agreed not to receive a dealer reallowance on purchases under the program).

Any privileges granted to any Reorganizing Fund Shareholder in connection with the Reorganization shall apply only with respect to the account of such Reorganizing Fund Shareholder opened on the books and records of the Surviving Fund as part of the Reorganization, and not to any existing account with the Surviving Fund or any other fund within the Federated Family of Funds or, unless otherwise specifically indicated herein, any other account opened by or on behalf of any Reorganizing Fund Shareholder with the Surviving Fund or any other fund within the Federated Family of Funds (except that Reorganizing Fund Shareholders whose accounts are designated “net asset value” shall retain the “net asset value” designation if the Reorganizing Fund Shareholder exchanges into another fund within the Federated Family of Funds).

ARTICLE II

VALUATION

2.1       VALUATION OF ASSETS. The value of the Reorganizing Fund’s assets to be acquired by the Surviving Fund hereunder shall be the value of such assets computed as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Surviving Fund Registrant’s [Articles of Incorporation][Declaration of Trust] and the Surviving Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be determined necessary prior to closing and mutually agreed upon by the parties (and approved by the respective Boards of [Directors][Trustees][Directors/Trustees] (“Board”) of the Surviving Fund Registrant and Reorganizing Fund Registrant).

2.2       VALUATION OF SHARES. The NAV per share of each class of Surviving Fund Shares shall be the NAV per share of such class of Surviving Fund Shares computed as of the closing on the Closing Date, using the valuation procedures set forth in the Surviving Fund Registrant’s [Articles of Incorporation][Declaration of Trust] and the Surviving Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be determined necessary prior to closing and mutually agreed upon by the parties (and approved by their respective Boards).

2.3       SHARES TO BE ISSUED. The number of shares of each class of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund’s assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.

2.4       DETERMINATION OF VALUE. All computations of value shall be made by [State Street Bank and Trust Company][Bank of New York Mellon], on behalf of the Surviving Fund and the Reorganizing Fund. The Reorganizing Fund Registrant and the Surviving Fund Registrant agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuations of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing shall occur on or about [ ], 2019, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Investors, Inc. (“Federated”), 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree. The closing may be held in person, by facsimile, email or other communication means as the parties may agree.

3.2       CUSTODIAN’S CERTIFICATE. The Bank of New York Mellon, as custodian for the Reorganizing Fund (the “Custodian”), shall deliver to the Surviving Fund and the Reorganizing Fund at the closing a certificate of an authorized officer of the Custodian stating that: (a) the Reorganizing Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund as of the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.

3.3       EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the New York Stock Exchange (“NYSE”) or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored that is mutually acceptable to the parties.

3.4       TRANSFER AGENT’S CERTIFICATE. The Bank of New York Mellon, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of each class of outstanding Reorganizing Fund Shares owned by each such shareholder immediately prior to the closing. The Surviving Fund shall issue and deliver, or cause, State Street Bank and Trust Company (and/or its service agent, DST Systems, Inc.), its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund’s account on the books of the Surviving Fund. At the closing, each party shall deliver to the other such bills of sale, checks, assignments, treasurer, chief financial officer, president/vice president, secretary or other officer certificates, custodian and transfer agent instructions and certificates, tax opinions, receipts and other instruments or documents, if any, as such other party or its counsel, may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1       REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Surviving Fund Registrant, on behalf of the Surviving Fund, as follows:

u)	The Reorganizing Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.
v)	The Reorganizing Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund Registrant’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund Shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
w)	The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
x)	The Reorganizing Fund is not in violation of, and assuming shareholder approval of the Reorganization is obtained, the execution, delivery, and performance of this Agreement will not result in the violation of, any provision of the Reorganizing Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.
y)	The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts relating to the Reorganizing Fund, other than agreements necessary to fulfill the Reorganizing Fund’s responsibilities under paragraph 1.7, will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund). All such other agreements shall be terminated with respect to the Reorganizing Fund promptly after its responsibilities under paragraph 1.7 are discharged.
z)	Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or assets. Any such litigation, administrative proceeding or investigation of or before any court or governmental body, if adversely determined, would not materially and adversely affect the Reorganizing Fund’s financial condition, the conduct of its business, or the ability of the Reorganizing Fund to carry out the transactions contemplated by this Agreement. The Reorganizing Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
aa)	The audited financial statements of the Reorganizing Fund as of May 31, 2019, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Reorganizing Fund’s assets as of the date of such statements, (copies of which have been furnished to the Surviving Fund) fairly reflect in all material respects the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
bb)	Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Reorganizing Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Surviving Fund. For the purposes of this sub-paragraph (h), a decline in the NAV of the Reorganizing Fund shall not constitute a material adverse change.
cc)	As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund’s knowledge, there have been no material miscalculations of the NAV of the Reorganizing Fund or the NAV per share of any class or classes of Reorganizing Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
dd)	The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund, the Reorganizing Fund Registrant’s Board and committees of the Reorganizing Fund Registrant’s Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.
ee)	The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.
ff)	All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.
gg)	All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable (except as described in the registration statement on Form N-1A of the Reorganizing Fund Registrant) by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the closing, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund’s transfer agent as provided in paragraph 3.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.
hh)	At the closing, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund’s assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Delaware, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to the Surviving Fund.
ii)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund other than shareholder approval as required by paragraph 5.2. Subject to approval by the Reorganizing Fund Shareholders and due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
jj)	The information furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents necessary in connection with the transactions contemplated herein is accurate and complete in all material respects.
kk)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided to the Surviving Fund Registrant or its service providers and/or agents in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
ll)	The Reorganizing Fund has qualified, elected and been eligible to be treated as a “regulated investment company” under Sections 851 and 852 of the Code (a “RIC”), in respect of each taxable year since its commencement of operations; and qualifies and is treated and will continue to qualify and be treated as a RIC under Sections 851 and 852 of the Code for its taxable year ending upon the Closing Date.
mm)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement (as defined in paragraph 5.7), and the filing of any articles, certificates or other documents that may be required under Delaware law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Reorganizing Fund as described in paragraph 5.2.
nn)	The Reorganizing Fund, and the Reorganizing Fund Registrant with respect to the Reorganizing Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund, or the Reorganizing Fund Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund Registrant’s ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund’s ability to consummate the transactions contemplated by this Agreement.

4.2       REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund Registrant, on behalf of the Surviving Fund, represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, as follows:

u)	The Surviving Fund is a legally designated, separate series of a [corporation][business trust] duly organized, and validly existing, [and in good standing] [INCLUDE VARIABLE FOR MD CORPORATIONS] under the laws of the [State of Maryland][Commonwealth of Massachusetts].
v)	The Surviving Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Surviving Fund Registrant’s registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund Shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
w)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. Subject to approval by the Reorganizing Fund Shareholders and due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
x)	The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
y)	The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, any provision of the Surviving Fund Registrant’s [Articles of Incorporation][Declaration of Trust] or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.
z)	Except as otherwise disclosed in writing to and accepted by the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets. Any such litigation, administrative proceeding or investigation of or before any court or governmental body if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
aa)	The audited financial statements of the Surviving Fund as of [MOST RECENT FYE] and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Surviving Fund’s assets as of the date of such statements, (copies of which have been furnished to the Reorganizing Fund) fairly reflect in all material respects the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
bb)	[The unaudited financial statements of the Surviving Fund as of [MOST RECENT SEMI-ANNUAL REPORTING PERIOD END], and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Surviving Fund’s assets as of the date of such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect in all material respects the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.]
cc)	Since the date of the financial statements referred to in sub-paragraph [(h)] above, there have been no material adverse changes in the Surviving Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Reorganizing Fund. For the purposes of this sub-paragraph [(i)], a decline in the NAV of the Surviving Fund shall not constitute a material adverse change.
dd)	All federal and other tax returns and reports of the Surviving Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Surviving Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
ee)	All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund (except as described in the registration statement on Form N-1A of the Surviving Fund Registrant). The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.
ff)	Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, as of the closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.
gg)	The information furnished by the Surviving Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents necessary in connection with the transactions contemplated herein is accurate and complete in all material respects.
hh)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Surviving Fund Registrant with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided to the Reorganizing Fund Registrant or its service providers and/or agents in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
ii)	The Surviving Fund has qualified, elected and been eligible to be treated as a RIC under Sections 851 and 852 of the Code in respect of each taxable year since its commencement of operations; and qualifies and is treated and will continue to qualify and be treated as a RIC under Sections 851 and 852 of the Code for its current taxable year.
jj)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or [Maryland][Massachusetts] law for the execution of this Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement (as defined in paragraph 5.7), and the filing of any articles, certificates or other documents that may be required under [Maryland][Massachusetts] law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
kk)	The Surviving Fund, and the Surviving Fund Registrant with respect to the Surviving Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Surviving Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Surviving Fund, threatened against the Surviving Fund, or the Surviving Fund Registrant with respect to the Surviving Fund, that would question the right, power or capacity of (a) the Surviving Fund to conduct its business as conducted now or at any time in the past, or (b) the Surviving Fund Registrant’s ability to enter into this Agreement on behalf of the Surviving Fund or the Surviving Fund’s ability to consummate the transactions contemplated by this Agreement.
ll)	As of the date hereof, except as previously disclosed to the Reorganizing Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Surviving Fund’s knowledge, there have been no material miscalculations of the NAV of the Surviving Fund or the NAV per share of any class or classes of Surviving Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
mm)	The minute books and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement contain a true and complete record of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Surviving Fund, the Surviving Fund Registrant’s Board and committees of the Surviving Fund Registrant’s Board. The stock transfer ledgers and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Surviving Fund Shares.
nn)	The Surviving Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.

ARTICLE V

COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND

5.1       OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include portfolio turnover, changes to the portfolio necessary to transition the portfolio to the Surviving Fund, customary dividends, other dividends and distributions to shareholders contemplated herein, and shareholder purchases and redemptions.

5.2       APPROVAL OF SHAREHOLDERS. The Reorganizing Fund Registrant will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3       INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4       ADDITIONAL INFORMATION. The Reorganizing Fund will provide reasonable assistance to the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund Shares provided that the Reorganizing Fund will have no obligation to provide any information other than that contained on the books and records of the Reorganizing Fund’s transfer agent.

5.5       FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Surviving Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6       STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably mutually acceptable to the Surviving Fund and the Reorganizing Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Reorganizing Fund Registrant’s Treasurer.

5.7       PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Surviving Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus and statement of additional information of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registrant Statement and any additional proxy and/or solicitation materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8       PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Reorganizing Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, if any, for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

5.9       VALUATION MATTERS. Each of the Reorganizing Fund Registrant and the Surviving Fund Registrant covenants that it will provide prompt notice of any material changes to its respective valuation procedures, as approved by the Reorganizing Fund Registrant’s or the Surviving Fund Registrant’s Board, as applicable, prior to the Closing Date.

5.10       TAX FILINGS. The Reorganizing Fund (or the Reorganizing Fund Adviser on behalf of the Reorganizing Fund) shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Reorganizing Fund with respect to taxable years ending on or prior to the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

5.11        TREATMENT AS REORGANIZATION. The Reorganizing Fund and the Surviving Fund agree to treat the Reorganization as a “reorganization” under Section 368(a) of the Code and will file all tax returns consistent with such treatment. Neither the Reorganizing Fund nor the Surviving Fund will take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” under Section 368(a)(1) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND

The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

The Surviving Fund Registrant, on behalf of the Surviving Fund, shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Surviving Fund Registrant, on behalf of the Surviving Fund, on or before the Closing Date. All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund’s name by the Surviving Fund Registrant’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.

Any condition precedent contained in that certain Transaction Agreement, dated May 6, 2019, by and between the Reorganizing Fund Adviser and Federated (the “Transaction Agreement”), with respect to the consummation of the Reorganization in connection with the consummation of the transactions contemplated by such Transaction Agreement, shall have been and remain satisfied, and any right of a party thereto not to consummate this Reorganization shall not have been exercised, by the closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, on or before the Closing Date. All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund’s name by the Reorganizing Fund Registrant’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.

The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund’s assets and liabilities, together with a list of the Reorganizing Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund Registrant.

Any condition precedent contained in the Transaction Agreement, with respect to the consummation of the Reorganization in connection with the consummation of the transactions contemplated by such Transaction Agreement, shall have been and remain satisfied, and any right of a party thereto not to consummate this Reorganization shall not have been exercised, by the closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
SURVIVING FUND AND REORGANIZING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1       This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Reorganizing Fund Registrant’s Declaration of Trust and By-Laws. Reasonable evidence of such approval in the form of a secretary’s certificate shall have been delivered to the Surviving Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.

8.2       On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be pending or, to the knowledge of the Reorganizing Fund or the Surviving Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3       All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.

8.4       The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. The Registration Statement and Proxy Materials shall have been mailed to the shareholders of the Reorganizing Fund consistent with applicable law. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       Any material differences between the prices of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures identified pursuant to paragraph 2.4 of this Agreement shall have been eliminated or otherwise resolved to the reasonable satisfaction of the parties.

8.6       The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:

h)	The transfer of all or substantially all of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution, liquidation and termination of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
i)	No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.
j)	No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.
k)	No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares.
l)	The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.
m)	The tax basis of the Reorganizing Fund’s assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.
n)	The Surviving Fund will succeed to and take into account the items of Reorganizing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Such opinion shall be based on customary assumptions and shall be conditioned on (1) such representations as K&L Gates LLP may reasonably request (and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments hereof that K&L Gates LLP has not approved). The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. The Surviving Fund Adviser or its affiliates and/or the Reorganizing Fund Adviser or its affiliates will bear certain expenses associated with Reorganizing Fund’s and Surviving Fund’s participation in the Reorganization as agreed to between them. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage, printing and legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (c) solicitation and tabulation costs of the transaction; and (d) other related administrative or operational costs. The Surviving Fund shall bear expenses associated with the qualification of Surviving Fund Shares for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. All expenses paid by Surviving Fund will be solely and directly related to the Reorganization in accordance with the principles set forth in Revenue Ruling 73-54, 1973-1 C.B. 187. All expenses will be paid directly by the party bearing such expenses to the relevant providers of service or other payees. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in Reorganizing Fund or Surviving Fund failing to qualify and be eligible for treatment as a RIC under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1       The Surviving Fund Registrant, on behalf of the Surviving Fund, and the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, agree that neither party has made to the other party (and each party hereby disclaims the existence and veracity of) any representation, warranty, covenant, statement and/or understanding (including, without limitation, regarding assets, economics, compliance or other matters) not set forth herein, and that this Agreement constitutes the entire agreement between the parties, and supersedes any prior representation, warranty, covenant, statement and/or understanding between the parties with respect to the Reorganization.

10.2       Except as specified in the next sentence set forth in this paragraph 10.2, as between the parties to this Agreement, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the mutual agreement of the Surviving Fund Registrant and the Reorganizing Fund Registrant. In addition, either the Surviving Fund Registrant or the Reorganizing Fund Registrant may at its option terminate this Agreement at or before the Closing Date due to:

d)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days or, if earlier, by the Closing Date;
e)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or
f)	a determination by a party’s Board, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Reorganizing Fund Registrant or the Surviving Fund Registrant, respectively, and notice given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Surviving Fund Registrant, the Reorganizing Fund, the Reorganizing Fund Registrant, or their respective [Directors][Trustees][Directors/Trustees] or their respective officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the Surviving Fund Registrant, on behalf of the Surviving Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Reorganizing Fund, [__________________________] or the Surviving Fund, 4000 Ericsson Drive, Warrendale, PA 15086-7561, Attn: Chief Legal Officer.

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Notwithstanding the foregoing, following the Closing Date, no consent shall be required in respect of (a) the assignment and delegation of this Agreement by the Surviving Fund Adviser or the Reorganizing Fund Adviser to an acquirer of all or substantially all of the assets of such adviser who agrees in writing to be bound by all of the obligations of such adviser hereunder, (b) the merger of the Surviving Fund Adviser or the Reorganizing Fund Adviser with another person, provided the other person agrees in writing to be bound by all of the obligations of such adviser hereunder, or (c) the assignment and delegation of this Agreement by the Surviving Fund Adviser or Reorganizing Fund Adviser as a result of any sale to another person of securities issued by such adviser, provided the other person agrees in writing to be bound by all of the obligations of such party hereunder.

If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

It is expressly agreed that the obligations of the Reorganizing Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Reorganizing Fund Registrant personally, but shall bind only the property of the Reorganizing Fund, as provided in the Declaration of Trust of the Reorganizing Fund Registrant.  Moreover, no series of the Reorganizing Fund Registrant other than the Reorganizing Fund shall be responsible for the obligations of the Reorganizing Fund hereunder, and all persons shall look only to the assets of the Reorganizing Fund to satisfy the obligations of the Reorganizing Fund or Reorganizing Fund Registrant hereunder.  The execution and delivery of this Agreement have been authorized by the Trustees of the Reorganizing Fund Registrant on behalf of the Reorganizing Fund and signed by authorized officers of the Reorganizing Fund Registrant, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Reorganizing Fund as provided in the Declaration of Trust of the Reorganizing Fund Registrant.

It is expressly agreed that the obligations of the Surviving Fund hereunder shall not be binding upon any of the [Directors][Trustees], shareholders, nominees, officers, agents, or employees of the Surviving Fund Registrant personally, but shall bind only the property of the Surviving Fund, as provided in the [Articles of Incorporation][Declaration of Trust] of the Surviving Fund Registrant. Moreover, no series of the Surviving Fund Registrant other than the Surviving Fund shall be responsible for the obligations of the Surviving Fund hereunder, and all persons shall look only to the assets of the Surviving Fund to satisfy the obligations of the Surviving Fund or Surviving Fund Registrant hereunder. The execution and delivery of this Agreement have been authorized by the [Directors][Trustees] of the Surviving Fund Registrant on behalf of the Surviving Fund and signed by authorized officers of the Surviving Fund Registrant, acting as such. Neither the authorization by such [Directors][Trustees] nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Surviving Fund as provided in the [Articles of Incorporation][Declaration of Trust] of the Surviving Fund Registrant.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

[BUYER REGISTRANT]

on behalf of its portfolio,
[Buyer Fund]

By:

Name:

Title:

PNC FUNDS

on behalf of its portfolio,
[Seller Fund]

By:

Name:

Title:

Solely for purposes of Article IX

[Federated Investment Management Company][Federated MDTA LLC]

By:

Name:

Title:

Solely for purposes of Article IX

PNC Capital Advisors, LLC

By:

Name:

Title:

ANNEX B

DOCUMENTS INCORPORATED BY REFERENCE

1.	A Statement of Additional Information (“SAI”) dated September 6, 2019, relating to this Prospectus/ Proxy Statement (File Nos. 33-31602 and 811-5950).
2.	Prospectus and SAI dated September 30, 2018, as supplemented, for Federated Government Obligations Fund (File Nos. 33-31602 and 811-5950).
3.	Prospectus and SAI dated June 30, 2019, as supplemented, for Federated U.S. Treasury Cash Reserves (File Nos. 33-31602 and 811-5950).
4.	Prospectus and SAI dated September 30, 2018, as supplemented, for Federated Treasury Obligations Fund (File Nos. 33-31602 and 811-5950).
5.	Prospectus and SAI dated January 31, 2019, as supplemented, for Federated Total Return Bond Fund (File Nos. 33-50773 and 811-7115).
6.	Prospectus and SAI dated May 29, 2019, as supplemented, for Federated Ultrashort Bond Fund (File Nos. 33-50773 and 811-7115).
7.	Annual Report dated July 31, 2018 for Federated Government Obligations Fund (File Nos. 33-31602 and 811-5950).
8.	Semi-Annual Report dated January 31, 2019 for Federated Government Obligations Fund (File Nos. 33-31602 and 811-5950).
9.	Annual Report dated April 30, 2019 for Federated U.S. Treasury Cash Reserves (File Nos. 33-31602 and 811-5950).
10.	Annual Report dated July 31, 2018 for Federated Treasury Obligations Fund (File Nos. 33-31602 and 811-5950).
11.	Semi-Annual Report dated January 31, 2019 for Federated Treasury Obligations Fund (File Nos. 33-31602 and 811-5950).
12.	Annual Report dated November 30, 2018 for Federated Total Return Bond Fund (File Nos. 33-50773 and 811-7115).
13.	Semi-Annual Report dated May 31, 2019 for Federated Total Return Bond Fund (File Nos. 33-50773 and 811-7115).
14.	Annual Report dated September 30, 2018 for Federated Ultrashort Bond Fund (File Nos. 33-50773 and 811-7115).
15.	Semi-Annual Report dated March 31, 2019 for Federated Ultrashort Bond Fund (File Nos. 33-50773 and 811-7115).
16.	Prospectus and SAI dated September 28, 2018, as supplemented, for PNC Government Money Market Fund, PNC Treasury Money Market Fund, PNC Treasury Plus Money Market Fund, PNC Total Return Advantage Fund and PNC Ultra Short Bond Fund (File Nos. 033-00488 and 811-04416).
17.	Annual Report dated May 31, 2019 for PNC Government Money Market Fund, PNC Treasury Money Market Fund, PNC Treasury Plus Money Market Fund, PNC Total Return Advantage Fund and PNC Ultra Short Bond Fund (File No. 811-04416).

ANNEX C

COMPARISON OF INVESTMENT OBJECTIVE AND STRATEGIES

PNC Government Money Market Fund (Reorganizing Fund)	Federated Government Obligations Fund (Surviving Fund)	Certain Differences
The Fund seeks to provide high current income consistent with stability of principal and liquidity.	The Fund’s investment objective is to provide current income consistent with stability of principal.	The PNC Fund’s investment objective is non-fundamental while the Federated Fund’s objective is fundamental.

Under normal circumstances, the Fund invests 100% of its net assets plus any borrowings for investment purposes in short-term obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds, and certificates of indebtedness, securities issued or guaranteed by agencies, authorities, instrumentalities, or sponsored enterprises of the U.S. government, and repurchase agreements collateralized by obligations issued or guaranteed by the U.S. government or securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Federal Farm Credit Bank (“FFCB”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), and Federal Home Loan Banks (“FHLBs”). The Fund will provide shareholders with at least 60 days’ written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities.

The Adviser manages the Fund so that it will qualify as a “government money market fund.” Government money market funds remain eligible under Rule 2-a7 to use the amortized cost method of valuation to seek to maintain a stable NAV of $1 per share. Government money market funds are also generally not subject to the default liquidity fees and redemption gates that may apply to other money market funds under Rule 2a-7, and the Board has determined not to adopt liquidity fees or redemption gates for the Fund at this time, although the Board retains the ability under Rule 2a-7 to impose them at a later date.

The Fund invests in a portfolio of U.S. Treasury and government securities maturing in 397 days or less and repurchase agreements collateralized fully by U.S. Treasury and government securities. The Fund may also hold cash. The Fund limits its investments to those that would enable it to qualify as a permissible investment for federally chartered credit unions as set forth in applicable federal banking regulations.

The Adviser targets a dollar-weighted average portfolio maturity (DWAM) range based upon its interest rate outlook. The Adviser formulates its interest rate outlook by analyzing a variety of factors, such as:

● current U.S. economic activity and the economic outlook;

● current short-term interest rates;

● the Federal Reserve Board’s policies regarding short-term interest rates; and

● the potential effects of foreign economic activity on U.S. short-term interest rates.

The Adviser generally shortens the portfolio’s DWAM when it expects interest rates to rise and extends the DWAM when it expects interest rates to fall. This strategy seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes. The Adviser selects securities used to shorten or extend the portfolio’s DWAM by comparing the returns currently offered by different investments to their historical and expected returns.

The Fund will: (1) maintain a DWAM of 60 days or less; and (2) maintain a weighted average life (WAL) of 120 days or less. Certain of the securities in which the Fund invests may pay interest at a rate that is periodically adjusted (“Adjustable Rate Securities”). For purposes of calculating DWAM, the maturity of an Adjustable Rate Security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating WAL, the maturity of an Adjustable Rate Security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day WAL limitation could serve to limit the Fund’s ability to invest in Adjustable Rate Securities.

The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act, as amended. “Government money market funds” are required to invest at least 99.5% of their total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully. Government money market funds are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates.

The Fund has not elected to be subject to the liquidity fees and gates requirement at this time.

Under normal conditions, the Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in government securities and/or repurchase agreements that are collateralized fully by government securities. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.

PNC Government Money Market Fund invests 100% of its net assets plus any borrowings for investment purposes in short-term obligations issued or guaranteed by the U.S. government, securities issued or guaranteed by agencies, authorities, instrumentalities, or sponsored enterprises of the U.S. government, repurchase agreements collateralized by obligations issued or guaranteed by the U.S. government or securities issued or guaranteed by agencies, authorities, instrumentalities, or sponsored enterprises of the U.S. government, and in cash and cash equivalents, including demand deposits with a bank. Federated Government Obligations Fund invests at least 99.5% of its total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully.

Federated Government Obligations Fund limits its investments to those that would enable it to qualify as a permissible investment for federally chartered credit unions as set forth in applicable federal banking regulations, whereas PNC Government Money Market Fund does not have a corresponding investment limitation.

PNC Treasury Money Market Fund (Reorganizing Fund)	Federated U.S. Treasury Cash Reserves (Surviving Fund)	Certain Differences
The Fund seeks to provide high current income consistent with stability of principal and liquidity.	The Fund’s investment objective is current income consistent with stability of principal and liquidity.	The PNC Fund’s investment objective is non-fundamental while the Federated Fund’s objective is fundamental.

Under normal circumstances, the Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days’ written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities.

The Adviser manages the Fund so that it will qualify as a “government money market fund.” Government money market funds remain eligible under Rule 2a-7 to use the amortized cost method of valuation to seek to maintain a stable NAV of $1 per share. Government money market funds are also generally not subject to the default liquidity fees and redemption gates that may apply to other money market funds under Rule 2a-7, and the Board has determined not to adopt liquidity fees or redemption gates for the Fund at this time, although the Board retains the ability under the Rule 2a-7 to impose them at a later date.

The Fund invests in a portfolio of U.S. Treasury securities maturing in 397 days or less that pay interest exempt from state personal income tax. The Fund may also hold cash. The Fund may temporarily depart from its principal investment strategies for defensive purposes.

The Fund’s Adviser targets a dollar-weighted average portfolio maturity (DWAM) range based upon its interest rate outlook. The Adviser formulates its interest rate outlook by analyzing a variety of factors, such as:

● current U.S. economic activity and the economic outlook;

● current short-term interest rates;

● the Federal Reserve Board’s policies regarding short-term interest rates; and

● the potential effects of foreign economic activity on U.S. short-term interest rates.

The Adviser generally shortens the portfolio’s DWAM when it expects interest rates to rise and extends the DWAM when it expects interest rates to fall. This strategy seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes. The Adviser selects securities used to shorten or extend the portfolio’s DWAM by comparing the returns currently offered by different investments to their historical and expected returns.

The Fund will: (1) maintain a DWAM of 60 days or less; and (2) maintain a weighted average life (WAL) of 120 days or less. Certain of the securities in which the Fund invests may pay interest at a rate that is periodically adjusted (“Adjustable Rate Securities”). For purposes of calculating DWAM, the maturity of an Adjustable Rate Security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating WAL, the maturity of an Adjustable Rate Security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day WAL limitation could serve to limit the Fund’s ability to invest in Adjustable Rate Securities.

The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). “Government money market funds” are required to invest at least 99.5% of their total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully.

Government money market funds are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates.

The Fund has not elected to be subject to the liquidity fees and gates requirement at this time.

The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in U.S. Treasury investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury investments.

PNC Treasury Money Market Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations, and in cash and cash equivalents, including demand deposits with a bank. Federated U.S. Treasury Cash invests in a portfolio of U.S. Treasury securities maturing in 397 days or less that pay interest exempt from state personal income tax. The Fund may also hold cash. The Fund may temporarily depart from its principal investment strategies for defensive purposes.
PNC Treasury Plus Money Market Fund (Reorganizing Fund)	Federated Treasury Obligations Fund (Surviving Fund)	Certain Differences
The Fund seeks to provide high current income consistent with stability of principal while maintaining liquidity.	The Fund’s investment objective is to provide current income consistent with stability of principal.	The PNC Fund’s investment objective is non-fundamental while the Federated Fund’s objective is fundamental.

The Adviser invests Fund assets in a way that it believes will help the Fund achieve its objective. Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its objective. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions, or company performance, and these judgments may affect the return on your investment.

The Fund may hold cash pending investment and may invest up to 100% of its assets in cash and/or short-term obligations issued or guaranteed by the U.S. government, including, but not limited to, Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government for temporary defensive purposes. The investments may prevent the Fund from meeting its investment objective.

Additionally, pursuant to SEC rules, the Fund may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs in shares of other money market funds offered by PNC Funds and other investment companies affiliated with the Adviser. The Fund will bear the costs and fees associated with investments in other investment companies, including other investment companies managed by the Adviser or its affiliates, except that the Adviser has agreed to waive its advisory fee in an amount equal to the advisory fees paid to the Adviser by a PNC money market fund with respect to the Fund’s short-term reserves swept into a PNC money market fund. Certain other contractual and voluntary advisory fee waivers may reduce the Adviser’s obligation to waive its advisory fees in connection with such investments.

This waiver does not apply to cash collateral from the Fund’s securities lending program invested in a PNC money market fund, and the waiver may be terminated at any time without prior notice. Because the Adviser and/or its affiliates receive fees for providing services to PNC Funds and certain other funds in which the Fund may invest, the Fund’s investments in such funds benefit the Adviser and/or the Adviser’s affiliates.

Under normal circumstances, the Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, repurchase agreements collateralized by obligations of the U.S. Treasury, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days’ written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities.

The Adviser manages the Fund so that it will qualify as a “government money market fund.” Government money market funds remain eligible under Rule 2a-7 to use the amortized cost method of valuation to seek to maintain a stable net asset value of $1 per share. Government money market funds are also generally not subject to the default liquidity fees and redemption gates that may apply to other money market funds under Rule 2a-7, and the Board has determined not to adopt liquidity fees or redemption gates for the Fund at this time, although the Board retains the ability under Rule 2a-7 to impose them at a later date.

The Fund invests in a portfolio of U.S. Treasury securities maturing in 397 days or less and repurchase agreements collateralized fully by U.S. Treasury securities. The Fund may also hold cash.

The Fund’s Adviser targets a dollar-weighted average portfolio maturity (DWAM) range based upon its interest rate outlook. The Adviser formulates its interest rate outlook by analyzing a variety of factors, such as:

● current U.S. economic activity and the economic outlook;

● current short-term interest rates;

● the Federal Reserve Board’s policies regarding short-term interest rates; and

● the potential effects of foreign economic activity on U.S. short-term interest rates.

The Adviser generally shortens the portfolio’s DWAM when it expects interest rates to rise and extends the DWAM when it expects interest rates to fall. This strategy seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes. The Adviser selects securities used to shorten or extend the portfolio’s DWAM by comparing the returns currently offered by different investments to their historical and expected returns.

The Fund will: (1) maintain a DWAM of 60 days or less; and (2) maintain a weighted average life (WAL) of 120 days or less. Certain of the securities in which the Fund invests may pay interest at a rate that is periodically adjusted (“Adjustable Rate Securities”). For purposes of calculating DWAM, the maturity of an Adjustable Rate Security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating WAL, the maturity of an Adjustable Rate Security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day WAL limitation could serve to limit the Fund’s ability to invest in Adjustable Rate Securities.

The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). “Government money market funds” are required to invest at least 99.5% of their total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully.

Government money market funds are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates.

The Fund has not elected to be subject to the liquidity fees and gates requirement at this time.

The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in Treasury investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in Treasury investments.

PNC Treasury Plus Money Market Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, repurchase agreements collateralized by obligations of the U.S. Treasury, and in other money market funds that invest exclusively in such obligations. Notwithstanding the above, PNC Treasury Plus Money Market Fund may hold a portion of its assets in cash and cash equivalents, including demand deposits with a bank, pending investment, to satisfy redemption requests or to meet the Fund’s other liquidity management needs. Federated Treasury Obligations Fund invests in a portfolio of U.S. Treasury securities maturing in 397 days or less and repurchase agreements collateralized fully by U.S. Treasury securities. The Fund may also hold cash.

PNC Total Return Advantage Fund (Reorganizing Fund)	Federated Total Return Bond Fund (Surviving Fund)	Certain Differences
The Fund seeks to provide current income as well as capital appreciation.	The Fund’s investment objective is to provide total return.	The PNC Fund’s investment objective is non-fundamental while the Federated Fund’s objective is fundamental.

The Fund primarily invests in a diversified portfolio of investment-grade fixed-income securities. The dollar-weighted average duration of the Fund’s portfolio is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets in investment-grade debt securities. The Fund may invest up to 20% of its assets in fixed-income securities that are rated below investment-grade or, if unrated, are determined by the Adviser to be of comparable quality, sometimes known as “junk bonds.” Junk bonds may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly rated securities. The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy.

The Fund may invest in fixed-income securities of any type. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities, or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac, and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes, and bonds. Investment-grade fixed-income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund does not intend to invest in junk bonds rated by S&P Global Ratings at the time of purchase below C or that are of equivalent quality as determined by the Adviser. The Fund utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, in the Adviser’s view, it no longer offers attractive growth prospects or to take advantage of what the Adviser considers to be a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures, and options on futures.

The Fund pursues its investment objective by investing primarily in U.S. dollar denominated, investment-grade, fixed-income securities. In addition, the Fund may invest in high-yield, non-U.S. dollar denominated, and emerging market fixed-income securities when Federated Investment Management Company (the “Adviser”) considers the risk-return prospects of those sectors to be attractive. The Fund may invest up to 25% of its total assets in noninvestment-grade debt securities (otherwise known as “junk bonds” or “leveraged loans”).” The amount of any unhedged, non-U.S. dollar denominated, fixed-income securities and foreign currencies in the Fund’s portfolio will normally not exceed 10% of the Fund’s total assets. The maximum amount that the Fund may invest in non-U.S. dollar denominated, fixed-income securities and foreign currencies is 20% of the Fund’s total assets. When pursuing a strategy of investing in foreign securities, the Fund may buy or sell foreign currencies in lieu of or in addition to non-U.S. dollar denominated, fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets. A description of the various types of securities in which the Fund principally invests, and their risks, immediately follows this strategy section.

The Adviser actively manages the Fund’s portfolio seeking total returns over longer time periods in excess of the Bloomberg Barclays U.S. Aggregate Bond Index (BBAB). The BBAB is a composite index of the domestic, investment- grade, fixed-rate bond market, represented by the following sectors: government and credit securities; agency mortgage pass- through securities; asset-backed securities; and commercial mortgage-backed securities. There can be no assurance that the Adviser will be successful in achieving investment returns in excess of the BBAB.

The Adviser utilizes a five-part decision making process, called the Alpha Pod Process, focusing on: (1) duration; (2) yield curve; (3) sector allocation; (4) security selection; and (5) currency management. Specifically,

- First, the Adviser lengthens or shortens portfolio duration from time to time based on its interest rate outlook. “Duration” measures the sensitivity of a security’s price to changes in interest rates. The greater a portfolio’s average duration, the greater the change in the portfolio’s value in response to a change in market interest rates.

- Second, the Adviser strategically positions the portfolio based on its expectations for changes in the relative yield of similar securities with different maturities (frequently referred to as a “yield curve”). The Adviser tries to combine individual portfolio securities with different durations to take advantage of relative changes in interest rates. Relative changes in interest rates may occur whenever longer-term interest rates move more, less or in a different direction than shorter-term interest rates.

- Third, the Adviser pursues relative value opportunities within the sectors in which the Fund may invest. The Fund primarily invests in the “core” sectors of the domestic investment-grade debt market represented in the BBAB. However, the Fund may also invest a portion of its assets in noninvestment- grade debt securities and non-U.S. dollar denominated debt securities. The Adviser may hedge its investment returns from securities denominated in foreign currencies. A currency hedge is a transaction intended to remove the influence of currency fluctuations on investment returns. This aspect of the Fund’s four part decision making process exposes investors to additional risks, which include credit risk, interest rate risk, currency risk and risks of foreign investing.

- Fourth, the Adviser selects individual securities within each sector that it believes may outperform a sector-specific index. For example, the Adviser employs fundamental analysis to determine the best corporate debt securities within specific credit quality constraints. Similarly, with respect to mortgage-backed debt securities, the Adviser utilizes sophisticated quantitative models to analyze specific characteristics of the underlying pool of mortgages and find the best available securities in the sector.

- Finally the Adviser monitors currency markets and off-shore macroeconomic and political trends which impact the currency markets through interest rate differentials, inflation rates, and investments flows. These fundamental factors and technical factors are combined to establish near-term and long-term trading ranges for various currency pairs. When the Adviser views a specific currency pair valuation as overvalued or undervalued, it tries to generate additional alpha from the potential mispricing.

This five-part investment process is designed to capitalize on the depth of experience and focus of each of the Adviser’s fixed-income sector teams – government, corporate, mortgage-backed, asset-backed, high-yield and international.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid in an attempt to benefit from changes in the value of the underlying investment(s). Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

- increase or decrease the effective duration of the Fund portfolio;

- seek to benefit from anticipated changes in the volatility of designated assets or instruments, such as indices, currencies and interest rates. (Volatility is a measure of the frequency and level of changes in the value of an asset or instrument without regard to the direction of such changes.)

- obtain premiums from the sale of derivative contracts;

- realize gains from trading a derivative contract; or

- hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.

When selecting investments for the Fund, the Fund can invest in securities directly or in other investment companies, including, for example, funds advised by the Adviser or its affiliates (an “Underlying Fund”). These Underlying Funds may include funds which are not available for general investment by the public. The investment companies in which the Fund invests are managed independently of the Fund and may incur additional expenses. At times, the Fund’s investment in Underlying Funds may be a substantial portion of the Fund’s portfolio.

The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in fixed-income investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets in fixed-income investments.

PNC Total Return Advantage Fund’s investment objective is to seek to provide current income as well as capital appreciation. Federated Total Return Bond Fund’s investment objective is to provide total return.

PNC Total Return Advantage Fund primarily invests in a diversified portfolio of investment-grade fixed-income securities, and the dollar-weighted average duration of the Fund’s portfolio is normally expected to range from three to twelve years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. PNC Total Return Advantage Fund utilizes an active trading approach and a number of strategies, including duration/maturity management, sector allocation and individual security selection. PNC Total Return Advantage Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

Federated Total Return Bond Fund invests primarily in U.S. dollar denominated, investment-grade, fixed- income securities, but may invest in high-yield, non-U.S. dollar denominated, and emerging market fixed-income securities (up to 20% of the Fund’s total assets) when the Fund’s adviser considers the risk-return prospects of those sectors to be attractive. Federated Total Return Bond Fund may invest up to 25% of the Fund’s total assets in securities that are rated below investment-grade (otherwise known as “junk bonds” or “leveraged loans”).

PNC Total Return Advantage Fund will, under normal circumstances, invest at least 80% of its net assets in investment-grade debt securities. Federated Total Return Bond Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income investments.

PNC Ultra Short Bond Fund (Reorganizing Fund)	Federated Ultrashort Bond Fund (Surviving Fund)	Certain Differences
The Fund seeks to provide current income while preserving capital.	The Fund’s investment objective is to provide total return consistent with current income.	The PNC Fund’s investment objective is non-fundamental while the Federated Fund’s objective is fundamental.

The Fund invests primarily in a diversified portfolio of investment-grade securities such as U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. Investment-grade securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

The dollar-weighted average duration of the Fund’s portfolio is normally expected to be less than 18 months, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment-grade fixed-income securities (bonds).

The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy.

The Fund invests primarily in fixed-income securities of all types. Corporate obligations include bonds, notes, and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac, and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes, and bonds. Investment-grade fixed-income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, in the Adviser’s view, it no longer offers attractive growth prospects or to take advantage of what the Adviser considers to be a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy, or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures, and options on futures.

The Fund invests in a diversified portfolio of fixed-income securities. The Fund’s investment adviser (the “Adviser”) actively manages the Fund’s portfolio seeking to limit fluctuation in the Fund’s Share price due to changes in market interest rates while selecting investments that should offer enhanced returns based upon the Adviser’s credit analysis. The Adviser attempts to limit fluctuation in the Fund’s Share price by limiting the dollar-weighted average effective duration of the Fund’s portfolio to one year or less. The Adviser then seeks higher returns through security selection than are possible in a portfolio limited exclusively to very high credit-quality securities. The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit-quality constraints) designed to enable money market funds to maintain a stable share price. A description of the various types of securities in which the Fund invests, and their risks, immediately follows this section.

The Fund invests primarily (that is, more than 50%) in investment-grade, fixed-income securities, but may invest up to 35% of its assets in noninvestment-grade, fixed-income securities. Investment-grade securities are those rated BBB- or higher by a nationally recognized statistical rating organization (NRSRO) or, if the securities are unrated, if they are deemed to be of equal quality by the Adviser. The Adviser attempts to select securities offering attractive risk-adjusted yields over comparable Treasury securities. Corporate and asset-backed securities offer higher yields compared to Treasury securities to compensate for their additional risks, such as credit risk. Mortgage-backed securities have higher yields due to their risk that the principal will be repaid faster than expected if the underlying mortgages are prepaid. Non-governmental, mortgage-backed securities also involve credit risk. In selecting securities, the Adviser seeks the higher relative returns of corporate and asset-backed (including mortgage-backed) securities, while attempting to limit or manage their additional credit or prepayment risks.

The Adviser’s investment process first allocates the Fund’s portfolio among fixed-income sectors. The Adviser makes a greater allocation of the Fund’s portfolio to those sectors that the Adviser expects to offer the best balance between current income and risk and thus offer the greatest potential for return. The allocation process is based on the Adviser’s continuing analysis of a variety of economic and market indicators in order to arrive at what the Adviser believes the yield “spread” should be for each security type. (The spread is the difference between the yield of a security versus the yield of a comparable U.S. Treasury security.)

Securities are selected by weighing projected spreads against the spreads at which the securities can currently be purchased. The Adviser also analyzes the prepayment risks and credit risks of individual securities in order to complete the analysis.

The Adviser attempts to manage the Fund’s prepayment risk by selecting mortgage-backed securities with characteristics that make prepayment fluctuations less likely. Characteristics that the Adviser may consider in selecting securities include the average interest rates of the underlying loans and the characteristics of the federal agencies (if any) that support the loans. The Adviser attempts to assess the relative returns and risks for mortgage-backed securities by analyzing how the timing, amount and allocation of cash flows might change in response to changing economic and market conditions.

The Adviser attempts to manage the Fund’s credit risk by selecting securities that make default in the payment of principal and interest less likely. The Adviser analyzes a variety of factors, including macroeconomic analysis and corporate earnings analysis to determine which business sectors and credit ratings are most advantageous for investment by the Fund. In selecting individual corporate fixed-income securities, the Adviser analyzes the issuer’s business, competitive position and general financial condition to assess whether the security’s credit risk is commensurate with its potential return. In order to enhance returns, the Adviser may purchase lower-rated securities, including noninvestment-grade securities, that provide better returns than investment-grade securities. There is no assurance that the Adviser’s efforts to enhance returns will be successful.

Within the Fund’s one-year portfolio duration constraint, the Adviser may further manage interest rate risk by lengthening or shortening duration from time to time based on its interest rate outlook. If the Adviser expects interest rates to decline, it will generally lengthen the Fund’s duration, and if the Adviser expects interest rates to increase, it will generally shorten the Fund’s duration. Because the Fund will typically invest in fixed-income securities with remaining maturities greater than one year, the Fund may use derivative contracts and certain collateralized mortgage obligations in an effort to maintain the Fund’s targeted duration. Under normal market conditions, the Fund’s dollar-weighted average effective maturity is expected to be 18 months or less. The Adviser formulates its interest rate outlook and otherwise attempts to anticipate changes in economic and market conditions by analyzing a variety of factors, such as:

● current and expected U.S. growth;

● current and expected interest rates and inflation;

● the U.S. Federal Reserve Board’s monetary policy; and

● changes in the supply of or demand for U.S. government securities.

The Fund’s average effective portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund’s portfolio, except that: (1) variable rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature or in the judgment of the Adviser, the security is sufficiently credit-sensitive that an interest rate adjustment would be less important to the valuation of the security than credit-spread movements (rationale generally applied in the case of non-investment-grade securities); (2) variable rate securities subject to a demand feature are deemed to mature on the longer of the next interest rate adjustment date or the date on which principal can be recovered through demand; (3) floating rate securities subject to a demand feature are deemed to mature on the date on which the principal can be recovered through demand; (4) the maturity of mortgage-backed and certain other asset-backed securities is determined on an “expected life” basis by the Adviser; and (5) the use of derivative contracts and certain Collateralized Mortgage Obligations (CMOs) for hedging transactions may cause certain securities to be deemed to have a longer or shorter maturity than they would otherwise have if such instruments were not used. In addition, a security that is subject to redemption at the option of the issuer on a particular date (“call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of the Fund is dollar-weighted based upon the market value of the Fund’s securities at the time of calculation.

There is no assurance that the Adviser’s efforts to forecast market interest rates and assess the impact of market interest rates on particular securities will be successful. The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s). Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

● increase or decrease the effective duration of the Fund’s portfolio;

● obtain premiums from the sale of derivative contracts;

● realize gains from trading a derivative contract; or

● hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.

The Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed-income investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to normally invest less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed-income investments.

PNC Ultra Short Bond Fund’s investment objective is to provide current income while preserving capital. Federated Ultrashort Bond Fund’s investment objective is to provide total return consistent with current income. Each of these Funds is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit-quality constraints) designed to enable money market funds to maintain a stable share price. PNC Ultra Short Bond Fund invests primarily in a diversified portfolio of fixed-income securities of all types, including investment-grade securities such as U.S. government securities, corporate bonds, asset-backed securities, and mortgage-backed securities. Normally, all securities purchased by PNC Ultra Short Bond Fund will be rated investment-grade at the time of purchase, or if unrated determined by the Fund’s adviser to be of comparable quality. Under normal circumstances, at least 80% of PNC Ultra Short Bond Fund’s net assets plus any borrowings for investment purposes will be invested in debt securities (bonds).

Federated Ultrashort Bond Fund invests primarily (at least 50%) in investment-grade, fixed-income securities, but may invest up to 35% of its assets in noninvestment-grade, fixed-income securities. Federated Ultrashort Bond Fund’s investment adviser seeks to enhance the Fund’s performance by allocating relatively more of its portfolio to the sector expected to offer the best balance between total return and risk. Certain of the government securities in which Federated Ultrashort Bond Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. A difference between the Funds is that the PNC Ultra Short Bond Fund does not principally invest in collateralized mortgage obligations and noninvestment-grade securities, whereas the Federated UltraShort Bond Fund may principally invest in these securities.

ANNEX D

PRINCIPAL INVESTMENT RISKS

	PNC Government Money Market Fund	Federated Government Obligations Fund	PNC Treasury Money Market Fund	Federated U.S. Treasury Cash Reserves	PNC Treasury Plus Money Market Fund	Federated Treasury Obligations Fund	PNC Total Return Advantage Fund	Federated Total Return Bond Fund	PNC Ultra Short Bond Fund	Federated Ultrashort Bond Fund
Active Trading risk							X		X
Additional Factors Affecting Yield		X		X		X
Agent Insolvency Risk								X
Asset-Backed Securities (ABS) Risk							X		X	X
Call Risk		X								X
Counterparty Credit Risk	X	X	X		X	X	X		X	X
Credit Enhancement Risk										X
Credit Risk							X	X
Currency Risk								X
Eurozone Related Risk								X
Exchange-Traded Funds Risk								X
Interest Rate Risk	X	X	X	X	X	X	X	X	X	X
Issuer Credit Risk		X							X	X
Large Shareholder Risk	X		X		X
Leverage Risk								X		X
Liquidity Risk								X		X
Loan Liquidity Risk								X
Loan Prepayment Risk								X
Management and Operation Risk	X		X		X		X		X
Mortgage-Backed Securities (MBS) Risk	X		X		X		X	X	X	X
Prepayment and Extension Risk							X	X	X	X
Risk Associated with Complex CMOs										X
Risk Associated with Investing Share Purchase Proceeds		X		X		X
Risk Associated with Noninvestment-Grade Securities							X	X		X
Risk Associated with Use of Amortized Cost	X	X	X	X	X	X
Risk of Foreign Investing							X	X	X	X
Risk of Inflation-Protected Bonds								X
Risk of Investing in Derivative Contracts and Hybrid Instruments							X	X	X	X
Risk of Investing in Emerging Market Countries								X
Risk of Investing in Loans								X
Risk of Loss After Redemption								X
Risk Related to the Economy	X	X	X	X	X	X	X	X	X	X
Technology Risk	X	X	X	X	X	X	X	X	X	X
Underlying Fund Risk								X

Active Trading Risk (PNC Funds only). To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Additional Factors Affecting Yield. There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, the Fund’s yield will vary.

Agent Insolvency Risk. In a syndicated loan, the agent bank is the bank in the syndicate that undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day-to-day administration of the loan (such as processing interest rate calculations, processing draws, pursuing certain available contractual remedies).

Asset-Backed Securities (ABS) Risk. The value of asset-backed securities (ABS) may be affected by certain factors such as interest rate risk, credit risk, prepayment risk and the availability of information concerning the pool of underlying assets and its structure. Under certain market conditions, ABS may be less liquid and may be difficult to value. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of ABS. ABS can also be subject to the risk of default on the underlying assets.

Call Risk. The Fund’s performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value.

Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.

Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking and bond insurance industries also may negatively affect the Fund.

Credit Risk. It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.

Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.

Eurozone Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.

Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchanged traded) that has the same investment objectives, strategies and policies.

Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Money market funds try to minimize this risk by purchasing higher-quality securities. Non-investment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.

Large Shareholder Risk (PNC Funds only). The Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders, or similarly managed accounts, including funds or accounts advised or sponsored by the Adviser. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase the Fund’s brokerage and/or other transaction costs. The Fund is currently utilized by certain large financial intermediaries as a sweep vehicle for accounts that they manage or offer and may be particularly susceptible to this risk.

Leverage Risk. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Liquidity Risk. The fixed-income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund could incur losses.

Loan Liquidity Risk. Loans generally are subject to legal or contractual restrictions on resale. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. Transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet shareholder redemptions in a timely manner. Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet shareholder redemptions in a timely manner.

Loan Prepayment Risk. During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled which may force the Fund to reinvest in lower-yielding instruments.

Management and Operation Risk (PNC Funds only). The Fund is subject to management risk because it is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome.

Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, the Fund’s counterparties, market participants, issuers of securities held by the Fund, or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund’s NAV or processing redemptions.

Mortgage-Backed Securities (MBS) Risk. A rise in interest rates may cause the value of MBS held by the Fund to decline. Certain MBS issued by government sponsored enterprises (“GSEs”) are not backed by the full faith and credit of the U.S. government. A nonagency MBS is subject to the risk that the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or a GSE. The Fund’s investments in collateralized mortgage obligations (“CMOs”) may entail greater market, prepayment and liquidity risks than other MBS. The mortgage loans underlying MBS generally are subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment.

Prepayment and Extension Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities. When interest rates rise, homeowners are less likely to prepay their mortgages. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed-income securities when interest rates rise.

Risk Associated with Complex CMOs. CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. The noninvestment-grade securities and CMOs in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Risk Associated with Investing Share Purchase Proceeds. On days during which there are net purchases of Fund Shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund’s yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will likely cause the Fund’s yield to increase. In the event of significant changes in short-term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.

Risk Associated with Noninvestment-Grade Securities. Securities rated below investment-grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal.

Risk Associated with Use of Amortized Cost. In the unlikely event that the Fund’s Board of Trustees (“Board”) were to determine, pursuant to Rule 2a-7, that the extent of the deviation between the Fund’s amortized cost per Share and its market-based NAV per Share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results.

Risk of Foreign Investing. Because the Fund invests in securities issued by foreign companies and national governments, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

Risk of Inflation-Protected Bonds. The value of inflation-protected bonds is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). If interest rates rise due to reasons other than inflation, the Fund’s investment in these bonds may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus, such as interest rate, credit, currency, liquidity and leverage risks.

Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Risk of Investing in Loans. In addition to the risks generally associated with debt instruments, such as credit, market, interest rate, liquidity and derivatives risks, bank loans are also subject to the risk that the value of the collateral securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. The Fund’s access to the collateral may be limited by bankruptcy, other insolvency laws or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the instrument. Loans generally are subject to legal or contractual restrictions on resale. Loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject securities laws protections against fraud and misrepresentation. While there can be no assurance that fraud or misrepresentation will not occur with respect to the loans and other investments in which the Fund invests, the Fund relies on the Adviser’s research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Risk of Loss After Redemption. The Fund may also invest in trade finance loan instruments primarily by investing in other investment companies (which are not available for general investment by the public) that owns those instruments and that are advised by an affiliate of the Adviser and is structured as an extended payment fund (EPF). In the EPF, the Fund, as shareholder, will bear the risk of investment loss during the period between when shares of such EPF are presented to the transfer agent of the EPF for redemption and when the net asset value of the EPF is determined for payment of the redeemed EPF shares (the “Redemption Pricing Date”).

Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, or industry or economic trends and developments may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.

Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

Underlying Fund Risk. The risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by underlying funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of underlying funds to achieve their respective investment objectives. The Fund bears Underlying Fund fees and expenses indirectly.

ANNEX E

COMPARISON OF INVESTMENT LIMITATIONS

The PNC Funds and the Federated Funds each have fundamental investment policies, which may not be changed without shareholder approval, as well as non-fundamental policies, which may be changed by the Funds’ respective Boards without shareholder approval. As discussed in the “Comparison of Investment Objectives and Policies,” the Federated Funds and the PNC Funds may be managed using similar investment strategies. However, even in this case, there are differences in the applicable investment limitations attributable primarily to the fact that the Federated Funds are part of the Federated “family” of funds and the PNC Funds are part of the PNC “family” of funds. Additionally, to the extent a PNC Fund and the corresponding Federated Fund have generally substantially similar limitations, but one Fund’s limitation is fundamental, while the other Fund’s is non-fundamental, this represents a difference as to whether shareholder approval is required to change such limitation. The following tables compare the investment policies of the PNC Funds and the Federated Funds:

PNC Government Money Market Fund (Reorganizing Fund)	Federated Government Obligations Fund (Surviving Fund)	Certain Differences
Concentration (fundamental). The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and (d) personal credit and business credit businesses will be considered separate industries.	Concentration (fundamental). The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
Concentration (non-fundamental). Notwithstanding sub-paragraph (a) to the concentration limit above, and as a non-fundamental policy (i.e., one that may be changed without any vote of shareholders) the Funds will not concentrate their investments in obligations issued by states or municipalities or their political sub-divisions that are not obligations exempt from one or more of the following: regular Federal income tax, state income tax, or local tax.

Investing in real estate (fundamental). The Fund may not purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

Investing in real estate (fundamental). The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investing in commodities (fundamental). The Fund may not invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, “commodities” includes commodity contracts.	Investing in commodities (fundamental). The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Underwriting (fundamental). The Fund may not act as an underwriter of securities within the meaning of the 1933 Act except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

Underwriting (fundamental). The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending money (fundamental). The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Lending cash or securities (fundamental). The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Borrowing money, issuing senior securities, pledging assets (fundamental). The Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Borrowing money and issuing senior securities (fundamental). The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.

Pledging assets (non-fundamental). The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

There is no corresponding policy.	Diversification of investments. With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
There is no corresponding policy.	Purchasing on margin (non-fundamental). The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.
There is no corresponding policy.	Illiquid securities (non-fundamental). The Fund will not acquire securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in such securities.
There is no corresponding policy.	Non-fundamental Names Rule policy. Under normal conditions, the Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in government securities and/or repurchase agreements that are collateralized fully by government securities. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.	Federated Government Obligations Fund has a non-fundamental policy adopted pursuant to Rule 35d-1 of the 1940 Act (the “Names Rule”) that requires the Fund to invest its assets so that at least 80% of its net assets are invested in government securities and/or repurchase agreements. PNC Government Money Market Fund does not have a corresponding policy. The non-fundamental Names Rule policy is separate from and in addition to the Fund’s non-fundamental policy to invest in particular securities as a government money market fund pursuant to Rule 2a-7 under the 1940 Act. The Fund must notify shareholders at least 60 days in advance of any change to its non-fundamental Names Rule policy.

Additional disclosures. With respect to the borrowing money policy above, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities,” except that a Fund may borrow from banks and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) for all borrowings. Should a Fund’s asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

For purposes of applying the commodities policy above, at the time of the establishment of the restriction, swap contracts and certain other financial transactions were not within the understanding of the term “commodities” or “commodity interests” and, for clarity, notwithstanding any federal legislation or regulatory action by the CFTC that subject swaps or such other financial transactions to regulation by the CFTC, the Fund is not restricted from investing in or entering into swap contracts or such other financial transactions by the fundamental policy.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

Except for the Fund’s policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

Additional disclosures. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. “Government money market funds” are required to invest at least 99.5% of their total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates.

Federated Government Obligations Fund has a non-fundamental policy to invest at least 99.5% of its total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. PNC Government Money Market Fund has a non-fundamental policy to invest 100% of its assets in such securities.

PNC Treasury Money Market Fund (Reorganizing Fund)	Federated U.S. Treasury Cash Reserves (Surviving Fund)	Certain Differences
Concentration (fundamental). The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and (d) personal credit and business credit businesses will be considered separate industries.

Concentration (non-fundamental). The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments are not deemed to constitute an industry.

Concentration (non-fundamental). Notwithstanding sub-paragraph (a) to the concentration limit above, and as a non-fundamental policy (i.e., one that may be changed without any vote of shareholders) the Funds will not concentrate their investments in obligations issued by states or municipalities or their political sub-divisions that are not obligations exempt from one or more of the following: regular Federal income tax, state income tax, or local tax.

Investing in real estate (fundamental). The Fund may not purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

Investing in real estate (fundamental).The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investing in commodities (fundamental). The Fund may not invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, “commodities” includes commodity contracts.	Investing in commodities (fundamental). The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Underwriting (fundamental). The Fund may not act as an underwriter of securities within the meaning of the 1933 Act except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

Underwriting (fundamental). The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending money (fundamental). The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Lending cash or securities (fundamental). The Fund will not lend any of its assets, except that it may purchase or hold U.S. Treasury obligations, as permitted by its investment objective, policies, and limitations or Declaration of Trust.

Borrowing money, issuing senior securities, pledging assets (fundamental). The Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.	Borrowing money, issuing senior securities, pledging assets (fundamental).The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act. The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the pledge.
There is no corresponding policy.	Diversification of investments (fundamental). With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
There is no corresponding policy.	Purchasing on margin (non-fundamental). The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.
There is no corresponding policy.	Illiquid securities (non-fundamental). The Fund will not acquire securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in such securities.
There is no corresponding policy.	Investing in securities of other investment companies (non-fundamental). The Fund will not purchase securities of other investment companies, except as part of a merger, consolidation, or other acquisition.
There is no corresponding policy.	Non-fundamental Names Rule policy. The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in U.S. Treasury investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury investments.	Federated U.S. Treasury Cash Reserves has a non-fundamental policy adopted pursuant to the Names Rule that requires the Fund to invest its assets so that at least 80% of its net assets are invested in U.S. Treasury investments. PNC Treasury Money Market Fund does not have a corresponding policy. The non-fundamental Names Rule policy is separate from and in addition to the Fund’s non-fundamental policy to invest in particular securities as a government money market fund pursuant to Rule 2a-7 under the 1940 Act. The Fund must notify shareholders at least 60 days in advance of any change to its non-fundamental Names Rule policy.

Additional disclosures. With respect to the borrowing money policy above, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities,” except that a Fund may borrow from banks and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) for all borrowings. Should a Fund’s asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

For purposes of applying the commodities policy above, at the time of the establishment of the restriction, swap contracts and certain other financial transactions were not within the understanding of the term “commodities” or “commodity interests” and, for clarity, notwithstanding any federal legislation or regulatory action by the CFTC that subject swaps or such other financial transactions to regulation by the CFTC, the Fund is not restricted from investing in or entering into swap contracts or such other financial transactions by the fundamental policy.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

Except for the Fund’s policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

Additional disclosures. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. “Government money market funds” are required to invest at least 99.5% of their total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates.

Federated U.S. Treasury Cash Reserves has a non-fundamental policy to invest at least 99.5% of its total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. PNC Treasury Money Market Fund has a non-fundamental policy to invest exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations.

PNC Treasury Plus Money Market Fund (Reorganizing Fund)	Federated Treasury Obligations Fund (Surviving Fund)	Certain Differences
Concentration (fundamental). The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and (d) personal credit and business credit businesses will be considered separate industries.

Concentration (non-fundamental). The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Concentration (non-fundamental). Notwithstanding sub-paragraph (a) to the concentration limit above, and as a non-fundamental policy (i.e., one that may be changed without any vote of shareholders) the Funds will not concentrate their investments in obligations issued by states or municipalities or their political sub-divisions that are not obligations exempt from one or more of the following: regular Federal income tax, state income tax, or local tax.
Investing in real estate (fundamental). The Fund may not purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.	Investing in real estate (fundamental). The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investing in commodities (fundamental). The Fund may not invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, “commodities” includes commodity contracts.	Investing in commodities (fundamental). The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Underwriting (fundamental). The Fund may not act as an underwriter of securities within the meaning of the 1933 Act except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

Underwriting (fundamental). The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending money (fundamental). The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Lending cash or securities (fundamental). The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Borrowing money, issuing senior securities, pledging assets (fundamental). The Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Borrowing money and issuing senior securities (fundamental). The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.

Pledging assets (non-fundamental). The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

There is no corresponding policy.	Diversification of investments (fundamental). With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
There is no corresponding policy.	Purchasing on margin (non-fundamental). The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.
There is no corresponding policy.	Illiquid securities (non-fundamental). The Fund will not acquire securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in such securities.
There is no corresponding policy.	Non-fundamental Names Rule policy. The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in Treasury investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in Treasury investments.	Federated Treasury Obligations Fund has a non-fundamental policy adopted pursuant to the Names Rule that requires the Fund to invest its assets so that at least 80% of its net assets are invested in Treasury investments. PNC Treasury Plus Money Market Fund does not have a corresponding policy. The non-fundamental Names Rule policy is separate from and in addition to the Fund’s non-fundamental policy to invest in particular securities as a government money market fund pursuant to Rule 2a-7 under the 1940 Act. The Fund must notify shareholders at least 60 days in advance of any change to its non-fundamental Names Rule policy.

Additional disclosures. With respect to the borrowing money policy above, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities,” except that a Fund may borrow from banks and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) for all borrowings. Should a Fund’s asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

For purposes of applying the commodities policy above, at the time of the establishment of the restriction, swap contracts and certain other financial transactions were not within the understanding of the term “commodities” or “commodity interests” and, for clarity, notwithstanding any federal legislation or regulatory action by the CFTC that subject swaps or such other financial transactions to regulation by the CFTC, the Fund is not restricted from investing in or entering into swap contracts or such other financial transactions by the fundamental policy.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

Except for the Fund’s policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

Additional disclosures. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. “Government money market funds” are required to invest at least 99.5% of their total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates.

Federated Treasury Obligations Fund has a non-fundamental policy to invest at least 99.5% of its total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. PNC Treasury Plus Money Market Fund has a non-fundamental policy to invest exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations.

PNC Total Return Advantage Fund (Reorganizing Fund)	Federated Total Return Bond Fund (Surviving Fund)	Certain Differences
Concentration (fundamental). The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and (d) personal credit and business credit businesses will be considered separate industries.	Concentration (fundamental). The Fund will not invest 25% or more of the value of its total assets in any one industry (other than securities issued by the U.S. government, its agencies, or instrumentalities).
Concentration (non-fundamental). Notwithstanding sub-paragraph (a) to the concentration limit above, and as a non-fundamental policy (i.e., one that may be changed without any vote of shareholders) the Funds will not concentrate their investments in obligations issued by states or municipalities or their political sub-divisions that are not obligations exempt from one or more of the following: regular Federal income tax, state income tax, or local tax.
Investing in real estate (fundamental). The Fund may not purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.	Investing in real estate (fundamental). The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.
Investing in commodities (fundamental). The Fund may not invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, “commodities” includes commodity contracts.

Investing in commodities (fundamental). The Fund will not purchase or sell commodities, commodity contracts or commodity futures contracts except to the extent that the Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

Underwriting (fundamental). The Fund may not act as an underwriter of securities within the meaning of the 1933 Act except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

Underwriting (fundamental). The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

Lending money (fundamental). The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.	Lending cash or securities (fundamental). The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment objective, policies and limitations.
Borrowing money, issuing senior securities, pledging assets (fundamental). The Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.	Borrowing money, issuing senior securities, pledging assets (fundamental). The Fund will not issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund’s assets: margin deposits for the purchase and sale of financial futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.
Diversification of investments (fundamental). The Fund may not purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.	Diversification of investments (fundamental). With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.
There is no corresponding policy.	Selling short or buying on margin (fundamental). The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.
Illiquid securities (non-fundamental). The Fund will not invest more than 15% of its net assets in securities that are illiquid.	Illiquid securities (non-fundamental). The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in aggregate, 15% of the Fund’s net assets.
There is no corresponding policy.	Non-fundamental Names Rule policy. The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in fixed-income investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets in fixed-income investments.	PNC Total Return Advantage Fund has a non-fundamental policy to invest at least 80% of its net assets in investment-grade debt securities. Federated Total Return Bond Fund has a non-fundamental policy adopted pursuant to the Names Rule that requires the Fund to invest its assets so that at least 80% of its net assets are invested in fixed-income investments. The non-fundamental Names Rule policy is separate from and in addition to the Fund’s fundamental policy to invest in particular securities.

Additional disclosures. With respect to the borrowing money policy above, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities,” except that a Fund may borrow from banks and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) for all borrowings. Should a Fund’s asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

For purposes of applying the commodities policy above, at the time of the establishment of the restriction, swap contracts and certain other financial transactions were not within the understanding of the term “commodities” or “commodity interests” and, for clarity, notwithstanding any federal legislation or regulatory action by the CFTC that subject swaps or such other financial transactions to regulation by the CFTC, the Fund is not restricted from investing in or entering into swap contracts or such other financial transactions by the fundamental policy.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

Except for the Fund’s policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

Additional disclosures. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

PNC Ultra Short Bond Fund (Reorganizing Fund)	Federated Ultrashort Bond Fund (Surviving Fund)	Certain Differences
Concentration (fundamental). The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and (d) personal credit and business credit businesses will be considered separate industries.	Concentration (fundamental). The Fund will not acquire more than 25% of its total assets in securities of issuers having their principal business activities in the same industry.
Concentration (non-fundamental). Notwithstanding sub-paragraph (a) to the concentration limit above, and as a non-fundamental policy (i.e., one that may be changed without any vote of shareholders)the Funds will not concentrate their investments in obligations issued by states or municipalities or their political sub-divisions that are not obligations exempt from one or more of the following: regular Federal income tax, state income tax, or local tax.
Investing in real estate (fundamental). The Fund may not purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.	Investing in real estate (fundamental).The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until the real estate can be liquidated in an orderly manner.
Investing in commodities (fundamental). The Fund may not invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, “commodities” includes commodity contracts.	Investing in commodities (fundamental). The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Underwriting (fundamental). The Fund may not act as an underwriter of securities within the meaning of the 1933 Act except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

Underwriting (fundamental). The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending money (fundamental). The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.	Lending cash or securities (fundamental).The Fund will not lend any assets except portfolio securities. (This will not prevent the purchase or holding of bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by the Fund’s investment objective and policies or the Corporation’s Articles of Incorporation).
Borrowing money, issuing senior securities, pledging assets (fundamental). The Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Borrowing money, issuing senior securities, pledging assets (fundamental). The Fund will not borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowings to no more than 33-1/3% of the value of the Fund’s total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices shall not constitute borrowing. The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the borrowing. The Fund will not issue senior securities, except as permitted by its investment objective and policies.

Diversification of investments (fundamental). The Fund may not purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.	Diversification of investments (fundamental). With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.
Illiquid securities (non-fundamental). The Fund will not invest more than 15% of its net assets in securities that are illiquid.	Investing in restricted and illiquid securities (non-fundamental). The Fund will not invest more than 15% of its net assets in illiquid securities, including certain restricted securities not determined to be liquid under criteria established by the Directors, non-negotiable time deposits that the Fund cannot dispose of within seven days.
There is no corresponding policy.	Selling short and buying on margin (fundamental). The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.
Non-fundamental names rule policy. Under normal circumstances, at least 80% of the Fund’s net assets plus any borrowings for investment purposes will be invested in debt securities (bonds).	Non-fundamental Names Rule policy. The Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed-income investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to normally invest in less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed-income investments.

Additional disclosures. With respect to the borrowing money policy above, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities,” except that a Fund may borrow from banks and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) for all borrowings. Should a Fund’s asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

For purposes of applying the commodities policy above, at the time of the establishment of the restriction, swap contracts and certain other financial transactions were not within the understanding of the term “commodities” or “commodity interests” and, for clarity, notwithstanding any federal legislation or regulatory action by the CFTC that subject swaps or such other financial transactions to regulation by the CFTC, the Fund is not restricted from investing in or entering into swap contracts or such other financial transactions by the fundamental policy.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

Except for the Fund’s policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

Additional disclosures. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

As a matter of operating policy, the Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.” Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

As a matter of non-fundamental policy, for purposes of the illiquid securities policy, illiquid securities are securities that cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

ANNEX F

FINANCIAL HIGHLIGHTS

PNC Funds

Financial Highlights

The tables that follow present performance information about Class A, Class I, Advisor Class, Institutional Class, Service Class, Class R, and Class R6 Shares of each Fund, as applicable. This information is intended to help understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s or share class’s operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming an investor reinvested all dividends and distributions.

The financial highlights have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, including any Notes to Financial Statements referenced in these financial highlights, is included in the annual report dated May 31, 2019 and is incorporated by reference into the Statement of Additional Information.

Financial Highlights–PNC Government Money Market Fund

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

	Class I					Class A
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net Investment Income†	0.02	0.01	–*	–*	–*	0.02	0.01	–*	–*	–*
Realized and Unrealized Gain (Loss) on Investments	–*	–*	–*	–*	–*	–*	–*	–*	–*	–*
Total from Investment Operations	0.02	0.01	–*	–*	–*	0.02	0.01	–*	–*	–*
Dividends from Net Investment Income	(0.02)	(0.01)	–*	–*	–*	(0.02)	(0.01)	–*	–*	–*
Total Distributions	(0.02)	(0.01)	–*	–*	–*	(0.02)	(0.01)	–*	–*	–*
Net Asset Value, End of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return	2.07%	1.08%	0.33%	0.05%	0.03%	1.88%	1.04%	0.33%	0.05%	0.03%
Ratios/Supplemental Data
Net Assets End of Year (000)	$10,500,474	$9,530,966	$8,536,493	$4,776,561	$720,219	$2,635,987	$838,233	$452,549	$361,440	$321,524
Ratio of Expenses to Average Net Assets	0.17%	0.18%	0.20%	0.19%	0.07%	0.36%	0.23%	0.20%	0.16%	0.06%
Ratio of Net Investment Income to Average Net Assets	2.06%	1.08%	0.33%	0.06%	0.02%	1.93%	1.07%	0.34%	0.05%	0.02%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.19%	0.19%	0.20%	0.27%	0.35%	0.37%	0.24%	0.20%	0.28%	0.35%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement and Earned Income Credits , as applicable)	2.04%	1.07%	0.33%	(0.02)%	(0.26)%	1.92%	1.06%	0.34%	(0.07)%	(0.27)%

	Advisor Class
	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net Investment Income†	0.02	0.01	–*	–*
Realized and Unrealized Gain (Loss) on Investments	–*	–*	–*	–*
Total from Investment Operations	0.02	0.01	–*	–*
Dividends from Net Investment Income	(0.02)	(0.01)	–*	–*
Total Distributions	(0.02)	(0.01)	–*	–*
Net Asset Value, End of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return	1.95%	1.07%	0.33%	0.05%
Ratios/Supplemental Data
Net Assets End of Year (000)	$ 5	$ 4	$ 9	$ 875
Ratio of Expenses to Average Net Assets	0.29%	0.20%	0.20%	0.18%
Ratio of Net Investment Income to Average Net Assets	1.94%	1.07%	0.32%	0.05%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(2)	0.20%	0.20%	0.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers, Reimbursement and Earned Income, as applicable)	(2)	1.07%	0.32%	(0.02)%

* Amount represents less than $0.005 per share.

† Per share data calculated using average shares outstanding method.

(1) Advisor Class Shares commenced operations on September 14, 2015. All ratios for the fiscal year ended May 31, 2016 have been annualized. Total return for the fiscal year ended May 31, 2016 has not been annualized.

(2) The class has been allocated a very small percentage of the Fund’s overall expenses, but, due to the small size of the assets, its class-specific expenses represent a large percentage of overall expenses and result in gross expense and Net Investment Income ratios that are excessively high and do not provide meaningful information. For this reason, the gross expense and Net Investment Income ratios have not been presented.

See Notes to Financial Statements.

Financial Highlights–PNC Treasury Money Market Fund

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

	Class I					Class A
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net Investment Income†	0.02	0.01	–*	–*	–*	0.02	0.01	–*	–*	–*
Realized and Unrealized Gain (Loss) on Investments	–*	–*	–*	–*	–*	–*	–*	–*	–*	–*
Total from Investment Operations	0.02	0.01	–*	–*	–*	0.02	0.01	–*	–*	–*
Dividends from Net Investment Income	(0.02)	(0.01)	–*	–*	–*	(0.02)	(0.01)	–*	–*	–*
Total Distributions	(0.02)	(0.01)	–*	–*	–*	(0.02)	(0.01)	–*	–*	–*
Net Asset Value, End of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return	2.01%	1.03%	0.24%	0.03%	0.02%	1.83%	0.98%	0.24%	0.03%	0.02%
Ratios/Supplemental Data
Net Assets End of Year (000)	$1,377,904	$1,026,462	$957,793	$1,215,072	$225,196	$550,310	$312,717	$109,581	$138,150	$144,448
Ratio of Expenses to Average Net Assets	0.22%	0.23%	0.24%	0.15%	0.02%	0.41%	0.29%	0.24%	0.13%	0.02%
Ratio of Net Investment Income to Average Net Assets	2.00%	1.03%	0.24%	0.02%	0.01%	1.84%	1.04%	0.23%	0.02%	0.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.22%	0.23%	0.24%	0.31%	0.37%	0.41%	0.29%	0.24%	0.32%	0.37%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.00%	1.03%	0.24%	(0.14)%	(0.34)%	1.84%	1.04%	0.23%	(0.17)%	(0.34)%

* Amount represents less than $0.005 per share.

† Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

Financial Highlights–PNC Treasury Plus Money Market Fund

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

	Institutional Shares					Advisor Shares					Service Shares
	2019	2018(1)	2017	2016	2015	2019	2018(1)	2017	2016	2015	2019	2018(1)	2017	2016	2015
Net Asset Value, Beginning of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net Investment Income†	0.02	0.01	–*	–*	–*	0.02	0.01	–	–*	–*	–	–	–	–*	–*
Realized and Unrealized Gain (Loss) on Investments	–*	–*	–	–	–*	–	(0.01)	–	–*	–*	–	–	–	–*	–*
Total from Investment Operations	0.02	0.01	–*	–*	–*	0.02	–*	–	–*	–*	–	–	–	–*	–*
Dividends from Net Investment Income	(0.02)	(0.01)	–*	–*	–*	(0.02)	–*	–	–*	–*	–	–	–	–*	–*
Total Distributions	(0.02)	(0.01)	–*	–*	–*	(0.02)	–*	–	–*	–	–	–	–	–*	–*
Net Asset Value, End of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return	1.98%	0.97%	0.23%	0.02%	0.01%	1.87%	0.28%	0.00%	0.02%	0.01%	0.00%	0.00%	0.00%	0.02%	0.01%
Ratios/Supplemental Data
Net Assets End of Year (000)	$473,756	$477,886	$543,266	$453,917	$112,304	$ 163	$ 30	$ –(2)	$ –(2)	$34,829	$ –(3)	$ –(3)	$ –	$ –(3)	$3,401
Ratio of Expenses to Average Net Assets	0.27%	0.28%	0.25%	0.17%	0.05%	0.38%	0.36%	0.00%	0.16%	0.05%	0.00%	0.00%	0.00%	0.10%	0.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.96%	0.96%	0.24%	0.02%	0.01%	1.94%	1.33%	0.00%	0.02%	0.01%	0.00%	0.00%	0.00%	0.02%	0.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.27%	0.28%	0.25%	0.24%	0.28%	15.28%(4)	0.36%	0.00%	0.25%	0.29%	(5)	0.00%	0.00%	0.26%	0.29%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.96%	0.96%	0.24%	(0.05)%	(0.22)%	(12.96)%(4)	1.33%	0.00%	(0.07)%	(0.23)%	(5)	0.00%	0.00%	(0.14)%	(0.23)%

* Amount represents less than $0.005 per share.

† Per share data calculated using average shares outstanding method.

(1) Figures through February 28, 2018 represent those of PNC Advantage Institutional Money Market Fund, which was reorganized into the Fund effective March 1, 2018.

(2) At May 31, 2017 and May 31, 2016, net assets of the Advisor Shares represented seed capital.

(3) At May 31, 2019, May 31, 2018 and May 31, 2016, net assets of the Service Shares represented seed capital of $10.

(4) The class has been allocated a very small percentage of the Fund’s overall expenses, but, due to the small size of the assets, its class-specific expenses represent a large percentage of overall expenses and result in gross expense and Net Investment Income ratios that are excessively high and do not provide meaningful information.

(5) The class has been allocated a very small percentage of the Fund’s overall expenses, but, due to the small size of the assets, its class-specific expenses represent a large percentage of overall expenses and result in gross expense and Net Investment Income ratios that are excessively high and do not provide meaningful information. For this reason, the gross expense and Net Investment Income ratios have not been presented.

See Notes to Financial Statements.

Financial Highlights–PNC Total Return Advantage Fund

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

	Class I					Class A
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$ 10.45	$ 10.79	$ 10.78	$ 10.91	$ 10.97	$10.47	$10.80	$10.78	$ 10.92	$10.97
Net Investment Income(1)	0.31	0.26	0.24	0.25	0.23	0.28	0.25	0.21	0.21	0.20
Realized and Unrealized Gain (Loss) on Investments	0.34	(0.32)	0.03	(0.11)	(0.04)	0.35	(0.33)	0.04	(0.11)	(0.03)
Total from Investment Operations	0.65	(0.06)	0.27	0.14	0.19	0.63	(0.08)	0.25	0.10	0.17
Dividends from Net Investment Income	(0.31)	(0.28)	(0.26)	(0.27)	(0.25)	(0.28)	(0.25)	(0.23)	(0.24)	(0.22)
Total Dividends	(0.31)	(0.28)	(0.26)	(0.27)	(0.25)	(0.28)	(0.25)	(0.23)	(0.24)	(0.22)
Net Asset Value, End of Year	$ 10.79	$ 10.45	$ 10.79	$ 10.78	$ 10.91	$10.82	$10.47	$10.80	$ 10.78	$10.92
Total Return †	6.37%	(0.61)%	2.56%	1.32%	1.71%	6.17%	(0.79)%	2.37%	0.96%	1.52%
Ratios/Supplemental Data
Net Assets End of Year (000)	$190,302	$151,937	$165,351	$168,676	$191,272	$ 5,800	$ 3,590	$ 4,340	$11,770	$ 4,053
Ratio of Expenses to Average Net Assets	0.43%	0.53%	0.53%(2)	0.54%	0.56%	0.68%	0.69%(3)	0.81%(2)	0.81%	0.84%
Ratio of Net Investment Income to Average Net Assets	2.92%	2.46%	2.21%	2.32%	2.08%	2.66%	2.29%(3)	1.92%	1.95%	1.80%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.59%	0.65%	0.61%(2)	0.59%	0.56%	1.55%	0.93%	0.89%(2)	0.87%	0.84%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.76%	2.34%	2.13%	2.27%	2.08%	1.79%	2.05%	1.84%	1.89%	1.80%
Portfolio Turnover Rate	92%	71%	93%	53%	51%	92%	71%	93%	53%	51%

† Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

(2) During the fiscal year ended May 31, 2017, the Adviser reimbursed the Fund for amounts the Fund had paid for shareholder administrative services. This reimbursement represented a 0.00% impact to the expense ratios of each class.

(3) During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.12% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Financial Highlights–PNC Ultra Short Bond Fund

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

	Class I					Class A
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$ 9.88	$ 9.93	$ 9.94	$ 9.94	$ 9.96	$ 9.89	$ 9.94	$ 9.95	$ 9.95	$ 9.98
Net Investment Income (Loss)(1)	0.22	0.13	0.08	0.04	0.02	0.19	0.11	0.06	0.01	–*
Realized and Unrealized Gain (Loss) on Investments	0.07	(0.05)	–	0.01	–	0.07	(0.06)	(0.01)	0.01	(0.02)
Total from Investment Operations	0.29	0.08	0.08	0.05	0.02	0.26	0.05	0.05	0.02	(0.02)
Dividends from Net Investment Income	(0.22)	(0.13)	(0.09)	(0.05)	(0.04)	(0.19)	(0.10)	(0.06)	(0.02)	(0.01)
Total Dividends	(0.22)	(0.13)	(0.09)	(0.05)	(0.04)	(0.19)	(0.10)	(0.06)	(0.02)	(0.01)
Net Asset Value, End of Year	$ 9.95	$ 9.88	$ 9.93	$ 9.94	$ 9.94	$ 9.96	$ 9.89	$ 9.94	$ 9.95	$ 9.95
Total Return †	2.93%	0.82%	0.77%	0.48%	0.16%	2.66%	0.53%	0.48%	0.20%	(0.20)%
Ratios/Supplemental Data
Net Assets End of Year (000)	$306,251	$352,077	$420,979	$374,899	$407,537	$ 830	$ 920	$1,159	$1,286	$1,554
Ratio of Expenses to Average Net Assets	0.26%	0.32%	0.31%(2)	0.32%	0.33%	0.52%	0.54%(3)	0.60%(2)	0.60%	0.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.21%	1.30%	0.85%	0.40%	0.20%	1.94%	1.07%(3)	0.55%	0.12%	0.00%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.34%	0.32%	0.32%(2)	0.32%	0.33%	4.03%	0.60%	0.60%(2)	0.60%	0.62%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.13%	1.30%	0.84%	0.40%	0.20%	(1.57)%	1.01%	0.55%	0.12%	(0.03)%
Portfolio Turnover Rate	110%	98%	116%	91%	90%	110%	98%	116%	91%	90%

* Amount represents less than $0.005 per share.

† Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

(2) During the fiscal year ended May 31, 2017, the Adviser reimbursed the Fund for amounts the Fund had paid for shareholder administrative services. This reimbursement represented a 0.00% impact to the expense ratios of each class.

(3) During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.06% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4) Due to its investment strategy, the Ultra Short Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

Federated Funds

Financial Highlights

The tables that follow present performance information about Capital Shares, Institutional Shares, Select Shares, and Service Shares of each Fund, as applicable. The information will help an investor understand the Federated Fund’s financial performance for its past five fiscal years, or since inception if the life of the Share class is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

The fiscal year ends and independent registered public accounting firms for each of the Federated Funds are set forth below. Each independent registered public accounting firm’s reports, along with each Federated Fund’s audited financial statements, are included in each Federated Fund’s annual report. The financial highlights for any semi-annual period of the Federated Funds, if applicable, are unaudited. The annual reports and any applicable semi-annual reports are incorporated by reference into the Statement of Additional Information.

Federated Fund	Fiscal Year End	Auditor
Federated Government Obligations Fund	July 31	KPMG LLP
Federated U.S. Treasury Cash Reserves	April 30	Ernst & Young LLP
Federated Treasury Obligations Fund	July 31	KPMG LLP
Federated Total Return Bond Fund	November 30	Ernst & Young LLP
Federated Ultrashort Bond Fund	September 30	KPMG LLP

Financial Highlights–Federated Government Obligations Fund Service Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.009	0.010	0.001	0.000[1]	0.000[1]	0.000[1]
Net realized gain (loss)	(0.000)[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
TOTAL FROM INVESTMENT OPERATIONS	0.009	0.010	0.001[1]	0.000[1]	0.000[1]	0.000[1]
Less Distributions:
Distributions from net investment income	(0.009)	(0.010)	(0.001)	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gain	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
TOTAL DISTRIBUTIONS	(0.009)	(0.010)	(0.001)	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	0.91%	1.03%	0.23%	0.01%	0.01%	0.01%
Ratios to Average Net Assets:
Net expenses	0.42%[3]	0.41%	0.42%	0.30%	0.11%	0.09%
Net investment income	1.82%[3]	1.02%	0.23%	0.01%	0.01%	0.01%
Expense waiver/reimbursement[4]	0.13%[3]	0.13%	0.15%	0.27%	0.43%	0.44%
Supplemental Data:
Net assets, end of period (000 omitted)	$9,393,649	$7,828,028	$8,078,425	$7,620,524	$8,429,371	$7,659,830
1	Represents less than $0.001.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights– Federated Government Obligations Fund Capital Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.010	0.011	0.001	0.001	0.000[1]	0.000[1]
Net realized gain	(0.000)[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
TOTAL FROM INVESTMENT OPERATIONS	0.010	0.011	0.001	0.001	0.000[1]	0.000[1]
Less Distributions:
Distributions from net investment income	(0.010)	(0.011)	(0.001)	(0.001)	(0.000)[1]	(0.000)[1]
Distributions from net realized gain	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
TOTAL DISTRIBUTIONS	(0.010)	(0.011)	(0.001)	(0.001)	(0.000)[1]	(0.000)[1]
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	0.97%	1.14%	0.36%	0.06%	0.01%	0.01%
Ratios to Average Net Assets:
Net expenses	0.30%[3]	0.30%	0.29%	0.25%	0.11%	0.09%
Net investment income	1.92%[3]	1.15%	0.38%	0.06%	0.01%	0.01%
Expense waiver/reimbursement[4]	0.13%[3]	0.13%	0.14%	0.18%	0.28%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,297,907	$3,078,850	$2,568,978	$995,373	$773,154	$951,188
1	Represents less than $0.001.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights– Federated Government Obligations Fund Select Class Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,		Period Ended 7/31/2016[1]
		2018	2017
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.006	0.003	0.001	0.000[2]
Net realized gain (loss)	(0.000)[2]	0.000[2]	0.000[2]	0.000[2]
TOTAL FROM INVESTMENT OPERATIONS	0.006	0.003	0.001	0.000[2]
Less Distributions:
Distributions from net investment income	(0.006)	(0.003)	(0.001)	(0.000)[2]
Distributions from net realized gain	(0.000)[2]	(0.000)[2]	(0.000)[2]	—
TOTAL DISTRIBUTIONS	(0.006)	(0.003)	(0.001)	(0.000)[2]
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00
Total Return[3]	0.58%	0.31%	0.01%	0.00%[4]
Ratios to Average Net Assets:
Net expenses	1.15%[5]	1.11%	0.68%	0.42%[5]
Net investment income	1.11%[5]	0.24%	0.01%	0.01%[5]
Expense waiver/reimbursement[6]	0.13%[5]	0.17%	0.58%	0.85%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$4,489	$2,365	$5,259	$11
1	Reflects operations for the period from February 1, 2016 (date of initial investment) to July 31, 2016.
2	Represents less than $0.001.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Represents less than 0.01%.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights– Federated U.S. Treasury Cash Reserves Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended April 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.020	0.007	0.001	—	—
Net realized gain	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
TOTAL FROM INVESTMENT OPERATIONS	0.020	0.007	0.001	0.000[1]	0.000[1]
Less Distributions:
Distributions from net investment income	(0.020)	(0.007)	(0.001)	—	—
Distributions from net realized gain	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
TOTAL DISTRIBUTIONS	(0.020)	(0.007)	(0.001)	(0.000)[1]	(0.000)[1]
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	1.76%	0.74%	0.06%	0.00%[3]	0.00%[3]
Ratios to Average Net Assets:
Net expenses	0.44%[4]	0.45%[4]	0.41%	0.17%	0.05%[4]
Net investment income	1.76%	0.74%	0.05%	0.00%	0.00%
Expense waiver/reimbursement[5]	0.10%	0.09%	0.13%	0.37%	0.52%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,462,565	$2,231,093	$2,158,817	$3,182,002	$5,020,334

1       Represents less than $0.001.

2	Based on net asset value.
3	Represents less than 0.01%.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.44%, 0.45% and 0.05% for the years ended April 30, 2019, 2018 and 2015, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

Financial Highlights– Federated U.S. Treasury Cash Reserves Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended April 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.020	0.010	0.003	0.000[1]	—
Net realized gain	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
TOTAL FROM INVESTMENT OPERATIONS	0.020	0.010	0.003	0.000[1]	0.000[1]
Less Distributions:
Distributions from net investment income	(0.020)	(0.010)	(0.003)	(0.000)[1]	—
Distributions from net realized gain	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
TOTAL DISTRIBUTIONS	(0.020)	(0.010)	(0.003)	(0.000)[1]	(0.000)[1]
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	2.01%	0.99%	0.27%	0.05%	0.00%[3]
Ratios to Average Net Assets:
Net expenses	0.19%[4]	0.20%[4]	0.21%	0.14%	0.05%[4]
Net investment income	2.02%	0.98%	0.26%	0.05%	0.00%
Expense waiver/ reimbursement[5]	0.10%	0.09%	0.08%	0.15%	0.27%
Supplemental Data:
Net assets, end of period (000 omitted)	$19,051,560	$12,855,873	$12,974,672	$13,074,747	$11,948,365
1	Represents less than $0.001.
2	Based on net asset value.
3	Represents less than 0.01%.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.19%, 0.20% and 0.05% for the years ended April 30, 2019, 2018 and 2015, respectively, after taking into account these expense reductions.

5       This expense decrease is reflected in both the net expense and net investment income ratios shown above.

Financial Highlights– Federated Treasury Obligations Fund Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.010	0.013	0.004	0.001	0.000[1]	0.000[1]
Net realized gain (loss)	0.000[1]	(0.000)[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
TOTAL FROM INVESTMENT OPERATIONS	0.010	0.013	0.004	0.001	0.000[1]	0.000[1]
Less Distributions:
Distributions from net investment income	(0.010)	(0.013)	(0.004)	(0.001)	(0.000)[1]	(0.000)[1]
Distributions from net realized gain	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
TOTAL DISTRIBUTIONS	(0.010)	(0.013)	(0.004)	(0.001)	(0.000)[1]	(0.000)[1]
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	1.04%	1.25%	0.44%	0.11%	0.01%	0.01%
Ratios to Average Net Assets:
Net expenses	0.18%[3]	0.19%	0.20%	0.18%	0.07%	0.06%
Net investment income	2.06%[3]	1.24%	0.43%	0.11%	0.01%	0.01%
Expense waiver/reimbursement[4]	0.11%[3]	0.10%	0.08%	0.11%	0.21%	0.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$27,837,677	$25,992,845	$24,203,284	$23,141,953	$22,161,341	$17,466,664
1	Represents less than $0.001.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights– Federated Treasury Obligations Fund Capital Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net investment income	0.010	0.012	0.003	0.000[1]	0.000[1]	0.000[1]
Net realized gain (loss)	(0.000)[1]	(0.000)[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
TOTAL FROM INVESTMENT OPERATIONS	0.010	0.012	0.003	0.000[1]	0.000[1]	0.000[1]
Less Distributions:
Distributions from net investment income	(0.010)	(0.012)	(0.003)	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gain	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
TOTAL DISTRIBUTIONS	(0.010)	(0.012)	(0.003)	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	0.99%	1.15%	0.34%	0.05%	0.01%	0.01%
Ratios to Average Net Assets:
Net expenses	0.28%[3]	0.29%	0.30%	0.24%	0.07%	0.06%
Net investment income	1.96%[3]	1.12%	0.35%	0.05%	0.01%	0.01%
Expense waiver/reimbursement[4]	0.11%[3]	0.10%	0.08%	0.15%	0.31%	0.32%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,201,950	$1,114,276	$1,857,588	$802,172	$798,750	$581,661
1	Represents less than $0.001.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights– Federated Treasury Obligations Fund Service Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.009	0.010	0.002	0.000[1]	0.000[1]	0.000[1]
Net realized gain	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
TOTAL FROM INVESTMENT OPERATIONS	0.009	0.010	0.002	0.000[1]	0.000[1]	0.000[1]
Less Distributions:
Distributions from net investment income	(0.009)	(0.010)	(0.002)	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gain	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
TOTAL DISTRIBUTIONS	(0.009)	(0.010)	(0.002)	(0.000)1	(0.000)1	(0.000)1
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	0.91%	1.00%	0.21%	0.01%	0.01%	0.01%
Ratios to Average Net Assets:
Net expenses	0.43%[3]	0.44%	0.43%	0.27%	0.07%	0.06%
Net investment income	1.82%[3]	0.96%	0.22%	0.01%	0.01%	0.01%
Expense waiver/reimbursement[4]	0.11%[3]	0.10%	0.10%	0.27%	0.46%	0.47%
Supplemental Data:
Net assets, end of period (000 omitted)	$4,323,218	$3,584,885	$5,208,323	$3,864,431	$3,749,474	$4,053,950
1	Represents less than $0.001.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights– Federated Total Return Bond Fund Service Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 5/31/2019	Year Ended November 30,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.36	$10.88	$10.79	$10.77	$11.11	$11.01
Income From Investment Operations:
Net investment income (loss)	0.17	0.32	0.31	0.34	0.34	0.38
Net realized and unrealized gain (loss)	0.47	(0.51)	0.13	0.03	(0.33)	0.16
TOTAL FROM INVESTMENT OPERATIONS	0.64	(0.19)	0.44	0.37	0.01	0.54
Less Distributions:
Distributions from net investment income	(0.18)	(0.33)	(0.32)	(0.35)	(0.34)	(0.39)
Distributions from net realized gain	—	—	(0.03)	(0.00)[1]	(0.01)	(0.05)
TOTAL DISTRIBUTIONS	(0.18)	(0.33)	(0.35)	(0.35)	(0.35)	(0.44)
Net Asset Value, End of Period	$10.82	$10.36	$10.88	$10.79	$10.77	$11.11
Total Return[2]	6.20%	(1.76)%	4.08%	3.43%	0.04%	4.96%
Ratios to Average Net Assets:
Net expenses	0.67%[3]	0.67%	0.67%	0.67%	0.67%	0.66%
Net investment income	3.33%[3]	3.07%	2.94%	3.09%	3.10%	3.40%
Expense waiver/reimbursement[4]	0.27%[3]	0.27%	0.28%	0.28%	0.28%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$413,605	$425,188	$503,342	$555,265	$627,642	$754,344
Portfolio turnover	20%	48%	23%	33%	30%	36%
1	Represents less than $0.01.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights– Federated Total Return Bond Fund Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 5/31/2019	Year Ended November 30,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.36	$10.88	$10.79	$10.77	$11.11	$11.01
Income From Investment Operations:
Net investment income (loss)	0.19	0.36	0.35	0.37	0.37	0.42
Net realized and unrealized gain (loss)	0.46	(0.52)	0.12	0.03	(0.33)	0.15
TOTAL FROM INVESTMENT OPERATIONS	0.65	(0.16)	0.47	0.40	0.04	0.57
Less Distributions:
Distributions from net investment income	(0.19)	(0.36)	(0.35)	(0.38)	(0.37)	(0.42)
Distributions from net realized gain	—	—	(0.03)	(0.00)[1]	(0.01)	(0.05)
TOTAL DISTRIBUTIONS	(0.19)	(0.36)	(0.38)	(0.38)	(0.38)	(0.47)
Net Asset Value, End of Period	$10.82	$10.36	$10.88	$10.79	$10.77	$11.11
Total Return[2]	6.36%	(1.47)%	4.39%	3.74%	0.35%	5.27%
Ratios to Average Net Assets:
Net expenses	0.37%[3]	0.37%	0.37%	0.37%	0.38%	0.36%
Net investment income	3.63%[3]	3.38%	3.23%	3.38%	3.41%	3.69%
Expense waiver/reimbursement[4]	0.07%[3]	0.08%	0.08%	0.08%	0.08%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$6,703,229	$5,855,756	$5,713,188	$5,519,156	$5,158,561	$4,899,216
Portfolio turnover	20%	48%	23%	33%	30%	36%
1	Represents less than $0.01.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights– Federated Ultrashort Bond Fund Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 3/31/2019	Year Ended September 30,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.09	$9.12	$9.11	$9.09	$9.16	$9.14
Income From Investment Operations:
Net investment income	0.12	0.20	0.14	0.11	0.10	0.11
Net realized and unrealized gain (loss)	0.01	(0.03)	0.01	0.02	(0.07)	0.02
TOTAL FROM INVESTMENT OPERATIONS	0.13	0.17	0.15	0.13	0.03	0.13
Less Distributions:
Distributions from net investment income	(0.12)	(0.20)	(0.14)	(0.11)	(0.10)	(0.11)
Net Asset Value, End of Period	$9.10	$9.09	$9.12	$9.11	$9.09	$9.16
Total Return[1]	1.44%	1.83%	1.70%	1.48%	0.33%	1.41%
Ratios to Average Net Assets:
Net expenses	0.36%[2]	0.37%	0.37%	0.36%	0.36%	0.35%
Net investment income	2.66%[2]	2.17%	1.58%	1.23%	1.05%	1.10%
Expense waiver/reimbursement[3]	0.08%[2]	0.12%	0.13%	0.18%	0.19%	0.20%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,341,505	$3,237,960	$2,629,099	$2,283,604	$2,354,930	$2,497,825
Portfolio turnover	19%	32%	33%	30%	21%	25%
1	Based on net asset value. Total returns for periods of less than one year are not annualized.
2	Computed on an annualized basis.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

ANNEX G

SUMMARY OF RIGHTS OF SHAREHOLDERS

The Reorganizing Funds Trust and the Federated Fund Registrants are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV.

Each PNC Fund is a portfolio of the Reorganizing Funds Trust, which was established as a statutory trust under the laws of the State of Delaware. With respect to the Federated Funds, Federated Total Return Bond Fund and Federated Ultrashort Bond Fund are portfolios of Federated Total Return Series, Inc.; Federated Government Obligations Fund, Federated U.S. Treasury Cash Reserves, and Federated Treasury Obligations Fund are portfolios of Money Market Obligations Trust. Federated Total Return Series, Inc. is a Maryland corporation and Money Market Obligations Trust is a Massachusetts business trust.

The Reorganizing Funds Trust and the Federated Fund Registrants are governed by their respective Declarations of Trust/Articles of Incorporation, By-laws and Boards of Trustees/Directors. The rights of shareholders of the PNC Funds and the shareholders of the Federated Funds as set forth in their respective Declarations of Trust/Articles of Incorporation, and By-Laws are substantially similar. Set forth below is a brief summary of the significant rights of shareholders of the PNC Funds and shareholders of the Federated Funds:

Category	The Reorganizing Funds Trust	Money Market Obligations Trust	Federated Total Return Series, Inc.
Preemptive Rights	None.	None.	None.
Preferences	None.	None.	None.
Appraisal Rights	None.	None.	None.
Conversion Rights	The Board of Trustees, by vote of a majority of the Trustees, may cause (i) the Trust to convert to an "other business entity"(as defined in Section 3801 of the DSTA) formed or organized under the laws of the State of Delaware, as permitted pursuant to Section 3821 of the DSTA; (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another statutory trust (or series thereof) created pursuant to Section 2 of Article VIII; or (iii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. Any such statutory conversion, Share conversion, or Share exchange shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided, however, that the Board of Trustees shall provide at least thirty (30) days' prior written notice to the Shareholders of the Trust of any conversion of Shares of the Trust pursuant to Subsections (b)(i) or (b)(ii) of Section 2 or exchange of Shares of the Trust pursuant to Subsection (b)(iii) of Section 2, and at least thirty (30) days' prior written notice to the Shareholders of a particular Series of any conversion of Shares of such Series pursuant to Subsection (b)(ii) of Section 2 or exchange of Shares of such Series pursuant to Subsection (b)(iii) of Section 2.	None.	None.
Exchange Rights (other than the right to exchange for shares of other funds as provided in the prospectus)	None.	None.	None.
Annual Meetings	Not required.	Not required.	The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940, as amended.
Right to Call Shareholder Meetings	Shall be called by the president or any vice-president of the Trust at the request of the Shareholders holding not less than ten (10) percent of the Shares, provided that the Shareholders requesting such meeting shall have paid the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which an authorized officer of the Trust shall determine and specify to such Shareholders.	Shall be called by the Secretary at the written request of the holder or holders of ten percent (10%) or more of the total number of the then issued and outstanding shares of the Trust or of the relevant series or class, entitled to vote at such meeting.	May be called by the Secretary whenever requested in writing by Shareholders entitled to cast at least 10% of the voter shares entitled to be cast at the meeting.
Notice of Meetings	Not less than 10 nor more than 120 days before the date of the meeting.	Not less than 7 nor more than 60 days before the date of the meeting.	Not less than 10 nor more than 90 days before the date of every Annual or Special Meeting of Shareholders the Secretary or an Assistant Secretary shall give to each Shareholder of record of the Corporation or of the relevant Series or Class written notice of such meeting.
Record Date for Meetings	The Board may fix in advance a record date which shall not be more than 120 days nor less than 10 days before the date of any meeting.	For purposes of determining the Shareholders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the Board may fix in advance a record date which shall not be more than sixty (60) days before the date of any such meeting.	With respect to adjournments, such date shall in any case not be more than 90 days and in case of a Meeting of Shareholders not less than l0 days prior to the date on which the particular action requiring such determination of Shareholders is to be taken.
Quorum for Meetings	Forty percent (40%) of the outstanding Shares entitled to vote at a Shareholders' meeting, which are present in person or represented by proxy, shall constitute a quorum at such Shareholders' meeting, except when a larger quorum is required by the Declaration of Trust, the Bylaws, applicable law, or the requirements of any securities exchange on which Shares are listed for trading, in which case such quorum shall comply with such requirements. When a separate vote by one or more Series or Classes is required, forty percent (40%) of the outstanding Shares of each such Series or Class entitled to vote at a Shareholders' meeting of such Series or Class, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders' meeting of such Series or Class, except when a larger quorum is required by the Declaration of Trust, the Bylaws, applicable law, or the requirements of any securities exchange on which Shares of such Series or Class are listed for trading, in which case such quorum shall comply with such requirements.	Except when a larger quorum is required by applicable law, the Declaration of Trust or these By-laws, one-fourth (25%) of the shares outstanding and entitled to vote present in person or represented by proxy at a Shareholders’ meeting shall constitute a quorum at such meeting. When a separate vote by one or more series or classes is required, one-fourth (25%) of the outstanding shares of each such series or class entitled to vote present in person or represented by proxy at a Shareholders’ meeting shall constitute a quorum of such series or class.	The presence in person or by proxy of holders of one-third of the shares of stock of the Corporation entitled to vote without regard to class shall constitute a quorum at any meeting of the shareholders, except with respect to any matter which by law requires the separate approval of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class entitled to vote separately on the matter shall constitute a quorum.
Voting Powers	Shareholders shall have the power to vote only (i) on such matters required by the Declaration of Trust, the Bylaws, the 1940 Act, other applicable law, and any registration statement of the Trust filed with the SEC, the registration of which is effective; and (ii) on such other matters as the Board of Trustees may consider necessary or desirable. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.	The Shareholders shall have power to vote only (i) for the election or removal of Trustees as and to the extent provided in Section 4.1, (ii) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series or Class thereof or the Shareholders, (iii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any registration of the Trust with the Commission (or any successor agency) or any state and (iv) as the Trustees may otherwise consider necessary or desirable in their sole discretion.	None.
Vote Required for Election of Trustees	Subject to the provisions of Article III, Section 6(d) of the Declaration of Trust, when a quorum is present at any meeting, a plurality shall elect a Trustee, except when a larger vote is required by any provision of the Declaration of Trust or the Bylaws or by applicable law. Where a separate vote by Series and, if applicable by Class, is required, the preceding sentence shall apply to such separate votes by Series and Classes.	Except when a larger vote is required by any provision of the Declaration of Trust or these By-laws or by applicable law, when a quorum is present at any meeting, a majority of the shares voted shall decide any questions and a plurality of the shares voted shall elect a Trustee.	A Trustee may be elected either by the Trustees or the Shareholders subject to the limitations of the 1940 Act.
Adjournment of Meetings	Any Shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by vote of the holders of Shares entitled to vote holding not less than a majority of the Shares present in person or by proxy at the meeting, or by the chairperson of the Board, the president of the Trust, in the absence of the chairperson of the Board, or any vice president or other authorized officer of the Trust, in the absence of the president.

Any Shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time (and at any time during the course of the meeting) by the chairman of the meeting to a date not more than 120 days after the record date.

In the absence of a quorum at any meeting, a majority of those Shareholders present in person or by proxy may adjourn the meeting from time to time to a date not later than 120 days after the original record date without further notice other than by announcement to be given at the meeting until a quorum, as above defined, shall be present.
Removal of Trustees by Shareholders	Any Trustee may be removed, with or without cause, by the Shareholders at any meeting called for that purpose. When a quorum is present at any meeting, a majority of the votes cast shall decide any questions.	Except when a larger vote is required by any provision of the Declaration of Trust or these By-laws or by applicable law, when a quorum is present at any meeting, a majority of the shares voted shall decide any questions. There shall be no cumulative voting in the election or removal of Trustees.	At any meeting of Shareholders duly called for the purpose, any Director may by the vote of a majority of all of the Shares entitled to vote be removed from office.
Personal Liability of Officers and Trustees

A Trustee, officer, employee, or other agent of the Trust (“Agent”) shall be liable to the Trust and to any Shareholder for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, for such Agent's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to herein as "Disqualifying Conduct"), and for nothing else.

Subject to the above and to the fullest extent that limitations on the liability of Agents are permitted by the DSTA, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any Investment Adviser or Principal Underwriter of the Trust.

No Agent, when acting in its respective capacity as such, shall be liable personally to any Person, other than the Trust or a Shareholder, to the extent provided above, for any act, omission, or obligation of the Trust or any Trustee thereof.

A Trustee shall only be liable for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties expressly set forth herein, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing: (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any other person, including any officer, agent, employee, independent contractor or consultant, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may rely upon advice of legal counsel or other experts with respect to the meaning and operation of the Declaration of Trust and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) the Trustees shall be fully protected in relying upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or other agent of the Trust, or by any other person, as to matters reasonably believed to be within such person’s professional or expert competence, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Trust or any Series or Class, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Trust or any Series or Class or to make reasonable provision to pay such claims and obligations, or any other facts pertinent to the existence and amount of assets from which distributions to Shareholders or creditors of the Trust might properly be paid.

Subject to the exceptions and limitations contained in the Declaration of Trust, every person who is, or has been, a Trustee or an officer, employee or agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with: (A) any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof; and (B) any liabilities and expenses, including, without limitation, the cost of credit monitoring, incurred by the indemnified representative as a result of the indemnified representative, while acting in an indemnified capacity, having provided personally identifiable information, including, without limitation, birthdates, social security numbers, driver’s license numbers or passport numbers, to a regulator or counterparty by or with whom the Trust, or its series, is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty, including, without limitation, know-your-customer or anti-money laundering requirements, and the security of such personally identifiable information is compromised and used to the detriment of the indemnified representative.

The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against: (a) any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust; and (b) any liabilities and expenses, including, without limitation, the cost of credit monitoring, incurred by the indemnified representative as a result of the indemnified representative, while acting in an indemnified capacity, having provided personally identifiable information, including, without limitation, birthdates, social security numbers, driver’s license numbers or passport numbers, to a regulator or counterparty by or with whom the Trust, or its series, is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty, including, without limitation, know-your-customer or anti-money laundering requirements, and the security of such personally identifiable information is compromised and used to the detriment of the indemnified representative; provided, however, that, in the case of clause (a) and clause (b), no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct").
Personal Liability of Shareholders	None.	All Persons extending credit to, contracting with or having any claim against the Trust or any Series shall look only to the assets of the Trust or any applicable Series that such Person extended credit to, contracted with or has a claim against, and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.	None.
Right of Inspection

Maintenance and inspection of Share Register. The Trust shall keep at its offices or at the office of its transfer or other duly authorized agent, records of its Shareholders, that provide the names and addresses of all Shareholders and the number, Series and Classes, if any, of Shares held by each Shareholder. Such records may be inspected during the Trust's regular business hours by any Shareholder, or its duly authorized representative, upon reasonable written demand to the Trust, for any purpose reasonably related to such Shareholder's interest as a Shareholder. A separate and distinct share register shall be maintained for each Series.

Maintenance and inspection of Declaration of Trust. The Trust shall keep at its offices the original or a copy of the Declaration of Trust and these Bylaws, as amended or restated from time to time, where they may be inspected during the Trust's regular business hours by any Shareholder, or its duly authorized representative, upon reasonable written demand to the Trust, for any purpose reasonably related to such Shareholder's interest as a Shareholder.

Maintenance and inspection of other records. The accounting books and records and minutes of proceedings of the Shareholders, the Board, any committee of the Board or any advisory committee shall be kept at such place or places designated by the Board or, in the absence of such designation, at the offices of the Trust. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. Separate and distinct books and records shall be maintained for each Series.

Maintenance and inspection of Share Register. The Trust shall keep at its offices or at the office of its transfer or other duly authorized agent, records of its Shareholders, which provide the names and addresses of all Shareholders and the number, series and classes, if any, of shares held by each Shareholder. Such records may be inspected during the Trust’s regular business hours by any Shareholder, or its duly authorized representative, upon reasonable written demand to the Trust, for any purpose reasonably related to such Shareholder’s interest as a Shareholder.

Maintenance and inspection of Declaration of Trust. The Trust shall keep at its offices the original or a copy of the Declaration of Trust and these By-Laws, as amended or restated from time to time, where they may be inspected during the Trust’s regular business hours by any Shareholder, or its duly authorized representative, upon reasonable written demand to the Trust, for any purpose reasonably related to such Shareholder’s interest as a Shareholder.

Maintenance and inspection of other records. The accounting books and records and minutes of proceedings of the Shareholders, the Board, any committee of the Board or any advisory committee shall be kept at such place or places designated by the Board or, in the absence of such designation, at the offices of the Trust. The minutes and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

The Board of Directors of the Corporation may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the shareholders, and no shareholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors of the Corporation.
Liquidation and Dissolution	The Trust or Series may be dissolved upon the vote of the holders of not less than a majority of the Shares of the Trust or Series, respectively, cast.	None.	None.
Number of Authorized Shares; Par Value	Unlimited, no par value.	Unlimited, no par value.	15,000,000,000 Common Shares, par value $0.001 per share.
Shareholder Proxies	Every Shareholder entitled to vote for Trustees or on any other matter that may properly come before the meeting shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by the Shareholder and filed with the secretary of the Trust; PROVIDED, that an alternative to the execution of a written proxy may be permitted. A proxy shall be deemed executed if the Shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic or electronic transmission (as defined in Section 3806 of the DSTA) or otherwise) by the Shareholder or the Shareholder's attorney-in-fact. A valid proxy that does not state that it is irrevocable shall continue in full force and effect unless revoked by the Shareholder executing it, or using one of the permitted alternatives to execution, described in the next paragraph, by a written notice delivered to the secretary of the Trust prior to the exercise of the proxy or by the Shareholder's attendance and vote in person at the meeting; PROVIDED, HOWEVER, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise expressly provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the General Corporation Law of the State of Delaware.

Every Shareholder entitled to vote for Trustees or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the Shareholder and filed with the Secretary of the Trust; provided, that an alternative to the execution of a written proxy may be permitted as provided. A proxy shall be deemed signed if the Shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the Shareholder or the Shareholder's attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the Shareholder executing it by a written notice delivered to the Trust prior to the exercise of the proxy or by the Shareholder’s execution of a subsequent proxy or attendance and vote in person at the meeting; or (ii) written notice of the death or incapacity of the Shareholder is received by the Trust before the proxy’s vote is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the General Laws of Massachusetts.

With respect to any Shareholders’ meeting, the Board may act to permit the Trust to accept proxies by any electronic, telephonic, computerized, telecommunications or other reasonable alternative to the execution of a written instrument authorizing the proxy to act, provided the Shareholder’s authorization is received within eleven (11) months before the meeting. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest with the challenger.

Any Shareholder entitled to vote at any meeting of Shareholders may vote either in person or by proxy, but no proxy which is dated more than eleven months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing and signed by the Shareholder or his duly authorized agent or be in such other form as may be permitted by the Maryland General Corporation Law, including electronic transmissions from the shareholder or his authorized agent. Authorization may be given orally, in writing, by telephone, or by other means of communication. A copy, facsimile transmission or other reproduction of the writing or transmission may be substituted for the original writing or transmission for any purpose for which the original transmission could be used. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may appoint a proxy holder, unless the Secretary of the Corporation is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Corporation, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting.
Trustee/Director Power to Amend Organizational Documents

The Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by not less than a majority of the Board of Trustees and, to the extent required by the Declaration of Trust or the 1940 Act, by approval of such amendment by the Shareholders in accordance with Article III, Section 6 and Article V. Any such restatement thereof and/or amendment hereto shall be effective immediately upon execution and, if applicable, Shareholder approval or upon such future date and time as may be stated therein. The Certificate of Trust shall be restated and/or amended at any time by the Board of Trustees, without Shareholder approval, to correct any inaccuracy contained therein. Any such restatement and/or amendment of the Certificate of Trust shall be executed by at least one Trustee and shall be effective immediately upon its filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

The Bylaws may be amended, restated or repealed or new Bylaws may be adopted by a vote of the Board as set forth in Article IV, Section 3(c) of the Declaration of Trust; or pursuant to Article VIII, Section 2(a) of the Declaration of Trust and Section 3815(f) of the DSTA.

The Declaration of Trust may be restated and/or amended at any time by (i) an instrument in writing signed by a majority of the Trustees then holding office or (ii) adoption by a majority of the Trustees then holding office of a resolution specifying the restatement and/or amendment. Any such restatement and/or amendment hereto shall be effective immediately upon such execution or adoption or upon such future date as may be stated therein. No vote or consent of any Shareholder shall be required for any amendment to the Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by applicable law including the 1940 Act, but only to the extent so required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII of the Declaration of Trust with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification and advancement referenced in Article VII of the Declaration of Trust with respect to any actions or omissions of Persons covered thereby prior to such amendment.

The By-Laws may be restated and/or amended at any time, without the approval of the Shareholders, by an instrument in writing signed by, or a resolution of, a majority of the Trustees then in office.

The Corporation reserves the right from time to time to make any amendment of its Charter now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its Charter, of any outstanding shares or any class.

The Board of Directors shall have the power to alter, amend or repeal any By-Laws of the Corporation and to make new By-Laws.

Involuntary Redemption of Accounts	At the option of the Board of Trustees, the Trust, or the applicable Series thereof, from time to time, without the vote of the Shareholders but subject to the 1940 Act, may redeem Shares or authorize the closing of any Shareholder account, subject to such conditions as may be established, from time to time, by the Board of Trustees.	The Trust shall have the right at any time to redeem Shares of any Shareholder at the net asset value per Share or to refuse to transfer or issue Shares or other securities of the Trust to any Person if such Shareholder or other Person fails to meet or maintain the qualifications for ownership of a particular Series or Class; or if the Share activity of the account or ownership of Shares by a particular Person is deemed by the Trustees either to affect adversely the management of the Trust or any Series or Class or not to be in the best interests of the remaining Shareholders of the Trust or any Series or Class, or otherwise does not comply with applicable law or regulations.	The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem any shareholder’s shares of any class for their then current net asset value per share if at such time the shareholder owns shares having an aggregate net asset value of less than $500 or such lesser or greater amount for such class set forth in the current registration statement of the Corporation filed with the Securities and Exchange Commission, or regardless of the amount, if a shareholder fails to supply a valid taxpayer identification number.

STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 6, 2019

RELATING TO THE ACQUISITION OF THE ASSETS OF

PNC GOVERNMENT MONEY MARKET FUND

PNC TREASURY MONEY MARKET FUND
PNC TREASURY PLUS MONEY MARKET FUND
PNC TOTAL RETURN ADVANTAGE FUND

PNC ULTRA SHORT BOND FUND

each a series of PNC Funds

(the “PNC Funds”)

One East Pratt Street – 5th Floor

Baltimore, MD 21202

Telephone No.: 1-800-622-3863

BY AND IN EXCHANGE FOR SHARES OF

FEDERATED GOVERNMENT OBLIGATIONS FUND
FEDERATED U.S. TREASURY CASH RESERVES

FEDERATED TREASURY OBLIGATIONS FUND

each a series of Money Market Obligations Trust, and

FEDERATED TOTAL RETURN BOND FUND

FEDERATED ULTRASHORT BOND FUND,
each a portfolio of Federated Total Return Series, Inc.

(the “Federated Funds”)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400

This Statement of Additional Information, dated September 6, 2019, is not a prospectus. A Prospectus/Proxy Statement, dated September 6, 2019, related to the proposed reorganizations (each a “Reorganization”) pursuant to which a Federated Fund would acquire all or substantially all of the assets (except certain deferred or prepaid expenses, and certain amounts reserved for payment of a PNC Fund’s liabilities recorded on the PNC Fund’s books) of the corresponding PNC Fund as set forth in the chart below, in exchange for the shares of the applicable share class(es) of the Federated Fund to be distributed pro rata to shareholders of the corresponding class(es) by the corresponding PNC Fund, in complete liquidation, dissolution and termination of the PNC Fund.

If you own shares of:	You will receive shares of:
PNC Government Money Market Fund Class A Advisor Class Class I	Federated Government Obligations Fund Service Shares Capital Shares Select Shares
PNC Treasury Money Market Fund Class A Class I	Federated U.S. Treasury Cash Reserves Service Shares Institutional Shares
PNC Treasury Plus Money Market Fund Institutional Shares Advisor Shares Service Shares	Federated Treasury Obligations Fund Institutional Shares Capital Shares Service Shares
PNC Total Return Advantage Fund Class A Class I	Federated Total Return Bond Fund Service Shares Institutional Shares
PNC Ultra Short Bond Fund Class A Class I	Federated Ultrashort Bond Fund Institutional Shares Institutional Shares

The Prospectus/Proxy for the above-referenced matter may be obtained from Federated Investors Funds on behalf of the above-named Federated Funds, by writing or calling at the address and telephone number shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS

1.	Statement of Additional Information (“SAI”) of Federated Government Obligations Fund, dated September 30, 2018, as supplemented.
2.	Audited Financial Statements of Federated Government Obligations Fund, dated July 31, 2018.
3.	Unaudited Financial Statements of Federated Government Obligations Fund, dated January 31, 2019.
4.	Pro Forma Financial Information for Federated Government Obligations Fund and PNC Government Money Market Fund Reorganization.[1]

5.	SAI of Federated U.S. Treasury Cash Reserves, dated June 30, 2019, as supplemented.
6.	Audited Financial Statements of Federated U.S. Treasury Cash Reserves, a portfolio of Money Market Obligations Trust, dated April 30, 2019.[1]

7.	SAI of Federated Treasury Obligations Fund, dated September 30, 2018, as supplemented.
8.	Audited Financial Statements of Federated Treasury Obligations Fund, dated July 31, 2018.
9.	Unaudited Financial Statements of Federated Treasury Obligations Fund, dated January 31, 2019.[1]

10.	SAI of Federated Total Return Bond Fund, dated January 31, 2019, as supplemented.
11.	Audited Financial Statements of Federated Total Return Bond Fund, dated November 30, 2018.
12.	Unaudited Financial Statements of Federated Total Return Bond Fund, dated May 31, 2019.[1]

13.	SAI of Federated Ultrashort Bond Fund, dated May 29, 2019, as supplemented.
14.	Audited Financial Statements of Federated Ultrashort Bond Fund, dated September 30, 2018.[1]
15.	Unaudited Financial Statements of Federated Ultrashort Bond Fund, dated March 31, 2019.

16.	SAI of PNC Government Money Market Fund, dated September 28, 2018, as supplemented.
17.	Audited Financial Statements of PNC Government Money Market Fund, dated May 31, 2019.

18.	SAI of PNC Treasury Money Market Fund, dated September 28, 2018, as supplemented.
19.	Audited Financial Statements of PNC Treasury Money Market Fund, dated May 31, 2019.

20.	SAI of PNC Treasury Plus Money Market Fund, dated November 21, 2018, as supplemented.
21.	Audited Financial Statements of PNC Treasury Plus Money Market Fund, dated May 31, 2019.

22.	SAI of PNC Total Return Advantage Fund, dated September 28, 2018, as supplemented.
23.	Audited Financial Statements of PNC Total Return Advantage Fund, dated May 31, 2019.

24.	SAI of PNC Ultra Short Bond Fund, dated September 28, 2018, as supplemented.
25.	Audited Financial Statements of PNC Ultra Short Bond Fund, dated May 31, 2019.

26.

INFORMATION INCORPORATED BY REFERENCE

Federated Government Obligations Fund

Federated U.S. Treasury Cash Reserves

Federated Treasury Obligations Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

PNC Government Money Market Fund

PNC Treasury Money Market Fund

PNC Treasury Plus Money Market Fund

PNC Total Return Advantage Fund

PNC Ultra Short Bond Fund

The following documents are incorporated by reference into this SAI. Copies of the Federated Funds’ documents may be obtained at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or by calling 1-800-341-7400. Copies of the PNC Funds’ documents may be obtained at One East Pratt Street – 5th Floor, Baltimore, MD 21202 or by calling 1-800-622-3863.

1.	SAI dated September 30, 2018, each as supplemented, for Federated Government Obligations Fund (File Nos. 33-31602 and 811-5950).
2.	Annual Report dated July 31, 2018 for Federated Government Obligations Fund (File Nos. 33-31602 and 811-5950).
3.	Semi-Annual Report dated January 31, 2019 for Federated Government Obligations Fund (File Nos. 33-31602 and 811-5950).
4.	SAI dated June 30, 2019, each as supplemented, for Federated U.S. Treasury Cash Reserves (File Nos. 33-31602 and 811-5950).
5.	Annual Report dated April 30, 2019 for Federated U.S. Treasury Cash Reserves (File Nos. 33-31602 and 811-5950).
6.	SAI dated September 30, 2018, each as supplemented, for Federated Treasury Obligations Fund (File Nos. 33-31602 and 811-5950).
7.	Annual Report dated July 31, 2018 for Federated Treasury Obligations Fund (File Nos. 33-31602 and 811-5950).
8.	Semi-Annual Report dated January 31, 2019 for Federated Treasury Obligations Fund (File Nos. 33-31602 and 811-5950).
9.	SAI dated January 31, 2019, each as supplemented, for Federated Total Return Bond Fund (File Nos. 33-50773 and 811-7115).
10.	Annual Report dated November 30, 2018 for Federated Total Return Bond Fund (File Nos. 33-50773 and 811-7115).
11.	Semi-Annual Report dated May 31, 2019 for Federated Total Return Bond Fund (File Nos. 33-50773 and 811-7115).
12.	SAI dated May 29, 2019, each as supplemented, for Federated Ultrashort Bond Fund (File Nos. 33-50773 and 811-7115).
13.	Annual Report dated September 30, 2018 for Federated Ultrashort Bond Fund (File Nos. 33-50773 and 811-7115).
14.	Semi-Annual Report dated March 31, 2019 for Federated Ultrashort Bond Fund (File Nos. 33-50773 and 811-7115).
15.	SAI dated September 28, 2018 for PNC Government Money Market Fund, PNC Treasury Money Market Fund, PNC Total Return Advantage Fund and PNC Ultra Short Bond Fund, each as supplemented (File Nos. 033-00488 and 811-04416).
16.	SAI dated November 21, 2018 for PNC Treasury Plus Money Market Fund (File Nos. 033-00488 and 811-04416), each as supplemented (File Nos. 033-00488 and 811-04416).
17.	Annual Report dated May 31, 2019 for PNC Government Money Market Fund, PNC Treasury Money Market Fund, PNC Treasury Plus Money Market Fund, PNC Total Return Advantage Fund and PNC Ultra Short Bond Fund (File No. 811-04416).

PRO FORMA FINANCIAL INFORMATION

Federated Government Obligations Fund

PNC Government Money Market Fund

The PNC Funds and the Federated Funds (collectively, the “Funds) are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end diversified management investment companies. PNC Government Money Market Fund is advised by PNC Capital Advisors, LLC (the “PNC Funds Adviser”) and Federated Government Obligations Fund is advised by Federated Investment Management Company (the “Federated Funds Adviser”).

The unaudited pro forma information provided herein should be read in conjunction with the historical financial statements of PNC Government Money Market Fund (included in PNC Government Money Market Fund’s Annual Report for the fiscal year ended May 31, 2019 and the Semi-Annual Report for the six months ended November 31, 2018) and Federated Government Obligation Fund’s Annual Report for the fiscal year ended July 31, 2018 and Semi-Annual Report for the six months ended January 31, 2019, which are on file with the SEC and are available at no charge. The Funds follow generally accepted accounting principles (GAAP) in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

Narrative Description of the Pro Forma Effects of the Reorganization

The unaudited pro forma information set forth below for the twelve months ended January 31, 2019, is intended to present expense ratios and supplemental data as if the Reorganization of PNC Government Money Market Fund into Federated Government Obligations Fund had been consummated on February 1, 2018. The Reorganization is intended to consolidate PNC Government Money Market Fund with a fund with generally substantially similar investment objectives, principal investment strategies and limitations, and risks that are generally substantially similar in many respects. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

Federated Government Obligations Fund currently offers ten classes of shares: Class R Shares (to be redesignated as Select Shares as of August 1, 2019), Service Shares, Cash II Shares, Capital Shares, Premier Shares, Institutional Shares, Administrative Shares, Cash Series Shares, Trust Shares and Advisor Shares. PNC Government Money Market Fund offers three classes of shares: Class A Shares, Advisor Class Shares and Class I Shares. The Reorganization provides for the proposed exchange of assets of Class A Shares, Advisor Class Shares and Class I Shares of PNC Government Money Market Fund for Service Shares, Capital Shares, and Select Shares of Federated Government Obligations Fund, respectively. Under GAAP, Federated Government Obligations Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward. The Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (“the Code). No gain or loss is expected to be recognized by PNC Government Money Market Fund or its shareholders as a result of the merger.

The Funds will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Agreement and Plan of Reorganization. The Federated Funds Adviser, or its affiliates, and /or the PNC Funds Adviser, or its affiliates, will bear certain expenses associated with the Funds participation in the Reorganization, provided however that Federated Government Obligations Fund shall bear expenses associated with the qualification of fund shares for sale in the various states. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage, printing and legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (c) solicitation and tabulation costs of the transaction; and (d) other related administrative or operational costs.

It is anticipated that no significant accounting policies will change as a result of the Reorganization, specifically policies regarding securities valuation or compliance with Subchapter M of the Code.

Portfolio Valuation

Securities are valued at amortized cost. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If amortized cost is determined not to approximate fair value, the value of the portfolio securities will be determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its net asset value (“NAV”) per share.

Federated Government Obligations Fund’s Board of Trustees (the “Trustees”) have ultimate responsibility for determining the fair value of its investments. The Trustees have appointed a valuation committee (the “Valuation Committee”) comprised of officers of the Fund, the Federated Funds Adviser and certain of the Federated Funds Adviser's affiliated companies to assist in determining fair value of securities and in overseeing the comparison of amortized cost to market-based value. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of monitoring the relationship of market-based value and amortized cost. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs and assumptions) and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.

Pro Forma Adjustments

As of January 31, 2019, PNC Government Money Market Fund’s net assets amounted to approximately $12.4 billion and Federated Government Obligations Fund’s net assets amounted to approximately $73.1 billion. The expected net assets of the combined fund, had the Reorganization been consummated on February 1, 2018, the beginning of the Federated Government Obligations Fund’s 12 month period, are approximately $85.5 billion.

At January 31, 2019, PNC Government Money Market Fund and Federated Government Obligations Fund paid investment advisory fees computed at the annual rate of 0.15% and 0.20%, respectively, as a percentage of average daily net assets.

On a pro forma basis, for the twelve months ended January 31, 2019, the proposed Reorganization of Federated Government Obligations Fund and PNC Government Money Market Fund would have resulted in an increase in net operating expenses of approximately $920,000, the most significant of which is an increase in shareholder services fees based on Federated’s fee structure. Due to the combining of two portfolios into one, reductions of approximately $184,000 in professional fees and $90,000 in miscellaneous expenses result from the combination. On a pro forma basis, the combined fund expenses would be reduced by fee waivers and expense reimbursements in order to maintain voluntary expense caps. With respect to Federated Government Obligations Fund, the Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. As described in the most recent prospectus, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund’s R Shares (to be designated as Select Shares August 1, 2019), Institutional Shares, Service Shares, Administrative Shares, Cash II Shares, Cash Series Shares, Capital Shares, Trust Shares, Premier Shares and Advisor Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.17%, 0.20%, 0.45%, 0.45%, 0.85%, 1.05%, 0.30%, 0.70%, 0.15% and 0.15% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) September 1, 2019 (October 1, 2020 with respect to the Select Shares); or (b) the date of the Fund’s next effective prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including, the later of (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the closing date of the Reorganization.

Tax Status

Each Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. After the Reorganization, Federated Government Obligations Fund intends to continue to qualify as a regulated investment company by complying with the requirements for qualification and treatment as a regulated investment company under Subchapter M of the Code, including by distributing to shareholders each year substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), net realized capital gain and net tax-exempt income, if any. Accordingly, no provision for federal income tax is necessary. In addition, prior to the Reorganization, each PNC Fund will declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization.

The Funds’ cost of investments for financial accounting purposes does not differ significantly from such cost for federal income tax purposes.

Capital Loss Carryforwards

As of January 31, 2019, neither PNC Government Money Market Fund nor Federated Government Obligations Fund had any capital loss carryforwards available to offset future net realized capital gains.

FEDERATED GOVERNMENT OBLIGATIONS FUND
FEDERATED U.S. TREASURY CASH RESERVES

FEDERATED TREASURY OBLIGATIONS FUND

each a series of Money Market Obligations Trust, and

FEDERATED TOTAL RETURN BOND FUND

FEDERATED ULTRASHORT BOND FUND
each a series of Federated Total Return Series, Inc.

Investment Adviser, Administrator and Distributor
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222

PNC GOVERNMENT MONEY MARKET FUND

PNC TREASURY MONEY MARKET FUND
PNC TREASURY PLUS MONEY MARKET FUND
PNC TOTAL RETURN ADVANTAGE FUND
PNC ULTRA SHORT BOND FUND

each a series of PNC Funds

Investment Adviser and Co-Administrator
PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

Co-Administrator

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Distributor

PNC Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland ,ME 04101

[1] Pro forma financial information is not included for the following Reorganizations: 1) PNC Treasury Money Market Fund into Federated U.S. Treasury Cash Reserves; 2) PNC Treasury Plus Money Market Fund into Federated Treasury Obligations Fund; 3) PNC Total Return Advantage Fund into Federated Total Return Bond Fund; and 4) PNC Ultra Short Bond Fund into Federated Ultrashort Bond Fund because the net asset value of each applicable PNC Fund being acquired does not exceed 10% of the respective Federated Fund’s net asset value as of July 10, 2019.

PART C. OTHER INFORMATION.

Item 15. Indemnification

Indemnification is provided to Officers and Trustees of the Registrant pursuant to the Registrant's Declaration of Trust, as amended. This includes indemnification against: (a) any liabilities or expenses incurred in connection with the defense or disposition of any action, suit or proceeding in which an Officer or Trustee may be or may have been involved; and (b) any liabilities and expenses incurred by an Officer or Trustee as a result of having provided personally identifiable information to a regulator or counterparty by or with whom the Registrant (or its series, as applicable) is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty.

The Investment Advisory Contracts as applicable, (collectively, “Advisory Contracts”) between the Registrant and the investment advisers, as applicable, (collectively, “Advisers”) of its series, provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Advisory Contracts on the part of the Advisers, Advisers shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

The Registrant’s distribution contract contains provisions limiting the liability, and providing for indemnification, of the Officers and Trustees under certain circumstances.

Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust, as amended, or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees), Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust, as amended, or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust, as amended, or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16. Exhibits

Exhibit Number	DESCRIPTION

(1)
	1.1	Conformed copy Restatement and Amendment to the Declaration of Trust of the Registrant dated October 3, 1988, including Amendment Nos. 1-18	(35)
	1.2	Conformed copy of Restatement and Amendment No. 19 (11/2002)to the Declaration of Trust of the Registrant	(42)
	1.3	Conformed copy of Restatement and Amendment No. 20 (2/13/2003)to the Declaration of Trust of the Registrant	(43)
	1.4	Conformed copy of Restatement and Amendment No. 21 (5/14/2004)to the Declaration of Trust of the Registrant	(50)
	1.5	Conformed copy of Restatement and Amendment No. 22 (2005)to the Declaration of Trust of the Registrant	(55)
	1.6	Conformed copy of Restatement and Amendment No. 23 (3/1/2005)to the Declaration of Trust of the Registrant	(57)
	1.7	Conformed copy of Restatement and Amendment No. 24 (8/5/2005)to the Declaration of Trust of the Registrant	(58)
	1.8	Conformed copy of Restatement and Amendment Nos. 25 (8/26/2005)and 26 (12/9/2005) to the Declaration of Trust of the Registrant	(59)
	1.9	Conformed copy of Restatement and Amendment Nos. 27 (8/16/2006)and 28 (5/18/2006) to the Declaration of Trust of the Registrant	(62)
	1.10	Conformed copy of Restatement and Amendment Nos. 29 (8/17/2007), 31 (11/15/2007), 32(1/1/2010)and 33 (3/5/2010) to the Declaration of Trust of the Registrant	(76)
	1.11	Conformed copy of Restatement and Amendment No. 34(5/14/2010)to the Declaration of Trust of the Registrant	(78)
	1.12	Conformed copy of Restatement and Amendment No. 35 (12/31/2010)to the Declaration of Trust of the Registrant	(79)
	1.13	Conformed copy of Restatement and Amendment No. 36 (2/25/2011)to the Declaration of Trust of the Registrant	(81)
	1.14	Conformed copy of Restatement and Amendment No. 37 (9/30/2011)to the Declaration of Trust of the Registrant	(83)
	1.15	Conformed copy of Restatement and Amendment No. 38 (6/25/2012)to the Declaration of Trust of the Registrant	(85)
	1.16	Conformed copy of Restatement and Amendment No. 39 (12/21/2012)to the Declaration of Trust of the Registrant	(88)
	1.17	Conformed copy of Restatement and Amendment No. 40 (9/30/2013)to the Declaration of Trust of the Registrant	(92)
	1.18	Conformed copy of Restatement and Amendment No. 41 (3/14/2014)to the Declaration of Trust of the Registrant	(95)
	1.19	Conformed copy of Restatement and Amendment Nos. 42 (6/13/2014), 43 (7/18/2014), 44(1/6/2015)and 45 (5/14/2015) to the Declaration of Trust of the Registrant	(101)
	1.20	Conformed copy of Amended and Restated Declaration of Trust of Registrant dated November 11, 2015	(102)
	1.21	Conformed copy of Amendment No. 1 to the Amended and Restated Declaration of Trust of the Registrant (8/17/2018)	(122)

(2)
	2.1	Conformed copy of By-Laws of the Registrant, including Amendment Nos. 1-4	(35)
	2.2	Conformed copy of Amendment No. 5 to the By-Laws of the Registrant (8/22/2002)	(42)
	2.3	Conformed copy of Amendment No. 6 to the By-Laws of the Registrant (8/25/2003)	(46)
	2.4	Conformed copy of Amendment No. 7 to the By-Laws of the Registrant (9/21/2004)	(52)
	2.5	Conformed copy of Amendment No. 8 to the By-Laws of the Registrant (8/18/2005)	(59)
	2.6	Conformed copy of Amendment No. 9 to the By-Laws of the Registrant (1/1/2006)	(60)
	2.7	Conformed copy of Amendment No. 10 to the By-Laws of the Registrant (8/17/2007)	(65)
	2.8	Conformed copy of Amendment No. 11 to the By-Laws of the Registrant (6/1/2013)	(92)
	2.9	Conformed copy of Amended and Restated By-Laws of the Registrant dated November 11, 2015	(102)

(3)	Not applicable

(4)	Form of Agreement and Plan of Reorganization are filed herein as Annex A to the Prospectus/Proxy Statement	+

(5)	Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant. (See Appendix) As of September 1, 1997, Federated Securities Corp. stopped issuing share certificates.

(6)
	6.1	Conformed Copy of Investment Advisory Contract by and between Federated Investment Management Company (FIMCO)and the Registrant dated December 11, 1989, including Exhibits A-PP	(35)
	6.2	Conformed copy of Amendment to the Investment Advisory Contract by and between FIMCO and the Registrant dated June 1, 2001	(38)
	6.3	Conformed copy of Exhibit QQ (3/1/2003) to the Investment Advisory Contract by and between FIMCO and the Registrant	(44)
	6.4	Conformed copy of Exhibits RR-TT to the Investment Advisory Contract by and between FIMCO and the Registrant	(56)
	6.5	Conformed copy of Amendment #1 to Exhibit H (6/1/2005) to the Investment Advisory Contract by and between FIMCO and the Registrant	(58)
	6.6	Conformed copies of Amendments #1 to Exhibits T, U, V, AA, BB, CC, EE, GG, HH, JJ (9/1/2006) to the Investment Advisory Contract by and between FIMCO and the Registrant	(62)
	6.7	Conformed copy of Amendment #1 to Exhibit OO (9/1/2007) to the Investment Advisory Contract by and between FIMCO and the Registrant	(65)
	6.8	Conformed copy of Investment Advisory Contract by and between Passport Research LTD (PRL) and the Registrant dated July 31, 2008, including Exhibit A	(71)
	6.9	Conformed copy of Investment Advisory Contract by and between Federated Administrative Services (FAS) and the Registrant dated March 1, 1995, including Amendment dated June 1, 2001	(82)
	6.10	Conformed copy of Amendment #1 to Exhibit TT (6/1/2015) to the Investment Advisory Contract by and between FIMCO and the Registrant	(101)
	6.11	Conformed copy of Amendment #2 to Exhibit H (6/1/2015) to the Investment Advisory Contract by and between FIMCO and the Registrant	(101)
	6.12	Conformed copy of Amendment #1 to Exhibit M (6/1/2015) to the Investment Advisory Contract by and between FIMCO and the Registrant	(101)
	6.13	Conformed copy of Amendment #1 to Exhibit RR (6/1/2015) to the Investment Advisory Contract by and between FIMCO and the Registrant	(101)
	6.14	Conformed copy of Amendment #1 to Exhibit SS (6/1/2015) to the Investment Advisory Contract by and between FIMCO and the Registrant	(101)
	6.15	Conformed copy of Exhibit UU (4/1/2016) to the Investment Advisory Contract by and between FIMCO and the Registrant	(105)
	6.16	Conformed copy of Limited Power of Attorney (Multi-Fund Advisory Contract), dated June 1, 2017	(117)
	6.17	Conformed copy of Limited Power of Attorney (GOTMF advisory contract), dated June 1, 2017	(117)

(7)
	7.1	The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/ Mutual Funds Service Agreement from Item 24(b)(6) of the Cash Trust Series II Registration Statement on Form N-1A filed with the Commission on July 24, 1995. (File Nos. 33-38550 and 811-6269).
	7.2	Conformed copy of Exhibit 1 to the Distributor’s Contract by and between FSC and the Registrant dated October 24, 1997 (Liberty U.S. Government Money Market Trust – Class B Shares)	(23)
	7.3	Conformed Copy of Distributor’s Contract by and between Federated Securities Corp. (FSC) and the Registrant dated March 1, 1994, including Exhibits A-R	(35)
	7.4	Conformed copy of Amendment (6/1/2001) to the Distributor’s Contract by and between FSC and the Registrant	(38)
	7.5	Conformed copy of Amendment (10/1/2003) to the Distributor’s Contract by and between FSC and the Registrant	(46)
	7.6	Conformed copy of Exhibit S (12/1/2002), Exhibit T (3/1/2003), Exhibit U (12/1/2004), Exhibit V (12/1/2004), Exhibit W (12/1/2004) to the Distributor’s Contract by and between FSC and the Registrant	(54)
	7.7	Conformed copy of Exhibits X and Y (3/1/2005) to the Distributor’s Contract by and between FSC and the Registrant	(57)
	7.8	Conformed copy of Exhibit U (12/1/2004) to the Distributor’s Contract by and between FSC and the Registrant	(58)
	7.9	Conformed copy of Exhibit Z (9/1/2006) to the Distributor’s Contract by and between FSC and the Registrant	(62)
	7.10	Conformed copy of Exhibit AA (9/1/2007)and Exhibit K (11/1/1999) to the Distributor’s Contract by and between FSC and the Registrant	(63)
	7.11	Conformed copy of Schedule A (6/30/2010) to the Distributor’s Contract to the Distributor’s Contract by and between FSC and the Registrant	(78)
	7.12	Conformed copy of Exhibit BB (6/1/2012) to the Distributor’s Contract by and between FSC and the Registrant	(92)
	7.13	Conformed copy of Exhibit CC (3/1/2014), Exhibit DD (3/1/2014), Exhibit EE (6/13/2014)and Exhibit FF(6/13/2014) to the Distributor’s Contract by and between FSC and the Registrant	(97)
	7.14	Exhibit GG to the Distributor’s Contract by and between FSC and the Registrant	(98)
	7.15	Conformed copy of Exhibits HH through YY, all dated June 1, 2015, to the Distributor’s Contract by and between FSC and the Registrant	(101)
	7.16	Copy of Schedule A (6/1/2015) to the Distributor’s Contract by and between FSC and the Registrant	(101)
	7.17	Conformed copy of Exhibits ZZ and AAA, both dated December 1, 2015, to the Distributor’s Contract by and between FSC and the Registrant	(103)
	7.18	Conformed copy of Exhibit BBB (4/1/2016) to the Distributor’s Contract by and between FSC and the Registrant	(105)
	7.19	Form of Exhibit CCC and DDD, both dated August 1, 2016, to the Distributor’s Contract by and between FSC and the Registrant	(109)
	7.20	Form of Exhibit EEE (6/1/2017) to the Distributor’s Contract by and between FSC and the Registrant	(113)
	7.21	Form of Exhibit FFF (9/1/2017) to the Distributor’s Contract by and between FSC and the Registrant	(117)
	7.22	Conformed copy of Exhibit GGG (9/1/2017) to the Distributor’s Contract by and between FSC and the Registrant	(117)
	7.23	Conformed copy of Exhibit HHH (11/1/2017) to the Distributor’s Contract by and between FSC and the Registrant	(119)
	7.24	Conformed copy of Schedule A (12/1/2017) to the Distributor’s Contract by and between FSC and the Registrant	(120)

(8)	Not applicable

(9)
	9.1	Conformed copy of Custodian Contract by and between Federated Investment Companies (FIC), State Street Bank and Trust Company (SSB) and Federated Services Company (FSC) dated December 1, 1993 (the “SSB Custodian Contract”)	(8)
	9.2	Conformed copy of State Street Domestic Custody Fee Schedule dated January 1, 1997	(17)
	9.3	Conformed copy of the Amendment to the SSB Custodian Contract dated May 15, 2001	(62)
	9.4	Conformed copy of the Custody Agreement by and between the Registrant and The Bank of New York dated June 7, 2005 (the “BNY Custody Agreement”)	(63)
	9.5	Conformed copy of the Amendment to BNY Custody Agreement dated November 8, 2007, including Schedule II	(65)
	9.6	Conformed copy of Second Amendment to BNY Custody Agreement dated September 5, 2008	(69)
	9.7	Conformed copy of the Fourth Amendment to the BNY Custody Agreement dated October 23, 2009	(75)
	9.8	Conformed copy of the Amendment to the SSB Custodian Contract dated July 3, 2007	(76)
	9.9	Conformed copy of the Amendment to the SSB Custodian Contract dated February 3, 2006	(76)
	9.10	Conformed copy of Exhibit 1 to the SSB Custodian Contract dated September 1, 2010	(78)
	9.11	Conformed copy of the Third Amendment to the BNY Custody Agreement dated September 8, 2009	(82)
	9.12	Conformed copy of the Fifth Amendment to the BNY Custody Agreement dated November 13, 2009	(82)
	9.13	Conformed copy of the Sixth Amendment to the BNY Custody Agreement dated January 13, 2010	(82)
	9.14	Conformed copy of the Seventh Amendment to the BNY Custody Agreement dated September 1, 2010	(82)
	9.15	Conformed copy of the Eighth Amendment to the BNY Custody Agreement dated March 1, 2011	(82)
	9.16	Conformed copy of the Ninth Amendment to the BNY Custody Agreement dated March 25, 2011	(82)
	9.17	Conformed copy of the Tenth Amendment to the BNY Custody Agreement dated March 25, 2011	(82)
	9.18	Conformed copy of Fifth Amendment to the SSB Custodian Contract dated March 25, 2011	(92)
	9.19	Conformed copy of the Eleventh Amendment to the BNY Custody Agreement dated August 1, 2012	(92)
	9.20	Conformed copy of the Twelfth Amendment to the BNY Custody Agreement dated December 31, 2012	(101)
	9.21	Conformed copy of the Thirteenth Amendment to the BNY Custody Agreement dated September 24, 2013	(101)
	9.22	Conformed copy of the Fourteenth Amendment to the BNY Custody Agreement dated April 28, 2014	(101)
	9.23	Conformed copy of the Fifteenth Amendment to the BNY Custody Agreement dated December 1, 2014	(101)
	9.24	Conformed copy of the Sixteenth Amendment to the BNY Custody Agreement dated May 14, 2015	(101)
	9.25	Conformed copy of the Seventeenth Amendment to the BNY Custody Agreement dated June 26, 2015	(101)
	9.26	Conformed Copy of Exhibit 1 to the SSB Custodian Contract dated December 1, 2015	(102)
	9.27	Conformed Copy of Exhibit 1 to the SSB Custodian Contract dated April 1, 2016	(106)
	9.28	Conformed Copy of Exhibit 1 to the SSB Custodian Contract dated August 1, 2016	(109)
	9.29	Conformed Copy of Exhibit 1 to the SSB Custodian Contract dated January 1, 2017	(111)
	9.30	Conformed Copy of Exhibit 1 to the SSB Custodian Contract dated March 1, 2017	(112)
	9.31	Conformed copy of the Eighteenth Amendment to the BNY Custody Agreement dated May 1, 2016	(113)
	9.32	Conformed copy of the Nineteenth Amendment to the BNY Custody Agreement dated December 1, 2016	(113)
	9.33	Conformed copy of the Amended and Restated Master Custodian Agreement, dated March 1, 2017, between the funds of the Registrant listed on Exhibit A (the “Funds”) and State Street Bank and Trust Company (the “Amended and Restated SSB Agreement”)	(113)
	9.34	Conformed copy of the Twentieth Amendment to the BNY Custody Agreement dated August 1, 2017	(117)
	9.35	Conformed copy of Appendix A to the Amended and Restated SSB Agreement dated August 1, 2017	(117)
	9.36	Conformed copy of Appendix A to the Amended and Restated SSB Agreement dated November 1, 2017	(119)
	9.37	Conformed copy of the Twenty-First Amendment to the BNY Custody Agreement dated October 1, 2017	(120)
	9.38	Conformed copy of the Twenty-Second Amendment to the BNY Custody Agreement dated December 1, 2017	(120)
	9.39	Conformed copy of Appendix A to the Amended and Restated SSB Agreement dated December 10, 2017	(120)
	9.40	Conformed copy of the Twenty-Third Amendment to the BNY Custody Agreement dated March 16, 2018	(121)
	9.41	Conformed copy of the Twenty-Fourth Amendment to the BNY Custody Agreement dated April 1, 2018	(121)
	9.42	Conformed copy of the Twenty-Fifth Amendment to the BNY Custody Agreement dated September 1, 2018	(123)
	9.43	Conformed copy of the Twenty-Sixth Amendment to the BNY Custody Agreement dated December 1, 2018	(123)

(10)
	10.1	Conformed copy of Distribution Plan, including Exhibits A-I	(53)
	10.2	Conformed copy of Exhibits J and K of the Distribution Plan	(55)
	10.3	The responses described in Item 23 e(iv) are hereby incorporated by reference.
	10.4	Conformed copy of Exhibit L of the Distribution Plan dated March 1, 2005	(57)
	10.5	Conformed copy of Exhibit K of the Distribution Plan dated December 1, 2004	(58)
	10.6	Conformed copy of Exhibit M of the Distribution Plan dated September 1, 2006	(62)
	10.7	Conformed copy of Schedule A to the Distribution Plan for Class B Shares dated June 30, 2010	(78)
	10.8	Conformed copy of Exhibits HH through YY to the Distribution Plan, all dated June 1, 2015	(101)
	10.9	Conformed copy of Schedule A to the Distribution Plan for Class B Shares dated June 1, 2015	(101)
	10.10	Conformed copy of Exhibit DD to the Distribution Plan dated December 1, 2015	(102)
	10.11	Conformed copy of Schedule A to the Distribution Plan for Class B Shares dated June 1, 2017	(117)
	10.12	Conformed copy of Exhibit EE to the Distribution Plan dated September 1, 2017	(117)
	10.13	Copy of Schedule A to the Distribution Plan dated December 1, 2017	(120)

(11)	Conformed Copy of Opinion and Consent of Counsel Regarding the Legality of Shares being Issued	+

(12)	Form of Opinion regarding Tax Consequences of the Reorganization	+

(13)
	13.1	Conformed copy of Principal Shareholder Services Agreement (Liberty U.S. Government Money Market Trust – Class B Shares)	(23)
	13.2	Conformed copy of Shareholder Services Agreement (Liberty U.S Government Money Market Trust – Class B Shares)	(23)
	13.3	The responses described in Item 23I(iv) are hereby incorporated reference.
	13.4	The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 Revised 6/30/04, from Item 23(h)(vii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843).
	13.5	The Registrant hereby incorporates the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 3/1/06, from Item (h)(viii) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309)
	13.6	The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv) of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7155).
	13.7	The Registrant hereby incorporates the conformed copy of the Transfer Agency and Service Agreement between the Federated Funds listed on Schedule A revised 3/1/06 and State Street Bank and Trust Company from Item 23(h)(ix)of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309).
	13.8	The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005 form Item 23 (h)(ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-29838 and (811-5843);
	13.9	The Registrant hereby incorporates the Copy of Schedule 1, revised 9/1/05, to the Second Amended and Restated Services Agreement, from Item h(ix) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005. (File Nos. 33-54445 and 811-7193)
	13.10	The Registrant hereby incorporates the Copy of Exhibit A, revised 9/1/05, to the Financial Administration and Accounting Services Agreement, from Item h(x) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005. (File Nos. 33-54445 and 811-7193).
	13.11	The Registrant hereby incorporates the Copy of Exhibit A, revised 6/1/05, to the Transfer Agency and Services Agreement between the Federated Funds and State Street Bank and Trust Company, from Item h(xi) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005. (File Nos. 33-54445 and 811-7193).
	13.12	Conformed copy of Agreement for Administrative Services between Registrant and Federated Administrative Services;	(62)
	13.13	Conformed copy of Agreement for Administrative Services, with Exhibit 1 and Amendments 1 through 4 attached, between Registrant and Federated Administrative Services	(65)
	13.14	Conformed copy of Financial Administration and Accounting Services Agreement between all listed Federated Funds and State Street Bank and Trust Company	(74)
	13.15	Conformed copy of the Third Amendment to the Fund Accounting Agreement of the Registrant dated October 23, 2009	(75)
	13.16	Conformed copy of the Transfer Agency and Service Agreement between State Street Bank and Trust Company and the Federated funds listed on Schedule A revised as of January 1, 2010.	(76)
	13.17	Copy of Exhibit A to the Financial Administration and Accounting Services Agreement (revised as of 1/1/2010)	(76)
	13.18	Conformed copy of the Second Amended & Restated Services Agreement dated 12/1/2001	(76)
	13.19	Copy of Exhibit 1 to the Agreement for Administrative Services revised as of 4/30/2010	(76)
	13.20	Conformed copy of Schedule A to the Shareholder Services Agreement for Class B Shares	(78)
	13.21	Conformed copy of Schedule A to the Principal Shareholder Services Agreement for Class B Shares	(78)
	13.22	Copy of Exhibit A to the Financial Administration and Accounting Services Agreement revised as of 9/1/2010	(78)
	13.23	Conformed copy of Exhibit 1 to the Agreement for Administrative Services, between Registrant and Federated Administrative Services revised as of 9/1/2010	(78)
	13.24	Conformed copy of Schedule 1 to the Second Amended and Restated Services Agreement revised as of 9/1/2010	(78)
	13.25	Conformed copy of Exhibit 1 to the Agreement for Administrative Services, between Registrant and Federated Administrative Services revised as of 1/1/2011	(79)
	13.26	Conformed copy of Financial Administration and Accounting Services Agreement dated March 1, 2011 between funds listed on Exhibit A and State Street Bank and Trust Company	(82)
	13.27	Conformed copy of Fund Accounting Agreement dated March 1, 2011 between funds listed on Schedule I and The Bank of New York Mellon	(82)
	13.28	Conformed copy of Agreement for Transfer Agency Services dtd. November 1, 1998 between TFIT and Edward Jones	(82)
	13.29	Conformed copy of Amended and Restated Agreement for Administrative Services dated September 1, 2012	(87)
	13.30	Conformed copy of Compliance Support Services Addendum to Fund Accounting Agreement dated as of May 31, 2012	(87)
	13.31	Conformed copy of Amended and Restated Agreement for Administrative Services dated September 1, 2012, including the 1st Amendment to the Amended and Restated Agreement for Administrative Services dated March 1, 2013	(89)
	13.32	Conformed copy of Exhibit 1 to the Agreement for Administrative Services (revised as of 4/30/14)	(95)
	13.33	Copy of Schedule 1 to Second Amended and Restated Services Agreement (revised as of 9/1/14)	(97)
	13.34	Copy of Exhibit 1 to the Agreement for Administrative Services (revised as of 9/19/14)	(97)
	13.35	Copy of Exhibit 1 to the Agreement for Administrative Services (revised as of 12/1/14)	(98)
	13.36	Copy of Exhibit 1 to the Agreement for Administrative Services (revised as of 9/1/15)	(101)
	13.37	Copy of Schedule 1 to Second Amended and Restated Services Agreement (revised as of 9/1/15)	(101)
	13.38	Copy of Schedule A to Principal Shareholder Services Agreement (revised 6/1/15)	(101)
	13.39	Copy of Schedule A to Shareholder Services Agreement (revised 6/1/15)	(101)
	13.40	Conformed copy of Exhibit A to the Financial Administration and Accounting Services Agreement dated October 14, 2015	(102)
	13.41	Copy of Schedule 1 to Second Amended and Restated Services Agreement (revised as of 12/1/15)	(102)
	13.42	Copy of Schedule 1 to Second Amended and Restated Services Agreement (revised as of 4/1/16)	(105)
	13.43	Copy of Exhibit A to the Agreement for Administrative Services (revised as of 4/1/16)	(105)
	13.44	Copy of Exhibit A to the Agreement for Administrative Services (revised as of 8/1/16)	(109)
	13.45	Copy of Exhibit A to the Agreement for Administrative Services (revised as of 12/1/16)	(111)
	13.46	Copy of Exhibit A to the Financial Administration Accounting and Services Agreement, dated December 1, 2016	(111)
	13.47	Copy of Schedule 1 to Second Amended and Restated Services Agreement, revised September 1, 2016	(111)
	13.48	Conformed copy of Services Agreement between FIMCO and FASC, amended March 1, 2016 (with Schedule 1 dated October 1, 2016)	(111)
	13.49	Conformed copy of Transfer Agency and Services Agreement between Registrant and State Street Bank and Trust Company, dated January 31, 2017	(111)
	13.50	Copy of Exhibit A to Schedules A and A(I) of the Financial Administration Accounting and Services Agreement, dated March 1, 2017, and Exhibit 1 Schedule A – Fund Administration Money Market Fund Services and Schedule A(i) Money Market Fund Compliance Testing and Reporting Services	(112)
	13.51	Conformed copy of Amendment to Financial Administration and Accounting Services Agreement dated March 1, 2017	(112)
	13.52	Copy of Exhibit A to the Financial Administration Accounting and Services Agreement(updated as of 3/1/17)	(112)
	13.53	Conformed copy of Second Amended and Restated Agreement for Administrative Services, dated September 1, 2017;	(117)
	13.54	Copy of Schedule 1 to Second Amended and Restated Services Agreement, revised August 1, 2017;	(117)
	13.55	Copy of Exhibit A to the Financial Administration Accounting and Services Agreement (revised September 1, 2017);	(117)
	13.56	Conformed copies of Third through Seventh Amendments to the Fund Accounting Agreement (BNY Mellon) (revised August 1, 2017)	(117)
	13.57	Conformed copy of Services Agreement between FIMCO and FASC, revised August 1, 2017	(117)
	13.58	Conformed copy of Exhibit A to the Transfer Agency and Services Agreement (revised August 1, 2017)	(117)
	13.59	Copy of Schedule A to the Distribution Plan (Class B Shares) – revised June 1, 2017	(117)
	13.60	Copy of Schedule A to the Distributor’s Contract (Class B Shares) – revised June 1, 2017	(117)
	13.61	Copy of Schedule A to the Shareholder Services Agreement (Class B Shares) – revised June 1, 2017	(117)
	13.62	Copy of Exhibit A to the Financial Administration Accounting and Services Agreement (revised November 1, 2017)	(119)
	13.63	Conformed copies of Eighth and Ninth Amendments to the Fund Accounting Agreement (BNY Mellon) revised October 1, 2017 and November 1, 2017, respectively	(119)
	13.64	Conformed copy of Exhibit A to the Transfer Agency and Services Agreement (revised September 1, 2017)	(119)
	13.65	Conformed copy of Exhibit A to the Transfer Agency and Services Agreement (revised December 1, 2017)	(120)
	13.66	Conformed copy of Tenth Amendment to the Fund Accounting Agreement (BNY Mellon) revised December 1, 2017	(120)
	13.67	Copy of Exhibit A to the Financial Administration Accounting and Services Agreement (revised December 15, 2017)	(120)
	13.68	Copy of Schedule A to the Shareholder Services Agreement (Class B Shares) – revised September 1, 2017	(120)
	13.69	Exhibit A to Second Amended and Restated Agreement for Administrative Services, dated December 15, 2017	(120)
	13.70	Copy of Schedule 1 to Second Amended and Restated Services Agreement, revised December 15, 2017	(120)
	13.71	Conformed copy of Exhibit A to the Transfer Agency and Services Agreement (revised March 1, 2018 and June 1, 2018)	(121)
	13.72	Exhibit A to Second Amended and Restated Agreement for Administrative Services, dated June 1, 2018	(121)
	13.73	Conformed copy of Investment Company Reporting Modernization Services Amendment To Fund Accounting Agreement dated March 2, 2018	(121)
	13.74	Exhibit A to Second Amended and Restated Agreement for Administrative Services, dated June 1, 2018	(122)
	13.75	Conformed copy of Exhibit A to the Transfer Agency and Services Agreement (revised December 1, 2018)	(123)
	13.76	Copy of Schedule 1 to Second Amended and Restated Services Agreement, revised December 1, 2018	(123)
	13.77	Conformed copy of Eleventh and Twelfth Amendments to the Fund Accounting Agreement (BNY Mellon) revised September 1, 2018 and December 1, 2018, respectively	(123)
	13.78	Copy of Exhibit A to the Financial Administration Accounting and Services Agreement (revised December 15, 2017)	(123)
	13.79	Conformed copy of Amendment to Financial Administration and Accounting Services Agreement dated March 1, 2018	(123)
	13.80	Conformed copy of Schedule 1 to the Services Agreement between FIMCO and FASC dated October 1, 2016 and revised October 1, 2018	(123)
	13.81	Conformed copy of Thirteenth Amendment to Fund Accounting Agreement by and between BNY and the Registrant dated March 1, 2019	(125)
	13.82	Conformed copy of Fourteenth Amendment to Fund Accounting Agreement by and between BNY and the Registrant dated April 1, 2019	(125)
	13.83	Conformed copy of Fifteenth Amendment to Fund Accounting Agreement by and between BNY and the Registrant dated June 1, 2019	(125)

(14)
	14.1	Conformed copy of Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm;	+
	14.2	Conformed copy of Consent of KMPG LLP, Independent Registered Public Accounting Firm;	+
	14.3	Conformed copy of Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm;	+

(15)	Not Applicable

(16)
	16.1	Conformed copy of Unanimous Consent of Trustees of Federated Government Obligations Fund;	+
	16.2	Conformed copy of Power of Attorney of the Registrant-Federated Government Obligations Fund;	+
	16.3	Conformed copy of Unanimous Consent of Trustees of Federated U.S. Treasury Cash Reserves Fund;	+
	16.4	Conformed copy of Power of Attorney of the Registrant-Federated U.S. Treasury Cash Reserves Fund;	+
	16.5	Conformed copy of Unanimous Consent of Trustees of Federated Treasury Obligations Fund;	+
	16.6	Conformed copy of Power of Attorney of the Registrant-Federated Treasury Obligations Fund;	+

(17)
	17.1	Form of Ballot Federated Government Obligations Fund	+
	17.2	Form of Ballot Federated U.S. Treasury Cash Reserves	+
	17.3	Form of Ballot Federated Treasury Obligations Fund	+

+	Exhibit is being filed electronically with registration statement; indicate by footnote

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 33-31602 and 811-5950)
8	PEA No. 8 filed June 1, 1994
17	PEA No. 24 filed September 28, 1998
23	PEA No. 36 filed October 29, 1999
35	PEA No. 51 filed May 29, 2001
38	PEA No. 54 filed September 28, 2001
43	PEA No. 62 filed on May 30, 2003
44	PEA No. 63 filed on June 30, 2003
46	PEA No. 65 filed on December 30, 2003
50	PEA No. 69 filed on June 29, 2004
52	PEA No. 73 filed on December 3, 2004
53	PEA No. 74 filed on December 30, 2004
55	PEA No. 79 filed on May 2, 2005
56	PEA No. 80 filed on May 27, 2005
57	PEA No. 81 filed on June 28, 2005
58	PEA No. 82 filed on September 30, 2005
59	PEA No. 83 filed on February 27, 2006
60	PEA No. 84 filed on May 26, 2006
62	PEA No. 87 filed on February 27, 2007
63	PEA No. 91 filed on September 28, 2007
65	PEA No. 96 filed on December 17, 2007
69	PEA No. 102 filed on September 29, 2008
71	PEA No. 104 filed on May 29, 2009
74	PEA No. 107 filed on December 23, 2009
75	PEA No. 109 filed on February 26, 2010
76	PEA No. 110 filed on May 24, 2010
78	PEA No. 112 filed on September 28, 2010
79	PEA No. 114 filed on February 28, 2011
81	PEA No. 119 filed on June 28, 2011
82	PEA No. 120 filed on September 27, 2011
83	PEA No. 124 filed on February 27, 2012
85	PEA No. 128 filed on June 25, 2012
87	PEA No. 132 filed on September 27, 2012
88	PEA No. 134 filed on February 27, 2013
89	PEA No. 136 filed on May 24, 2013
92	PEA No. 143 filed on February 26, 2014
95	PEA No. 149 filed on May 23, 2014
97	PEA No. 154 filed on September 26, 2014
98	PEA No. 157 filed on January 6, 2015
101	PEA No. 173 filed on September 28, 2015
102	PEA No. 174 filed on December 24, 2015
103	PEA No. 179 filed on February 24, 2016
105	PEA No. 183 filed on April 12, 2016
106	PEA No. 185 filed on May 25, 2016
109	PEA No. 193 filed on September 27, 2016
111	PEA No. 197 filed on February 27, 2017
112	PEA No. 199 filed on May 1, 2017
113	PEA No. 201 filed on June 27, 2017
117	PEA No. 210 filed on September 27, 2017
119	PEA No. 214 filed on November 27, 2017
120	PEA No. 216 filed on February 26, 2018
121	PEA No. 218 filed on June 28, 2018
122	PEA No. 220 filed on September 26, 2018
123	PEA No. 222 filed on February 26, 2019
125	PEA No. 226 filed on July 25, 2019

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item (16)(12) of Form N-14 prior to the closing date of the reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Money Market Obligations Trust, has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 7th day of August, 2019.

Money Market Obligations Trust
BY: /s/ George F. Magera George F. Magera, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ George F. Magera George F. Magera Assistant Secretary	Attorney In Fact For the Persons Listed Below	August 7, 2019
J. Christopher Donahue *	President and Trustee (Principal Executive Officer)
Thomas R. Donahue*	Trustee
Lori A. Hensler*	Treasurer (Principal Financial Officer/Principal Accounting Officer)
John T. Collins*	Trustee
G. Thomas Hough*	Trustee
Maureen Lally-Green*	Trustee
Charles F. Mansfield, Jr.*	Trustee
Thomas O’Neill*	Trustee
P. Jerome Richey*	Trustee
John S. Walsh*	Trustee
*By Power of Attorney

Appendix

Copy of Specimen Certificate for Shares of Beneficial Interest of:

(i)	Alabama Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(ii)	Arizona Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 46 on Form N-1A filed on March 16, 1998. File Nos. 33-31259 and 811-5911).
(iii)	Automated Cash Management Trust - Institutional Service Shares and Cash II Shares; (Response is incorporated by reference to Post-Effective Amendment No. 8 on Form N-1A filed June 1, 1994. File Nos. 33-31602 and 811-5950).
(iv)	Automated Government Money Trust; (Response is incorporated by reference to Initial Registration Statement on Form N-1 filed on May 28, 1982. File Nos. 2-77822 and 811-3475).
(v)	California Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 45 on Form N-1A filed on December 19, 1997. File Nos. 33-31259 and 811-5911).
(vi)	Connecticut Municipal Cash Trust; (Response is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on October 31, 1989. File Nos. 33-31259 and 811-5911).
(vii)	Federated Master Trust; (Response is incorporated by reference to Post-Effective Amendment No. 39 on Form N-1A filed January 23, 1996. File Nos. 2-60111 and 811-2784).
(viii)	Federated Short-Term U.S. Government Trust; (Response is incorporated by reference to Post-Effective Amendment No. 1 on Form N-1A filed October 22, 1987. File Nos. 33-12322 and 811-5035).
(ix)	Federated Tax-Free Trust; (Response is incorporated by reference to Initial Registration Statement on Form S-5 filed December 27, 1978. File Nos. 2-63343 and 811-2891).
(x)	Florida Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 30 on Form N-1A filed on September 19, 1994. File Nos. 33-31259 and 811-5911).
(xi)	Georgia Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 36 on Form N-1A filed on May 31, 1995. File Nos. 33-31259 and 811-5911).
(xii)	Liberty U.S. Government Money Market Trust; (Response is incorporated by reference to Post-Effective Amendment No. 35 on Form N-1A filed April 25, 1996. File Nos. 2-65447 and 811-2956).
(xiii)	Liquid Cash Trust; (Response is incorporated by reference to Pre-Effective Amendment No. 3 on Form N-1A filed December 8, 1980. File Nos. 2-67655 and 811-3057).
(xiv)	Maryland Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 22 on Form N-1A filed on March 2, 1994. File Nos. 33-31259 and 811-5911).
(xv)	Massachusetts Municipal Cash Trust - Institutional Service Shares and BayFunds Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xvi)	Michigan Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 45 on Form N-1A filed on December 19, 1997. File Nos. 33-31259 and 811-5911).
(xvii)	Minnesota Municipal Cash Trust - Institutional Shares and Cash Series Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xviii)	New Jersey Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xix)	North Carolina Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xx)	Ohio Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 45 on Form N-1A filed on December 19, 1997. File Nos. 33-31259 and 811-5911).
(xxi)	Ohio Municipal Cash Trust - Cash II Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xxii)	Pennsylvania Municipal Cash Trust - Institutional Shares; (Response is incorporated by reference to Post-Effective Amendment No. 35 on Form N-1A filed on May 19, 1995. File Nos. 33-31259 and 811-5911).
(xxiii)	Pennsylvania Municipal Cash Trust - Institutional Service Shares and Cash Series Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xxiv)	Tennessee Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 42 on Form N-1A filed on February 29, 1996. File Nos. 33-31259 and 811-5911).
(xxv)	Treasury Obligations Fund - Institutional Capital Shares; (Response is incorporated by reference to Post-Effective Amendment No. 22 on Form N-1A filed September 23, 1997. File Nos. 33-31602 and 811-5950).
(xxvi)	Trust for Government Cash Reserves; (Response is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed March 23, 1989. File Nos. 33-27178 and 811-5772).
(xxvii)	Trust for Short-Term U.S. Government Securities; (Response is incorporated by reference to Post-Effective Amendment No. 53 on Form N-1A filed January 23, 1995. File Nos. 2-54929 and 811-2602).
(xxviii)	Trust for U.S. Treasury Obligations; (Response is incorporated by reference to Post-Effective Amendment No. 27 on Form N-1A filed November 27, 1994. File Nos. 2-49591 and 811-2430).
(xxix)	Virginia Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xxx)	Liberty U.S. Government Money Market Trust and Liquid Cash; (Response is incorporated by reference to Post-Effective Amendment No 41 on Form N-1A filed on May 25, 2000. File Nos. 33-31602 and 811-5950).
(xxxi)	Liberty U.S. Government Money Market Trust (Response is incorporated by reference to Post-Effective Amendment No. 41 on Form N-1A filed on May 25, 2000. File Nos. 33-31602 and 811-5950).
(xxxii)	Liquid Cash Trust (Response is incorporated by reference to Post-Effective Amendment No. 41 on Form N-1A filed on May 25, 2000. File Nos. 33-31602 and 811-5950).